     As filed with the Securities and Exchange Commission on August 1, 2003
================================================================================
                                                     1933 Act File No.
                                                     1940 Act File No. 811-21338

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    Form N-2

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[_]  Pre-Effective Amendment No.

[_]  Post-Effective Amendment No.
              and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]  Amendment No. 5

                                   ----------

                 Nicholas-Applegate Convertible & Income Fund II
         (Exact Name of Registrant as Specified in Declaration of Trust)

                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (212) 739-3369
              (Registrant's Telephone Number, including Area Code)

                              Newton B. Schott, Jr.
                       c/o PIMCO Advisors Distributors LLC
                              2187 Atlantic Street
                           Stamford, Connecticut 06902
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                           Copy of Communications to:

                         Joseph B. Kittredge, Jr., Esq.
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

                                   ----------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)

                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------
                                     Proposed        Proposed
                                      Maximum         Maximum
                        Amount       Offering        Aggregate        Amount of
Title of Securities     Being        Price Per       Offering       Registration
 Being Registered     Registered       Unit           Price/1/           Fee
-------------------   ----------   ------------    -------------    ------------
Preferred Shares,
 par value $0.00001   10 Shares    $  25,000.00    $  250,000.00    $      20.23
--------------------------------------------------------------------------------

/1/ Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS       SUBJECT TO COMPLETION                       , 2003
--------------------------------------------------------------------------------


$
                                                         [LOGO] PIMCO ADVISORS

Nicholas-Applegate Convertible & Income Fund II

     Shares, Series A
     Shares, Series B
     Shares, Series C
     Shares, Series D
     Shares, Series E
Auction Preferred Shares
Liquidation Preference $25,000 Per Share
--------------------------------------------------------------------------------

Investment Objective. The Fund is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to provide total return through a combination of capital appreciation and high current income.

Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The Fund may invest up to 20% of its total assets in other types of securities. The portion of the Fund's assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. In making allocation decisions, the Fund's portfolio manager will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund may invest without limit in securities that are below investment grade quality and expects that ordinarily the portfolio manager's strategies will result in the Fund investing primarily in these securities. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. There can be no assurance that the Fund will achieve its investment objective.

Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

Before buying any preferred shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page 29. Certain of these risks are summarized in "Prospectus summary--Special Risk Considerations" beginning on page 6.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                     Proceeds
                                      Price to Public   Sales Load   to Fund(1)
 ------------------------------------------------------------------------------
 Per Share                             $25,000          $            $
 ------------------------------------------------------------------------------
 Total                                 $                $            $
 ------------------------------------------------------------------------------

(1) Plus accumulated dividends if any, from the date the Auction Preferred Shares are issued, but before offering expenses payable by the Fund
    estimated to be $    .

Auction Preferred Shares, Series A, Auction Preferred Shares, Series B, Auction Preferred Shares, Series C, Auction Preferred Shares, Series D, and Auction Preferred Shares, Series E (together, "APS") are being offered by the underwriters subject to the condition that the APS be rated "Aaa" by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Fitch, Inc. ("Fitch Ratings") as of the time of delivery of the APS to the underwriters, and subject to certain other conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the APS will be delivered to the nominee of The Depository Trust Company on or about
          , 2003.

--------------------------------------------------------------------------------

(continued from previous page)

Investors in APS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series A APS for the initial period from and including the date of
issue to, but excluding,         , 2003 will be     % per year. The dividend
rate on the Series B APS for the initial period from and including the date of
issue to, but excluding,         , 2003 will be     % per year. The dividend
rate on the Series C APS for the initial period from and including the date of
issue to, but excluding,         , 2003 will be     % per year. The dividend
rate on the Series D APS for the initial period from and including the date of
issue to, but excluding,       , 2003 will be   % per year. The dividend rate
on the Series E APS for the initial period from and including the date of issue
to, but excluding,         , 2003 will be     % per year. For each subsequent
period, the Auction Agent will determine the dividend rate for a particular period by an auction conducted in accordance with the procedures described in this Prospectus and, in further detail, in Appendix A to the Statement of Additional Information (each, an "Auction").

The APS, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a selling shareholder that sells APS between Auctions may receive a price per share of less than $25,000. The Fund may redeem APS as described under "Description of APS--Redemption."

When issued and outstanding, the APS will add leverage to an investment in the Fund's common shares. The APS will be senior in liquidation and distribution rights to the Fund's outstanding common shares. The Fund's common shares are traded on the New York Stock Exchange under the symbol "NCZ." This offering is conditioned upon the APS receiving a rating of "Aaa" from Moody's and "AAA" from Fitch Ratings.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A
Statement of Additional Information, dated         , 2003, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information
on page    of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (877) 819-2224 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of the APS in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

               Prospectus summary............................  1
               Financial highlights.......................... 16
               The Fund...................................... 17
               Use of proceeds............................... 17
               Capitalization................................ 17
               Portfolio composition......................... 18
               The Fund's investment objective and strategies 18
               Risks......................................... 29
               How the Fund manages risk..................... 36
               Rating agency guidelines...................... 37
               Description of APS............................ 39
               Management of the Fund........................ 61
               Net asset value............................... 63

            Tax matters........................................  64
            Description of capital structure...................  66
            Anti-takeover and other provisions in the
              Declaration of Trust.............................  68
            Repurchase of Common Shares; conversion to open-
              end fund.........................................  69
            Underwriting.......................................  70
            Shareholder servicing agent, custodian and transfer
              agents...........................................  71
            Legal matters......................................  71
            Table of contents for the Statement of Additional
              Information......................................  72
            Glossary...........................................  73
            Appendix A--Description of Securities Ratings...... A-1


--------------------------------------------------------------------------------

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the APS. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information. Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE FUND

Nicholas-Applegate Convertible & Income Fund II (the "Fund") is a recently organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Fund." The Fund's common shares ("Common Shares") are traded on the New York Stock Exchange under the symbol "NCZ." As of , 2003, the Fund had Common Shares
outstanding and net assets of $      .

THE OFFERING

The Fund is offering an aggregate of Series A APS, Series B APS, Series C APS, Series D APS and Series E APS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The APS are being offered through a group of underwriters led by (collectively, the "Underwriters"). See "Underwriting." This offering is conditioned upon the APS receiving a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch Ratings. The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objective and policies as summarized under "The Fund's investment objective and strategies." It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in convertible securities and non-convertible income-producing securities that meet its investment objective and policies within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, credit-linked trust certificates and other securities issued by special purpose trusts or other structured vehicles (e.g., TRACERs or TRAINs), and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund market exposure while the Fund's portfolio manager selects specific securities.

The APS will entitle their holders to receive cash dividends at an annual rate that may vary for successive Dividend Periods. In general, except as described under "Description of APS--Dividends," each Dividend Period will be seven days. The Auction Agent will determine the Applicable Rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period.

The APS are not listed on an exchange. Instead, investors may buy or sell APS at an Auction that normally is held weekly, by submitting orders to Broker-Dealers that have entered into an agreement with the Auction Agent or to certain other Broker-Dealers. Deutsche Bank Trust Company Americas, the Auction Agent, reviews orders from Broker-Dealers on behalf of Existing Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy, APS. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding APS continuing to be held. The first Auction Date for
Series A APS will be           , 2003, for Series B APS will be           ,
2003, for Series C APS will be           , 2003, for Series D APS will be
          , 2003 and for Series E APS will be           , 2003, each being the
Business Day before the Initial Dividend Payment Date for the Initial Dividend
Period for the relevant series of APS (          , 2003, for Series A,
          , 2003 for Series B,           , 2003 for Series C,           , 2003
for Series D and           , 2003 for Series E). The Auction day for Series A
APS generally will be Monday, for Series B APS generally will be Tuesday, for Series C APS generally will be Wednesday, for Series D APS generally will be Thursday and for Series E APS generally will be Friday, unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the subsequent Dividend Period is not a Business Day.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective
The Fund's investment objective is to provide total return through a combination of capital appreciation and high current income. The Fund attempts to achieve this objective by investing in a diversified portfolio of convertible securities and non-convertible income-producing securities described under "Portfolio Contents" below. As described below, in seeking to achieve its investment objective, the Fund expects ordinarily to invest primarily in "high yield" securities or "junk bonds." The Fund cannot assure you that it will achieve its investment objective.

Portfolio Management Strategies
In selecting investments for the Fund, Nicholas-Applegate Capital Management LLC ("NACM"), the Fund's portfolio manager, attempts to identify issuers that successfully adapt to change. NACM uses traditional credit analysis combined with a disciplined, fundamental, bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. See "Independent Credit Analysis" below. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM's sell discipline is clearly defined and designed to drive the Fund's portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.

In selecting convertible securities for investment by the Fund, NACM evaluates each convertible security's investment characteristics as an income-producing security, using the techniques described above, as well as its potential for capital appreciation, using techniques that focus on the security's equity characteristics. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. NACM will consider selling a particular convertible security when any of those factors materially changes.

Independent Credit Analysis
NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Fund, rather than relying exclusively on Rating Agencies or third-party research. The team managing the Fund utilizes this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive capital appreciation potential or high current income relative to NACM's assessment of their credit characteristics.

Portfolio Contents
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund's assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. In making allocation decisions, NACM will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund may invest without limit in convertible securities and non-convertible income-producing securities that are below investment grade quality, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. The Fund invests in securities with a broad range of maturities. The weighted average maturity of the Fund will typically range from five to ten years, although the weighted average maturity of obligations held by the Fund may be shorter or longer at any time or from time to time depending on market conditions. The Fund may invest up to 20% of its total assets in other types of securities. The Fund may invest in securities of companies with smaller market capitalizations. The principal types of securities in which the Fund will invest are described below. For more detailed descriptions, see "The Fund's investment objective and strategies--Portfolio Contents and Other Information."

Convertible Securities
The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Under normal circumstances, the Fund will invest at least 50% of its total assets in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Convertible Securities."

Synthetic Convertible Securities
The Fund also may invest without limit in "synthetic" convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its total assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Synthetic Convertible Securities."

Non-Convertible Income-Producing Securities
The Fund will also invest in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-convertible preferred stocks, bank loans and loan participations, commercial paper, real estate investment trusts ("REITs") and commercial and other mortgage-related and asset-backed securities, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose trusts or other structured vehicles (e.g., TRACERs or TRAINs), zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and U.S. Government securities. The Fund's investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Non-Convertible Income-Producing Securities."

High Yield Securities
The Fund may invest without limit in convertible securities and non-convertible income-producing securities that are of below investment grade quality, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. Below investment grade securities are securities rated, at the time of investment, below the four highest grades (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's ("S&P")) or securities that are unrated but judged to be of comparable quality by NACM. Below investment grade securities are sometimes referred to as "high yield" securities or "junk bonds." The Fund may invest in high yield securities of any rating, including securities given the lowest non-default rating (C by Moody's or S&P, as described in Appendix A) or unrated securities judged to be of comparable quality by NACM. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Securities in the lowest investment grade category (i.e., rated Baa by Moody's or BBB by S&P) also may be considered to possess some speculative characteristics. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--High Yield Securities."

Foreign (Non-U.S.) Investments
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. For this purpose, foreign securities do not include American Depository Receipts ("ADRs") or securities guaranteed by a United States person, but may include foreign securities in the form of Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign issuers. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Foreign (Non-U.S.) Investments and Currencies."

Rule 144A Securities
The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid and thus may be subject to the Fund's limitation to invest not more than 5% of its total assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

LEVERAGE

The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. After completion of the offering of the APS, the Fund anticipates its total leverage from the issuance of APS
will be approximately   %. This amount may change, but total leverage will not
exceed 50% of the Fund's total assets. Although the Fund may in the future offer other preferred shares of beneficial interest, the Fund does not currently intend to offer preferred shares of beneficial interest ("Preferred Shares") other than Series A APS, Series B APS, Series C APS, Series D APS and Series E APS. The Fund may also leverage the portfolio by borrowing money, issuing debt securities, and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS.

The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to Common Shareholders over time. Use of financial leverage creates an opportunity for increased income for Common Shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Manager and NACM will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the APS) is utilized, giving the Manager and NACM an incentive to utilize leverage. See "Risks--Leverage Risk."

INVESTMENT MANAGER

PIMCO Advisors Fund Management LLC (the "Manager") serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to 0.70% of the Fund's average daily total managed assets. "Total managed assets" means the total assets of the Fund (including any assets attributable to the APS or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of June 30, 2003, the Manager had approximately $23.7 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of June 30, 2003, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including NACM, had approximately $404 billion in assets under management.

The Manager has retained its affiliate, NACM, as a sub-adviser to manage the Fund's portfolio investments. See "--Portfolio Manager" below.

PORTFOLIO MANAGER

NACM serves as the Fund's sub-adviser responsible for managing the Fund's portfolio investments, and is sometimes referred to herein as the "portfolio manager." Subject to the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of June 30, 2003, NACM had approximately $16.9 billion in assets under management.

The Manager (and not the Fund) will pay a portion of the fees it receives to NACM in return for NACM's services.

SPECIAL RISK CONSIDERATIONS

The following describes various principal risks of investing in APS and the Fund. A more detailed description of these and other risks of investing in APS and the Fund are described under "Risks" in this Prospectus and under "Investment Objective and Policies" in the Fund's Statement of Additional Information.

Principal risks of investing in APS include:

Auction Risk
You may not be able to sell your APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those shares. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction.

Ratings and Asset Coverage Risk
A Rating Agency could downgrade the APS, which could affect their liquidity and value. In addition, the Fund may be forced to redeem your APS to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem APS under certain circumstances.

Secondary Market Risk
You could receive less than the price you paid for your APS if you sell them outside of an Auction, especially when market interest rates are rising. Although the Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions, they are not obligated to do so, and no secondary market may develop or exist at any time for the APS.

Principal risks of investing in the Fund include:

Limited Operating History
The Fund is a recently organized, diversified, closed-end management investment company which has been operational for less than two months.

Market Discount Risk
Shares of closed-end management investment companies like the Fund frequently trade at a discount from their net asset value.

Convertible Securities Risk
The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Under normal circumstances, the Fund will invest at least 50% of its total assets in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations. See "Risks--Convertible Securities Risk."

Synthetic Convertible Securities Risk
The Fund may invest without limit in synthetic convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See "Risks--Convertible Securities Risk" and "Risks--Derivatives Risk." In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See "Risks--Synthetic Convertible Securities Risk."

Credit Risk/High Yield Risk
Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or the issuer of a reference security experiences a decline in its financial status. Any default by an issuer of a debt obligation could have a negative impact on the Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS. The Fund may invest without limit in securities that are below investment grade quality, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. Securities of below investment grade quality (commonly referred to as "high yield" securities or "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. The prices of these lower grade obligations are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain Rating Agencies. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--High Yield Securities," "Risks--Credit Risk" and "Risks--High Yield Risk" for additional information. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

Interest Rate Risk
Generally, when market interest rates fall, the prices of convertible and non-convertible income-producing obligations rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The prices of longer-term obligations generally fluctuate more than prices of shorter-term obligations as interest rates change. Because the weighted average maturity of the Fund's securities typically will range from five to ten years, the Fund's net asset value will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term obligations. If interest rates rise, the value of the Fund's investment portfolio may decline, reducing asset coverage on the APS. See "Risks--Interest Rate Risk" for additional information.

Issuer Risk
The value of securities in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Equity Securities Risk
The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. Equity securities generally have greater price volatility than debt and other income-producing securities.

Leverage Risk
The Fund utilizes financial leverage for investment purposes. Leverage risk includes the risk associated with the issuance of the APS to leverage the Fund's Common Shares. The Fund may also leverage the portfolio by borrowing money, issuing debt securities, and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS. If the dividend rate on the APS and interest rates (if applicable) on other forms of leverage, as reset periodically, exceed the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the APS would be reduced. In addition, to the extent that any forms of leverage utilized by the Fund are senior to the APS, payments to holders of APS in liquidation or otherwise will be subject to the prior payment of obligations relating to such other forms of leverage.

Because the fees received by the Manager and NACM are based on the total managed assets of the Fund, the fees will be higher when leverage (including the APS) is utilized, giving the Manager and NACM an incentive to utilize leverage.

Liquidity Risk
The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Foreign (Non-U.S.) Investment Risk
The Fund's investments in U.S. dollar-denominated securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political or legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks.

Smaller Company Risk
The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Derivatives Risk
The Fund may utilize derivative instruments for investment purposes, as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of the APS. Such derivative instruments may include derivatives used as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest (pending investment of the proceeds of this offering and the Fund's common share offering). Such derivative instruments include, but are not limited to, warrants, options on common stock or stock indexes and futures contracts. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates or other securities issued by special purpose trusts or other structured vehicles (e.g., TRACERs or TRAINs). Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, equity securities risk, issuer risk, credit risk, interest rate risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.

Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract because of financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

REITs and Mortgage-Related Risk
Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources and their securities may trade less frequently and in a limited volume and be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Reinvestment Risk
Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called obligations at market interest rates that are below the portfolio's current earnings rate. This could impact the Fund's net asset value and reduce asset coverage on the APS.

Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the APS and distributions, as well as the value of the Fund's portfolio, could decline. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Deflation may also result in a decline in the dividend rate of the APS.

Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. NACM and the portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions
The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") and Amended Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or to change the composition of the Board of Trustees. Preferred Shareholders will have voting rights in addition to and separate from the voting rights of the Common Shareholders in certain situations. See "Anti-takeover and other provisions in the Declaration of Trust." Preferred Shareholders, on the one hand, and Common Shareholders, on the other, may have interests that conflict in these situations.

Certain Affiliations
Because certain broker-dealers may be considered affiliated persons of the Fund, the Manager and/or NACM, the Fund's ability to utilize such broker-dealers is subject to restrictions and, in some cases, is prohibited. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

Market Disruption and Geopolitical Risk
The war with Iraq, its aftermath and continuing occupation of Iraq by coalition forces are likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, Auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the APS.

For additional information about the risks of investing in the APS and in the Fund, see "Risks."

DIVIDENDS ON APS

The APS will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for each series of APS subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of such Dividend Period. For hypothetical examples of how the Applicable Rate will be determined, see "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rates and Applicable Rate."

Through their Broker-Dealers, Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of APS--The Auction."

Except as described herein, investors in APS will not receive certificates representing ownership of their shares. Ownership of APS will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of APS. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of APS are to purchases, sales or ownership of those shares by Beneficial Owners.

After the Initial Dividend Period, each Subsequent Dividend Period for each series of APS will generally consist of seven days (a "7-Day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period for any or all series. A "Special Dividend Period" is a Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than 14 nor more than 364 (a "Short Term Dividend Period"), or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the APS offered hereby are cumulative from the Date of Original Issue and are payable when, as and if declared by the Board of Trustees, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. In the case of Dividend Periods that are not Special Dividend Periods, dividends will be payable generally on each succeeding Tuesday for Series A APS, on each succeeding Wednesday for Series B APS, on each succeeding Thursday for Series C APS, on each succeeding Friday for Series D APS and on each succeeding Monday for Series E APS, subject to certain exceptions.

Dividends for the APS will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of APS--Dividends."

For each Subsequent Dividend Period, the cash dividend rate on each series of APS will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction. See "Description of APS--Dividends." The first Auction for each series of the APS is scheduled to be held on the ending date for the Initial Dividend Period as set forth above.

The Amended Bylaws provide that, until the Fund gives a Request for Special Dividend Period and the related Notice of Special Dividend Period, only 7-Day Dividend Periods will be applicable to each series of APS. While the Fund does not currently intend to give a Request for Special Dividend Period with respect to any series of APS, it may so elect in the future subject to, and on, the conditions discussed under "Description of the APS--Dividends--Notification of Dividend Period."

A Special Dividend Period will not be effective for a series of APS unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction, the Dividend Period commencing on the Business Day succeeding such Auction will be a 7-Day Dividend Period, and the holders of the APS outstanding immediately prior to such Auction will be required to continue to hold some or all of such shares for such Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period with respect to the APS, or if the Fund has given a Notice of Special Dividend Period for the APS, the Fund will be required to give a Notice of Revocation in respect thereof, if (i) either the 1940 Act APS Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the APS, or (ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date. In such event, the next succeeding Dividend Period will be a 7-Day Dividend Period.

DETERMINATION OF MAXIMUM APPLICABLE RATES

Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate applicable to such shares. The Maximum Applicable Rate for each series of APS will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate. The Reference Rate is the applicable "AA" Financial Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more). The Applicable Percentage is subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers provided that, immediately following any such increase, the Fund would be in compliance with the APS Basis Maintenance Amount. The Applicable Percentage is determined as follows:


             Moody's               Fitch Ratings
         Credit Rating             Credit Rating     Applicable Percentage
    -----------------------------------------------------------------------
        Aa3 or higher               AA- or higher              150%
          A3 to A1                    A- to A+                 200%
        Baa3 to Baa1                BBB- to BBB+               225%
         Below Baa3                  Below BBB-                275%

There is no minimum Applicable Rate in respect of any Dividend Period. The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of APS--Dividends--Non-Payment Period; Late Charge," initially will be 300% of the Reference Rate.

AUCTION PROCEDURES

Separate Auctions will be conducted for each series of APS. Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions only through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the APS (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

.. Hold Order--indicating its desire to hold the APS without regard to the Applicable Rate for the next Dividend Period for such shares.

..  Bid--indicating its desire to hold the APS, provided that the Applicable
   Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

.. Sell Order--indicating its desire to sell the APS without regard to the Applicable Rate for the next Dividend Period for such shares.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the APS then held by such Beneficial Owner, provided that the total number of APS covered by such Orders does not exceed the number of APS held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the APS then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

Potential Beneficial Owners of APS may submit Bids through their Broker-Dealers in which they offer to purchase APS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

A Broker-Dealer also may hold APS for its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

If Sufficient Clearing Bids exist in an Auction for a series of APS (that is, in general, the number of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of APS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and, thus, the Beneficial Owners they represent may not have liquidity of investment. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 80% of the Reference Rate (as defined under

"Determination of Maximum Applicable Rates" above) in effect on the date of the Auction. The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of APS that is less than the number of APS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the APS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the APS subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the APS subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. See "Description of APS--The Auction."

ASSET MAINTENANCE

Under the Amended Bylaws, the Fund must maintain (i) Moody's Eligible Assets and Fitch Eligible Assets each having, in the aggregate, a Discounted Value at least equal to the APS Basic Maintenance Amount and (ii) 1940 Act APS Asset Coverage of at least 200%. See "Description of APS--Asset Maintenance."

In the event that the Fund does not maintain (or cure a failure to maintain) these coverage tests, some or all of the APS will be subject to mandatory redemption. See "Description of APS--Redemption--Mandatory Redemption."

The Fund estimates that, based on the composition of its portfolio at       ,
2003, 1940 Act APS Asset Coverage with respect to APS would be approximately
  % immediately after the issuance of the APS offered hereby in an amount
representing approximately   % of the Fund's capital (including the capital
attributable to the APS). This asset coverage will change from time to time.

The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by Moody's and Fitch Ratings in connection with the Fund's expected receipt of a rating of "Aaa" and "AAA," respectively, on the APS on their Date of Original Issue. See "Rating agency guidelines."

MANDATORY REDEMPTION

If the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage is not maintained or restored as specified herein, the APS will be subject to mandatory redemption, out of funds legally available therefor, at the Mandatory Redemption Price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. Any such redemption will be limited to the minimum number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. See "Description of APS--Redemption--Mandatory Redemption."

OPTIONAL REDEMPTION

The APS are redeemable at the option of the Fund, in whole or in part, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. See "Description of APS--Redemption--Optional Redemption."

LIQUIDATION PREFERENCE

The liquidation preference of the APS will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation Rights."

RATING

It is a condition to their issuance that the APS be issued with a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch Ratings. The Fund may at some future time seek to have the APS rated by an additional rating agency or a Substitute Rating Agency. See "Rating agency guidelines."

VOTING RIGHTS

The 1940 Act requires that the holders of APS and any other Preferred Shares, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The holders of APS and any other Preferred Shares will vote as a separate class on certain other matters as required under the Declaration and Amended Bylaws and under the 1940 Act. See "Description of APS--Voting Rights," "Description of capital structure" and "Anti-takeover and other provisions in the Declaration of Trust."

TAX CONSIDERATIONS

The distributions with respect to any series of APS (other than distributions in redemption of APS subject to Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The Internal Revenue Service (the "IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common Shares and each series of the APS in proportion to the total dividends paid to each class during or with respect to such year. Ordinary income dividends and dividends qualifying for the dividends received deduction, if any, will similarly be allocated between and among classes. See "Tax matters."

Financial highlights (unaudited)

The financial highlights table set forth below is intended to help you understand the Fund's recent financial performance. Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the
Fund from the commencement of the Fund's investment operations on           ,
2003 through           , 2003. Because the Fund is recently organized and
commenced investment operations on           , 2003, the table covers
approximately   weeks of operations, during which a substantial portion of the
Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not bear any meaningful relationship to what the Fund's operating performance will be in future periods.

                                                                                For the Period from
                                                                                  , 2003(1) through
                                                                                             , 2003
                                                                                       (Unaudited))
---------------------------------------------------------------------------------------------------
Per Share Operating Performance:
   Net Asset Value, Beginning of Period................................      $             (2)
   Income from Investment Operations:
       Net Investment Income...........................................
       Net Realized and Unrealized Gain on Investments.................
                                                                             ----------------
          Net Increase in Net Assets from Investment Operations........
   Common Stock Offering Expenses Charged to Paid-in-Capital in Excess
     of Par............................................................
                                                                             ----------------
   Net Asset Value, End of Period......................................      $
                                                                             ----------------
   Market Price, End of Period.........................................      $
                                                                             ----------------
   Total Investment Return.............................................                    (3)
Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands)............................      $
   Ratio of Expenses to Average Net Assets.............................                    (4)
   Ratio of Net Investment Income to Average Net Assets................                    (4)
   Portfolio Turnover..................................................

(1) Date of commencement of investment operations.
(2) Initial public offering price of $15.00 per Common Share less underwriting discount of $0.675 per share.
(3) Total Investment Return is calculated assuming a purchase of Common Shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Total Investment Return does not reflect brokerage commissions. Total Investment Return for a period of less than one year is not annualized.
(4) Annualized.

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The Fund

The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 22, 2003, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

The Fund commenced investment operations on July 31, 2003, upon the closing of an initial public offering of 55,000,000 of its Common Shares. The net proceeds of such offering were approximately $787,875,000 after the payment of organizational and offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters were granted an option to purchase up to an additional 8,250,000 Common Shares to cover
over-allotments. On           , 2003, and           , 2003, respectively, the
underwriters purchased, at a price of $15.00 per Common Share (less an
underwriting discount of $     per share), an additional        and
Common Shares of the Fund pursuant to the over-allotment option.

Use of proceeds

The net proceeds of the offering of APS will be approximately $     after
payment of the estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and strategies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in convertible securities and non-convertible income-producing securities within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, credit-linked trust certificates and other securities issued by special purpose trusts or other structured vehicles (e.g., TRACERs or TRAINs), and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund market exposure while NACM selects specific securities.

Capitalization

The following table sets forth the unaudited capitalization of the Fund as of
          , 2003, and as adjusted to give effect to the issuance of the APS
offered hereby (including estimated offering expenses and sales load of $    ).

                                                                          Actual As Adjusted
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Auction Preferred Shares, par value $0.00001 per share (no shares issued;
      shares issued, as adjusted, at $25,000 per share liquidation
  preference)............................................................   $0        $
                                                                            --        -
Common Shares, par value $0.00001 per share,       shares
  outstanding............................................................   $         $
Undistributed net investment income......................................   $         $
Net realized gain/loss on investment transactions........................   $         $
Net unrealized appreciation/(depreciation) on investments................   $         $
                                                                            --        -
Net assets applicable to Common Shares...................................   $         $
                                                                            --        -


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Portfolio composition

As of           , 2003, approximately   % of the market value of the Fund's
portfolio was invested in long-term investments, approximately   % of the
market value of the Fund's portfolio was invested in short-term investments and
approximately   % of the market value of the Fund's portfolio was invested in cash. The following table sets forth certain information with respect to the
composition of the Fund's investment portfolio as of           , 2003, based on
the highest rating assigned.

                                                   Value
      S&P(1) Moody's(1)       Number of Issues (in Thousands)   Percent
      -------------------------------------------------------------------
      AAA    Aaa                                     $                  %
      AA     Aa
      A      A
      BBB    Baa
      BB     Ba
      B      B
      CCC    Caa
      CC     Ca
      C      C
      NR(2)  NR(2)
      Cash
                              ----------------       --       -----------
      Total                                                             %
                              ----------------       --       -----------

(1) Ratings: Using the higher of S&P's or Moody's ratings on the Fund's portfolio securities. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings. Moody's rating categories may be modified further by a 1, 2, or 3 in Aa, A, Baa, Ba, B and Caa ratings.
(2) Refers to securities that have not been rated by Moody's or S&P but have been assessed by NACM as being of comparable credit quality to rated securities in which the Fund may invest. See "The Fund's investment objective and strategies."

The Fund's investment objective and strategies

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return through a combination of capital appreciation and high current income. The Fund attempts to achieve its investment objective by investing in a diversified portfolio of convertible securities and non-convertible income-producing securities described under "--Portfolio Contents and Other Information" below. In seeking to achieve its investment objective, the Fund expects to invest primarily in "high yield" securities or "junk bonds." The Fund cannot assure you that it will achieve its investment objective.

PORTFOLIO MANAGEMENT STRATEGIES

In selecting investments for the Fund, NACM attempts to identify issuers that successfully adapt to change. NACM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. See "--Independent Credit Analysis" below. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM's sell discipline is clearly defined and


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designed to drive the Fund's portfolio continually toward strength. A series of sell alerts triggering further verification research, such as changes in credit fundamentals, declines in relative attractiveness to other issues and declines in industry fundamentals, are utilized, and NACM will consider selling a particular security if any of the original reasons for purchase materially changes.

In selecting convertible securities for investment by the Fund, NACM evaluates each convertible security's investment characteristics as an income-producing security, using the techniques described above, as well as its potential for capital appreciation, using techniques that focus on the security's equity characteristics. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. NACM will consider selling a particular convertible security when any of those factors materially changes.

Credit Quality
The Fund may invest without limit in securities that are of below investment grade quality, including unrated securities judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. The Fund may invest in issuers of any credit quality (including securities in the lowest ratings categories). The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. As described under "Portfolio Contents and Other Information--High Yield Securities" below, securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." Securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

Independent Credit Analysis
NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. NACM has a devoted team of professionals that conducts fundamental credit research and analyses of individual issuers, industries and sectors and uses analytical tools to assess and monitor credit risk. The team managing the Fund utilizes this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive capital appreciation potential or current income relative to NACM's assessment of their credit characteristics.

PORTFOLIO CONTENTS AND OTHER INFORMATION

Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund's assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. In making allocation decisions, NACM will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund invests in securities with a broad range of maturities. The weighted average maturity of the Fund will typically range from five to ten years,


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although the weighted average maturity of obligations held by the Fund may be shorter or longer at any time or from time to time depending on market conditions.

The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities. The Fund may invest up to 5% of its total assets in illiquid securities (which is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may invest in securities of companies with smaller market capitalizations.

The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares (including the APS) voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares (including the APS) voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of APS--Voting Rights" for additional information with respect to the voting rights of holders of APS.

In addition to the issuance of the APS, the Fund may also leverage the portfolio by borrowing money, issuing debt securities, and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS. See
"Risks--Leverage."

Upon NACM's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its investment objective and policies and invest some or all of its assets in investments such as high grade, short-term debt securities. The Fund may not achieve its investment objective when it does so.

It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Frequent changes in the Fund's investments (i.e., portfolio turnover), which are more likely in periods of volatile market movements, involve some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders may pay tax. Please see "Investment Objective and Policies--Portfolio Trading and Turnover Rate" in the Statement of Additional Information for more information regarding portfolio turnover.

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objective and Policies" in the Statement of Additional Information. The ability of the Fund to use some of the strategies discussed below and in the Statement of Additional Information, such as derivatives, is limited by Rating Agency guidelines. See "Rating agency guidelines" below.

Convertible Securities
The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Convertible securities are bonds, debentures,


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notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, it will also react to variations in the general market for equity securities. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

Convertible securities are designed to provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation.

Synthetic Convertible Securities
The Fund also may invest without limit in "synthetic" convertible securities. These will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks or other financial institutions, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a traditional convertible security may respond differently to market fluctuations. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its total assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

Non-Convertible Income-Producing Securities
The Fund will also invest in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-


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convertible preferred stocks, bank loans and loan participations, commercial paper, REITs and commercial and other mortgage-related and asset-backed securities, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose trusts or other structured vehicles (e.g. TRACERs or TRAINs), zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and U.S. Government securities. The Fund's investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features.

High Yield Securities
As noted above, the Fund may invest without limit in securities rated lower than Baa by Moody's or BBB by S&P (including securities in the lowest ratings categories (C by Moody's or S&P)), or in unrated securities judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. These securities are sometimes referred to as "high yield" securities or "junk bonds." Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality securities tend to be more sensitive to economic conditions.

Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to debt obligations by Moody's and S&P. Ratings assigned by a Rating Agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above under "Portfolio Management Strategies--Independent Credit Analysis," NACM does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. Moody's and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (which are not rated by a Rating Agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that NACM may not accurately evaluate the security's comparative credit rating. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher-quality obligations. The Fund expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in high yield and/or unrated securities. Therefore, the Fund's success in achieving its investment objective may depend more heavily on NACM's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.


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Foreign (Non-U.S.) Investments and Currencies
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. For this purpose, foreign securities do not include ADRs or securities guaranteed by a United States person, but may include foreign securities in the form of GDRs or other securities representing underlying shares of foreign issuers. See "Risks--Foreign (Non-U.S.) Investment Risk."

The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

Please see "Investment Objective and Policies--Foreign (Non-U.S.) Securities" in the Statement of Additional Information for a more detailed description of the types of foreign investments in which the Fund may invest and their related risks.

Rule 144A Securities
The Fund may invest without limit in Rule 144A Securities. Rule 144A under the Securities Act of 1933, as amended, provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain "restricted" securities to certain qualified institutional buyers, such as the Fund. Rule 144A Securities may be deemed illiquid and thus may be subject to the Fund's limitation to invest not more than 5% of its total assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

Corporate Bonds
The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills,


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notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

Preferred Stocks
The Fund may invest in preferred stocks. The Fund's investments in preferred stocks typically will be convertible securities, although the Fund may also invest in non-convertible preferred stocks. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

Investments in Equity Securities
Consistent with its investment objective, the Fund may hold or have exposure to equity securities. The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than debt securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

U.S. Government Securities
The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Derivatives
The Fund may utilize derivative instruments for investment purposes, as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the APS. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates and related indexes. The Fund may use derivatives as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest (pending investment of the proceeds of


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this offering). Derivative instruments that may be used by the Fund include, but are not limited to, warrants, options on common stock or stock indexes, futures contracts and swap agreements. In connection with its investments in synthetic convertible securities, the Fund may purchase warrants, call options on common stock and call options on stock indexes. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price. A call option is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the common stock underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates and other securities issued by special purpose trusts or other structured vehicles (e.g., TRACERs or TRAINs). The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--Derivatives Risk." Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that NACM will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund is subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for APS issued by the Fund.

Credit-Linked Trust Certificates
Among the income-producing securities in which the Fund may invest are credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under State law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Subject to the investment limitations described in this Prospectus, the Fund may invest in credit-linked trust certificates during the period when the net proceeds of the Common Share offering and this offering are being invested, and during such period the high yield exposure will be broadly diversified. Thereafter, the Fund may invest up to 5% of its total assets in these instruments.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about credit default swaps. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute "private" investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under "Other Investment Companies" below, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its


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investments in the certificates). Although the trusts are typically private investment companies, they are generally not actively managed such as a "hedge fund" might be. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See "Risks--Liquidity Risk." If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. See "Net asset value." The Fund may lose its entire investment in a credit-linked trust certificate. The Fund intends to invest in credit-linked trust certificates mainly as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of the Common Share offering and this offering are being invested.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities
Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Other Investment Companies
The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive convertible securities and non-convertible income-producing securities available in the market, or when NACM believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by NACM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NACM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in convertible securities and non-convertible income-producing securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Commercial Paper
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


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Bank Obligations
The Fund may invest in certain bank obligations, including certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loan Participations and Assignments
The Fund may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Given the current structure of the markets for loan participations and assignments, the Fund generally expects to treat these securities as illiquid.

REITs and Other Mortgage-Related and Asset-Backed Securities
The Fund may invest REITs, which primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Other mortgage-related securities include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.


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Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than corporate bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
Please see "Investment Objective and Policies--Real Estate Investment Trusts ("REITs")" and "Investment Objective and Policies--Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information, and "Risks--REITs and Mortgage-Related Risk" in this Prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

When Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Reverse Repurchase Agreements
The Fund may utilize reverse repurchase agreements to leverage its portfolio, generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the


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reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Lending of Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objective and Policies--Securities Loans" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Please see "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

Risks

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing APS, you should consider carefully the following risks that you assume when you invest in the Fund.

AUCTION RISK

You may not be able to sell your APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those shares. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the Auction. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund are obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction. Also, if you place bid orders (orders to retain APS) at an Auction only at a specified rate, and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your APS. If you elect to retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the Auction sets a below-market rate, you may receive a lower rate of return on your APS than the market rate. See "Description of APS--The Auction" and "Description of APS--Auction Procedures."


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RATINGS AND ASSET COVERAGE RISK

While Moody's is expected to assign a rating of "Aaa" to the APS and Fitch Ratings is expected to assign a rating of "AAA" to the APS, the ratings would not eliminate or necessarily mitigate the risks of investing in the APS. A Rating Agency could downgrade the APS, which may make your shares less liquid at an Auction or in any secondary market. In addition, the Fund may be forced to redeem your APS to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem APS under certain circumstances. See "Description of APS--Redemption." The Fund may not redeem APS if such a redemption would cause the Fund to fail to meet regulatory or Rating Agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. A material decline in the Fund's net assets may impair the Fund's ability to maintain its required levels of asset coverage on the APS or, in an extreme case, to pay dividends on APS. In addition, as a condition to its receipt of an "Aaa" rating by Moody's and an "AAA" rating by Fitch Ratings on the APS, the Fund has agreed to certain investment limitations, which may restrict the Fund from making investments that NACM believes would benefit the Fund. See "Rating agency guidelines" for descriptions of the significance and limitations of the ratings on the APS and of the asset maintenance and other tests the Fund must meet.

SECONDARY MARKET RISK

The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. If you try to sell your APS between Auctions, you may not be able to sell any or all of your shares, or you may receive a purchase price of less than $25,000 per share. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS.

LIMITED OPERATING HISTORY

The Fund is a recently organized, diversified, closed-end management investment company which has been operational for less than two months.

CONVERTIBLE SECURITIES RISK

The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after


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holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. See "--High Yield Risk."

SYNTHETIC CONVERTIBLE SECURITIES RISK

The Fund may invest without limit in synthetic convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. Because the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See "--Convertible Securities Risk" and "--Derivatives Risk." In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

CREDIT RISK

The Fund could lose money if the issuer of a convertible security or non-convertible income-producing security, or the counterparty to an option contract, swap contract, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Such defaults could have a negative impact on the Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS.

HIGH YIELD RISK

In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest without limit in securities that are rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. Securities rated below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities, meaning these securities are subject to greater liquidity risk than investment grade securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain Rating Agencies.

INTEREST RATE RISK

Interest rate risk is the risk that convertible securities and non-convertible income-producing securities (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, income-producing securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the Fund's net asset value will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's holdings. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The Fund's use of leverage will tend to increase interest rate risk.


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The APS pay dividends based on short-term interest rates. The Fund will use the proceeds from the issuance of APS to buy convertible securities and non-convertible, income producing securities, which generally pay interest based on longer-term yields. The yields on the securities purchased by the Fund are typically, although not always, higher than short-term interest rates. If short-term interest rates rise, the dividend rate on the APS may rise so that the amount of dividends payable to APS shareholders exceeds the income from the portfolio securities purchased with the proceeds from the APS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

ISSUER RISK

The value of securities in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

EQUITY SECURITIES RISK

The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than debt and other income-producing securities.

LEVERAGE RISK

The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of APS to leverage the Common Shares. If the dividend rate on the APS and interest rates (if applicable) on other forms of leverage, as reset periodically, exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the APS would be reduced. Because the longer-term instruments included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the APS will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" rating on the APS by Moody's and "AAA" rating on the APS by Fitch Ratings. In an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the APS. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the APS. Liquidation at times of low securities prices may result in a capital loss to the Fund. There is no assurance that the Fund's leveraging strategy will be successful.


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While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund may also leverage the portfolio by borrowing money, issuing debt securities, and utilizing reverse repurchase agreement and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS. Any APS or other borrowings will have seniority over the Common Shares. In addition, to the extent that any forms of leverage utilized by the Fund are senior to the APS, payments to holders of APS in liquidation or otherwise will be subject to the prior payment of obligations relating to such other forms of leverage.

Because the fees received by the manager and NACM are based on the total managed assets of the Fund, the fees will be higher when leverage is utilized through the issuance of APS or through other leveraging strategies, giving the manager and NACM an incentive to utilize such leverage.

LIQUIDITY RISK

The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when NACM believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

FOREIGN (NON-U.S.) INVESTMENT RISK

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. The Fund's investments in foreign issuers involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.


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SMALLER COMPANY RISK

The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than those of other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may utilize derivative instruments for investment purposes as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of the APS. These may include derivatives used as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest (pending investment of the proceeds of this offering). Such derivative instruments include, but are not limited to, warrants, options on common stock or stock indexes, futures contracts and swap agreements. The Fund will invest in warrants and options only to the extent that the convertible components of the synthetic convertible securities in which it invests consist of a warrant, call option on common stock or call option on a stock index. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates and other securities issued by special purpose trusts or other structured vehicles (e.g., TRACERs or TRAINs). The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, equity securities risk, issuer risk, credit risk, interest rate risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller companies risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders.

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract because of financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called obligations at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's net asset value or reduce asset coverage on the APS.


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REITS AND MORTGAGE-RELATED RISK

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and their securities may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Fund's portfolio may decline, and the dividend payments on the APS, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Deflation may also result in a decline in the dividend rate of the APS.

MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed investment portfolio. NACM and the portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


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ANTI-TAKEOVER PROVISIONS

The Declaration and Amended Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to convert the Fund to open-end status or to change the composition of the Board of Trustees. See "Anti-takeover and other provisions in the Declaration of Trust."

MARKET DISRUPTION AND GEOPOLITICAL RISK

The war with Iraq, its aftermath and the continuing occupation of Iraq by coalition forces are likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation, and the political costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, Auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the APS.

CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or NACM because of their possible affiliations with Allianz AG, the ultimate parent of the Manager and NACM. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the APS, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

How the Fund manages risk

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any Preferred Shares (including the APS) voting together as a single class, and the approval of the holders of a majority of any Preferred Shares (including the APS) voting as a separate class. The Fund may not:

.. Concentrate its investments in a particular "industry," as that term is used in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

.. With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of


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 other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Fund would be deemed to "concentrate" its investments in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

The Fund is subject to asset coverage and other guidelines which are more limiting than the investment restrictions set forth above and to other restrictions set forth in the Statement of Additional Information in order to obtain and maintain ratings on the APS of "Aaa" from Moody's and "AAA" from Fitch Ratings, and may become subject to additional guidelines in the future. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's ability to achieve its investment objective. See "Rating agency guidelines" below in this Prospectus and "Investment Objective and Policies" and "Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to affect adversely Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average weighted maturity of its investment portfolio (which will typically range from five to ten years) by investing in short-term, high grade securities or may extend the Dividend Period of outstanding Preferred Shares (including the APS). The Fund also may attempt to reduce leverage by repurchasing or otherwise retiring Preferred Shares (subject to any restrictions discussed under "Description of APS--Redemption") or by reducing any holdings in other instruments that create leverage. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on NACM's ability to predict accurately interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

If market conditions suggest that additional leverage would be beneficial, the Fund may issue additional Preferred Shares or utilize other forms of leverage, such as by borrowing money, issuing debt securities, utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS.

Rating agency guidelines

The Fund is required under Rating Agency guidelines to maintain Moody's Eligible Assets and Fitch Eligible Assets each having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount. Moody's and Fitch Ratings have each established guidelines for determining Discounted Value. To the extent that any particular portfolio holding does not satisfy a Rating Agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value for purposes of determining Discounted Value under that Rating Agency's guidelines. Such ineligible securities may include, for example, certain privately placed debt securities (other than Rule


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144A Securities) and debt securities of certain non-U.S. issuers. Accordingly, although the Fund may invest in such securities to the extent not prohibited (which may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio), it is not anticipated that in the normal course of business they would constitute a significant portion of the Fund's portfolio. The Rating Agency guidelines also impose limitations on the Fund's investments.

The Fund is also required under the 1940 Act and Rating Agency guidelines to maintain, with respect to the APS, asset coverage (as that term is used in the 1940 Act) of at least 200% with respect to senior securities that are shares of beneficial interest, including APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of beneficial interest of a closed-end investment company as a condition of declaring dividends on its common shares) ( "1940 Act APS Asset Coverage").

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the APS Basic Maintenance Amount or
(b) the 1940 Act APS Asset Coverage, in each case in accordance with the requirements of the Rating Agency or Agencies then rating the APS, the Fund will be required by the Amended Bylaws to redeem all or a portion of the APS as described under "Description of APS--Redemption--Mandatory Redemption."

The Rating Agency guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines, among other restrictions, limit the Fund's use of futures, options and other derivative transactions for hedging, leveraging or investment purposes, restrict the use of forward commitments and similar transactions, and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.

The Rating Agency guidelines also prohibit the Fund from taking certain types of actions unless it has received written confirmation from the Rating Agencies that such actions would not impair the ratings then assigned to the APS. These include restrictions on borrowing money, engaging in short sales, lending portfolio securities, issuing any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.

The restrictions in the Rating Agency guidelines may limit the Fund's ability to make investments that NACM believes would benefit the Fund. The descriptions of the Rating Agency guidelines in this section and in "Description of APS--Asset Maintenance" are summaries only and are not complete. The Rating Agency guidelines are set forth in their entirety in the Amended Bylaws, the form of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by the Rating Agencies. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Fund in the Amended Bylaws pursuant to the Rating Agency guidelines if such Rating Agency or Agencies advises the Fund in writing that any such amendment, alteration or repeal would not adversely affect the ratings then assigned by such Rating Agency or Agencies to the APS.

As described by Moody's and Fitch Ratings, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the APS are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to


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Rating agency guidelines

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market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch Ratings by the Fund and/or the Manager and its affiliates and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by any rating agency.

A Rating Agency's guidelines will apply to the APS only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch Ratings for rating the APS. The Fund may at some future time seek to have the APS rated by an additional Rating Agency or a Substitute Rating Agency.

Description of APS

The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Declaration and form of Amended Bylaws, including the provisions thereof establishing the APS. The Declaration and the Amended Bylaws establishing the terms of the APS have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

Each series of APS will be Preferred Shares that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of APS generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may request, subject to certain limitations described herein, upon giving notice to the Auction Agent and each Broker-Dealer, a Special Dividend Period. The Applicable Rate for a particular Dividend Period for a series of APS will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions therefor, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "--The Auction."

The nominee of the Securities Depository is expected to be the sole holder of record of each series of APS. Accordingly, each purchaser of APS must rely on
(i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the APS.

When issued and sold, the APS of each series will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and, except as discussed under "Anti-takeover and other provisions in the Declaration of Trust," non-assessable. See "--Liquidation Rights." The APS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive rights. The APS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, in certain circumstances, will be subject


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Description of APS

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to mandatory redemption by the Fund at the Mandatory Redemption Price described herein. See
"--Redemption."

In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Deutsche Bank Trust Company Americas will be the transfer agent, registrar, dividend paying agent and redemption agent for each series of APS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any APS so long as the Fund is current in the payment of dividends on APS and on any other shares of beneficial interest of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation.

THE AUCTION

General
Holders of the APS of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period for each series (generally a period of seven days subject to certain exceptions set forth under "--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the Amended Bylaws establishing the terms of the APS offered hereby provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the Amended Bylaws in which persons determine to hold or offer to purchase or sell the APS. The Auction Procedures are attached as Appendix A to the Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to herein as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on the APS or the redemption price of any APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "--Dividends--Non-Payment Period; Late Charge."

Auction Agency Agreement
The Fund will enter into the Auction Agency Agreement with the Auction Agent, which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for each series of APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.


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The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will attempt to appoint another qualified institution to act as a successor Auction Agent. The Fund may terminate the Auction Agency Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

Broker-Dealer Agreements
The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more broker-dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures (collectively, the "Broker-Dealers"), selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions and pursuant to which such Broker-Dealers agree to follow the Auction Procedures. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the
Broker-Dealer Agreement with            may not be terminated without the prior
written consent of the Fund, which consent may not be unreasonably withheld.

Securities Depository
The Depository Trust Company (the "Securities Depository") initially will act as the Securities Depository for the Agent Members with respect to the APS. All of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such shares will be subject to the provisions restricting transfers of the APS contained in the Amended Bylaws. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix A (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified in its entirety by reference to the Auction Procedures set forth in Appendix A to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to the Statement of Additional Information.

Auction Date
An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) generally will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to
herein as an "Auction Date"). The initial Auction Date will be           , 2003
for Series A APS,           , 2003 for Series B APS,           , 2003 for
Series C APS,           , 2003 for Series D APS and           , 2003 for Series
E APS. Auctions for the APS for Dividend Periods after the Initial Dividend Period normally will be held every Monday after the preceding Dividend Payment Date for Series A APS, every such Tuesday for Series B APS, every such Wednesday for Series C APS, every such Thursday for Series D APS and every such Friday for Series E APS; and each subsequent Dividend Period normally will begin on the following Tuesday for Series A APS, on the following Wednesday for Series B APS, on the following Thursday for Series C APS, on the following Friday for Series D APS and on the following Monday for


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Series E APS (each also being a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period for a series of APS (both of which must be Business Days) need not be consecutive calendar days. See "--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders
On or prior to the Submission Deadline on each Auction Date for a series of APS:

   (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

      (i) "Hold Order"--indicating the number of outstanding APS, if any, such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period for such shares;

     (ii) "Bid"--indicating the number of outstanding APS, if any, such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

    (iii) "Sell Order"--indicating the number of outstanding APS, if any, such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period for such shares; and

   (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next succeeding Dividend Period is not less than the rates per annum specified in such Bids.

The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

The "Maximum Applicable Rate," on any date on which the Applicable Rate is determined for a series of APS, will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the APS Basic Maintenance Amount. The Auction Agent will round each


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applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

The Maximum Applicable Rate for a series of APS will depend on the credit rating assigned to such series. The "Applicable Percentage" will be determined based on the lower of the credit ratings assigned on such date to such shares by Moody's and Fitch Ratings, such Applicable Percentage as so determined further subject to adjustment by the Board of Trustees as described in the preceding paragraph, as follows:

          Moody's                Fitch Ratings
       Credit Rating            Credit Rating     Applicable Percentage
    -----------------------------------------------------------------------
      "Aa3" or higher            AA- or higher            150%
        "A3" to "A1"               A- to A+               200%
      "Baa3" to "Baa1"           BBB- to BBB+             225%
        Below "Baa3"              Below BBB-              275%

There is no minimum Applicable Rate in respect of any Dividend Period. The Fund will take all reasonable action necessary to enable Moody's and Fitch Ratings to provide ratings for each series of APS. If such ratings are not made
available by Moody's and/or Fitch Ratings,         or its affiliates and
successors, after consultation with the Fund, will select one or more other rating agencies to act as Substitute Rating Agencies.

Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described in the next paragraph. If a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement."

If one or more Orders covering in the aggregate all of the outstanding APS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer


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Description of APS

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failed to contact such Beneficial Owner or otherwise, the Auction Agent will deem a Hold Order (in the case of any Auction other than an Auction relating to a Special Dividend Period longer than 91 days) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding APS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically will be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all of the APS will be 80% of the Reference Rate on the date of the applicable Auction.

For the purposes of an Auction, the APS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "--Redemption," will not be considered outstanding and will not be included in such Auction. The Fund may not submit an Order in any Auction.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the foregoing.

Submission of Orders by Broker-Dealers to Auction Agent
Prior to 1:00 p.m., New York City time, on each Auction Date or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by it for the Auction for a series of APS to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline for any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of one percent. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

   (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

  (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause


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       (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

 (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause
       (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of their APS subject to such Submitted Sell Orders. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

The following is a simple example of how a typical Auction might work. Assume that the Fund has 1,000 outstanding APS of a series and three Existing Holders of those shares. The three Existing Holders and three Potential Holders submit their Orders through Broker-Dealers at the Auction:


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Existing Holder A  Owns 500 APS, wants to sell all 500 APS if Bid of 2.1% rate for all 500
                   Applicable Rate is less than 2.1%          APS

Existing Holder B  Owns 300 APS, wants to hold                Hold Order--will take
                                                              the auction rate

Existing Holder C  Owns 200 APS, wants to sell all 200 APS if Bid of 1.9% rate for all
                   Applicable Rate is less than 1.9%          200 shares

Potential Holder D Wants to buy 200 APS if Applicable Rate    Places Order to buy 200 APS
                   is 2.0% or above                           at or above 2.0%

Potential Holder E Wants to buy 300 APS if Applicable Rate    Places Order to buy 300 APS
                   is 1.9% or above                           at or above 1.9%

Potential Holder F Wants to buy 200 APS if Applicable Rate    Places Order to buy 200 APS
                   is 2.1% or above                           at or above 2.1%

In this example, the lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by Potential Holder D). Therefore, the Winning Bid Rate and the Applicable Rate will be 2.0%. Existing Holders B and C will continue to own their APS. Existing Holder A will sell its APS because A's Bid rate was higher than the Winning Bid Rate. Potential Holder D will buy 200 APS and Potential Holder E will buy 300 APS because their Bid rates were at or below the Winning Bid Rate. Potential Holder F will not buy any APS because its Bid rate was above the Winning Bid Rate.

The examples above are entirely hypothetical and are not meant to be an indication of how any particular Auction might be conducted or the dividend rates that may be payable on any series of APS at any time or from time to time. These are simple examples that do not purport to reflect all applicable conditions and requirements of an Auction, and are qualified in their entirety by reference to the Auction Procedures set forth in Appendix A to the Statement of Additional Information.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares
Based on the determinations described under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of a series of APS will sell, continue to hold and/or purchase APS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the APS subject to such Hold Orders.

If Sufficient Clearing Bids have been made:

   (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding APS subject to such Submitted Bid or Submitted Sell Order;

   (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding APS subject to such Submitted Bid;

   (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of APS subject to such Submitted Bid;


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Description of APS

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   (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding APS subject to such Submitted Bids, unless the number of outstanding APS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available APS over the number of APS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding APS determined on a pro rata basis based on the number of outstanding APS subject to all such Submitted Bids of such Existing Holders; and

   (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available APS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the APS subject to all such Submitted Bids of Potential Holders.

If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders):

   (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding APS subject to such Submitted Bid;

   (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of APS subject to such Submitted Bid; and

   (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding APS determined on a pro rata basis based on the outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of APS, then the Auction Agent, in such manner as it shall determine in its sole discretion, will round up or down the number of APS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole APS. If any Potential Holder would be entitled or required to purchase less than a whole APS, then the Auction Agent, in such manner as it shall determine in its sole discretion, will allocate APS for purchase among Potential Holders so that only whole APS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any APS.

Notification of Results; Settlement
The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling APS as a result of an Auction fails to instruct its Agent Member to


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Description of APS

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deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the APS. The Auction Agent will record each transfer of APS on the record book of Existing Holders to be maintained by the Auction Agent.
In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

If any Existing Holder selling APS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole APS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of Beneficial Owners or Potential Beneficial Owners or their respective Agent Members to deliver APS or to pay for APS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

General
The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of any of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner's continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner's purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction


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Description of APS

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and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Secondary Market Trading and Transfers of APS
The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and may discontinue such activity at any time. There can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period for a series of APS, likely will have an adverse effect on the secondary market price of such APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer.

DIVIDENDS

General
The holders of APS of each series will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares.

Dividends on each series of APS will accumulate from the date on which the Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on a series of APS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date for that series. Following the Initial Dividend Payment Date, dividends on each series of APS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date will be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will nonetheless occur on the next following originally scheduled date. If for any reason a Dividend Period for a series of APS is scheduled to begin on the same day and end on the same day as a


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Description of APS

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Dividend Period for another series of APS, then the last day of the Dividend Period for such other series of APS shall be the second Business Day next succeeding such scheduled day unless the Fund obtains the opinion of tax counsel referred to below. Subject to the limitation in the next sentence, if for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees will fix the Dividend Payment Date. However, no Dividend Period of any series of APS shall be co-extensive with the Dividend Period of any other series of APS unless the Fund has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of APS. The Board of Trustees before authorizing a dividend may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of APS set forth in the Declaration or Amended Bylaws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are sometimes referred to herein as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

Each dividend will be paid to the record holder of the APS as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date, which holder is expected to be the nominee of the Securities Depository. See "--The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the record holder of the APS on a date, not exceeding fifteen days prior to the payment date therefor, as may be fixed by the Board of Trustees. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "--Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS of each series payable (if declared) on the Initial Dividend Payment Date, each Dividend Payment Date of each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.


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Description of APS

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Notification of Dividend Period
The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of APS be a number of days (other than seven), evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period for a Dividend Period of greater than 28 days (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the APS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS of that series, (v) the investment objective of the Fund and
(vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction, Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price, if any, as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to Moody's and Fitch Ratings (and will provide such notice to any Substitute Rating Agency then rating the APS). The Fund will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period has been given, already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period) or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Fund also shall provide a copy of such Notice of Revocation to Moody's and Fitch Ratings (or any Substitute Rating Agency then rating the APS). If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to


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Description of APS

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a Notice of Special Dividend Period for any series of the APS, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period. If an Auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been a Dividend Payment Date or an Auction Date not to be a Business Day, then the length of the Dividend Period relating to such Dividend Payment Date shall be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events) (an "Extension Period"), the Applicable Rate for such Extension Period shall be the Applicable Rate for the Dividend Period so extended and the Dividend Payment Date for such Dividend Period shall be the first Business Day next succeeding the end of such Extension Period. Solely for purposes of (1) the foregoing sentence, (2) the proviso in clause (i) of the definition of "Non-Payment Period" under "--Non-Payment Period; Late Charge" below and (3) the second parenthetical in the fifth sentence of the same paragraph in which "Non-Payment Period" is defined, any day on which banks in New York City generally are closed, for any reason, while the New York Stock Exchange remains open for trading and any day which otherwise would be a Business Day as defined in the Amended Bylaws on which the Auction Agent is closed for business, for any reason, shall be considered a day which is not a Business Day.

Determination of Dividend Rate
The dividend rate on a series of APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for that series of APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside of the front cover page hereof. Commencing on the Initial Dividend Payment Date for a series of APS, the Applicable Rate on that series of APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. Cash dividends shall be calculated as set forth above under "--Dividends--General."

Generally speaking, the APS will pay dividends at the Winning Bid Rate, although dividends for Dividend Periods commencing during any Non-Payment Period will be paid at the Non-Payment Period Rate (as described below); dividends will be paid at the Maximum Applicable Rate if Sufficient Clearing Bids do not exist; and dividends will be paid at a rate equal to 80% of the Reference Rate if all outstanding APS are the subject of Submitted Hold Orders.

Non-Payment Period; Late Charge
A "Non-Payment Period" for a series of APS will commence if the Fund fails to
(i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date, provided, however, that if the Fund is not able to make such declaration in compliance with the foregoing because an unforeseen event or unforeseen events causes or cause a day that otherwise would have been a Business Day not to be a Business Day, then the Fund may make such declaration on the Business Day immediately preceding the Dividend Payment Date, if possible, or, if not possible, on the Dividend Payment Date, and in such case the Fund shall not be deemed to have failed to declare a


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Description of APS

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dividend otherwise required to be declared, or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clause
(ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, but not after the end of, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period (excluding any days that would have been Business Days but for the occurrence of any unforeseen event or unforeseen events that caused such days not to be Business Days) divided by 365 and in such case such period shall not constitute a Non-Payment Period; provided, however, that the Fund shall not be required to pay any late charge if it declares a dividend on the Dividend Payment Date or the Business Day immediately preceding such Dividend Payment Date in accordance with clause (i) of the definition of "Non-Payment Period" and deposits payment for such dividend as contemplated by clause
(ii)(A) of the definition of "Non-Payment Period" on or before the second Business Day succeeding the day on which the dividend was declared. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The "Non-Payment Period Rate" initially will be 300% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and each of Moody's and Fitch Ratings (or any Substitute Rating Agency) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current rating on the APS.


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Description of APS

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Restrictions on Dividends and Other Payments
Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to all senior securities, including the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain its qualification as a regulated investment company under the Code. See "Tax matters." Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "--Voting Rights" below.

For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless:

..  immediately after such transaction, the Fund would have Moody's Eligible
   Assets and Fitch Eligible Assets each with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and the 1940 Act APS Asset Coverage would be satisfied (see "--Asset Maintenance" and "--Redemption" below);

.. full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and

.. the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended Bylaws.

ASSET MAINTENANCE

The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended Bylaws. These requirements are summarized below.

1940 Act APS Asset Coverage
The Fund will be required under the Amended Bylaws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage (as defined in the 1940 Act) of at least 200% with respect to senior securities which are shares of beneficial interest in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act APS Asset Coverage"). If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "--Redemption" below.


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Description of APS

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The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS), computed using the Fund's net assets as of , 2003, assuming the APS had been issued as of such date, will be as follows:

         Value of the Fund assets less liabilities
             not constituting senior securities               $
        ------------------------------------------- =   ------- =   %
        Senior securities representing indebtedness           $
              plus liquidation value of the APS

APS Basic Maintenance Amount
So long as any APS are outstanding and any Rating Agency so requires, the Fund will be required under the Amended Bylaws to maintain as of the last Business Day of each week commencing with the Date of Original Issue (a "Valuation Date") Moody's Eligible Assets and Fitch Eligible Assets each having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "APS Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the APS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date. See "--Redemption."

The "APS Basic Maintenance Amount," as of any Valuation Date, is defined as the dollar amount equal to the sum of (i)(A) the product of the number of APS outstanding on such date multiplied by $25,000, plus any redemption premium applicable to APS then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each series of APS outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of APS outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Applicable Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a 7-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor (except that (1) if such Valuation Date occurs during a Non-Payment Period, the dividend for purposes of calculation would accumulate at the current Non-Payment Period Rate and (2) for those days during the period described in this clause (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect, the dividend for purposes of calculation would accumulate at such Applicable Rate in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; and (E) any current liabilities as of such Valuation Date to the extent not reflected in any of
(i)(A) through (i)(D) (including, without limitation, any payables for portfolio securities of the Fund purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less
(ii) the value (i.e., the face value of cash, short-term securities rated MIG-1, VMIG-1 or P-1 by Moody's, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(E) becomes payable, otherwise the Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(E).


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Description of APS

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For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund either that are exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the assets subject to the option; and (iv) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund either that are exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the assets subject to the option; (iv) futures contracts shall be valued at the lesser of (A) the settlement price and (B) the Discounted Value of the assets subject to the futures contract, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the assets subject to the futures contract; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

In addition, for purposes of determining whether the Fund has Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets and Fitch Eligible Assets held by the Fund to the extent the relevant asset is a Moody's Eligible Asset or Fitch Eligible Asset, as applicable: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, any amounts payable by the Fund under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the Market Value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract. The Discounted Value of all forward commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such forward commitments shall be zero.

The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related Discount Factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.


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Description of APS

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The Discount Factor relating to any asset of the Fund and the APS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, if Moody's and Fitch Ratings, or any Substitute Rating Agency or Agencies, advises the Fund in writing that such change will not adversely affect its then current rating in the APS.

On or before the third Business Day after a Valuation Date on which the Fund fails to maintain Moody's Eligible Assets or Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent and, as applicable, Moody's or Fitch Ratings a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings (an "APS Basic Maintenance Report") as of the date of such failure. Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver an APS Basic Maintenance Report to the Auction Agent and each Rating Agency. The Fund also will deliver an APS Basic Maintenance Report as of the last Business Day of the last month of each fiscal quarter of the Fund on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of the last fiscal quarter of each fiscal year of the Fund, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent APS Basic Maintenance Report (and in another APS Basic Maintenance Report, randomly selected by the Fund's independent accountants, that was delivered during such fiscal quarter). Also, on or before 5:00 p.m., New York City time, on the first Business Day after any Common Shares are repurchased by the Fund, the Fund will complete and deliver to the Auction Agent and each Rating Agency an APS Basic Maintenance Report as of the close of business on such date that Common Shares are repurchased. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

Optional Redemption
To the extent permitted under the 1940 Act and under Massachusetts law, upon giving notice of redemption, as provided below, the Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such shares are subject. "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period. The Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

Mandatory Redemption
Under the Fund's Amended Bylaws, the Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to


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Description of APS

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as a "Cure Date"), as the case may be. "Mandatory Redemption Price" for each series of APS means $25,000 per APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. The number of APS to be redeemed will be equal to the lesser of (a) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all Preferred Shares subject to redemption or retirement, would result in the Fund having Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all APS and other Preferred Shares then outstanding will be redeemed), and (b) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among APS of all series and other Preferred Shares subject to redemption pursuant to provisions similar to those set forth below; provided that APS that may not be redeemed at the option of the Fund because of the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days remaining in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares' having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those APS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

General
If the APS are to be redeemed, a notice of redemption will be mailed to each record holder of such APS (initially Cede & Co. as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of APS to be redeemed, (iii) the redemption price, (iv) the place or places where APS are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date and (vi) the provision of the Amended Bylaws pursuant to which such shares are being redeemed. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

If fewer than all of the outstanding APS of a series are to be redeemed, the shares of that series to be redeemed will, unless otherwise required by the Amended Bylaws, be selected by lot or such other method as the Fund deems fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all APS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder


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Description of APS

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of all of the APS series, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund deems fair and equitable.

If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the APS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund defaults in making payment of the redemption price), all rights (including, without limitation, voting rights) of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the APS of such series so called for redemption may look only to the Fund for payment thereof.

So long as any APS are held of record by the nominee of the Securities Depository (initially Cede & Co.), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding APS, and all shares of beneficial interest of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) redemption thereof would not result in the Fund's failure to maintain Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.

LIQUIDATION RIGHTS

Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of APS of each series will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation to APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale,


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Description of APS

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whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

Except as otherwise indicated in this Prospectus and except as otherwise required by the Declaration, the Amended Bylaws or applicable law, holders of APS will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares as a single class.

In connection with the election of the Fund's Trustees, holders of the APS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding Preferred Shares of the Fund, including APS, are due and unpaid in an amount equal to at least two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, or if at any time holders of any shares of Preferred Shares are entitled, together with the holders of the APS, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of APS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased, and at a special meeting of shareholders which will be called and held as soon as practicable thereafter, and at all subsequent meetings at which Trustees are to be elected until all dividends in arrears have been paid or otherwise provided for, the holders of the APS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees that such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue, unless otherwise terminated pursuant to the Declaration or Amended Bylaws. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the holders of APS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the holders of APS and any other Preferred Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of APS and any other Preferred Shares have the right to elect in any event) will terminate automatically.

Unless a higher percentage is provided for under the Declaration or the Amended Bylaws or applicable law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting together as a single class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another series of APS or another class of Preferred Shares which are substantially identical in all respects to the APS; or (ii) amend, alter or repeal the provisions of the Declaration or the Amended Bylaws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration or the Amended Bylaws of holders of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Shares are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration or the Amended Bylaws of a holder of shares of a series of APS differently than those of a


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Description of APS

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holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein if Moody's and Fitch Ratings (or any applicable Substitute Rating Agency) advises the Fund in writing that any such amendment, alteration or repeal would not adversely affect the rating then assigned to the APS by such Rating Agency. Unless a higher percentage is provided for under the Declaration or the Amended Bylaws, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the Statement of Additional Information. The class (and, where applicable, series) vote of holders of APS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Management of the Fund

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and NACM. There are three Trustees of the Fund, none of whom is currently treated by the Fund as an "interested person" (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

PIMCO Advisors Fund Management LLC serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of June 30, 2003, the Manager had approximately $23.7 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of June 30, 2003, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including NACM, had approximately $404 billion in assets under management.


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Management of the Fund

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The Manager has retained its affiliate, NACM, to manage the Fund's investments. See "--Portfolio Manager" below. The Manager and NACM are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

PORTFOLIO MANAGER

NACM serves as the portfolio manager for the Fund pursuant to a sub-advisory agreement between the Manager and NACM. Subject to this agreement and the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of June 30, 2003, NACM had approximately $16.9 billion in assets under management.

For its services pursuant to the sub-advisory agreement, the Manager (and not the Fund) will pay to NACM a monthly fee at the annual rate of 0.42% of the Fund's average daily total managed assets, provided, however, that the amounts payable shall be reduced to reflect that NACM will bear 60% of any Service or Incentive Fees payable by the Manager for such month with respect to the specified total managed assets. For these purposes, "Service or Incentive Fees" for any period equals the sum of any Shareholder Servicing Fees payable by the
Manager to              (as described under "Shareholder servicing agent,
custodian and transfer agent") for such period and any incentive fees payable by the Manager to other underwriters (as described under "Underwriting") for such period.

The following six individuals are part of the Convertibles/High Yield team at NACM and constitute the team that has primary responsibility for the day-to-day portfolio management of the Fund, with Mr. Forsyth serving as the head of the team:

                        Since                     Recent Professional Experience
--------------------------------------------------------------------------------------------------
Douglas Forsyth, CFA 2003        Mr. Forsyth is a Senior Portfolio Manager and Member of the
                     (Inception) Executive Committee at NACM. He joined NACM in 1994 after three years of investment management experience at AEGON
                                 USA. Mr. Forsyth holds a B.B.A. from the University of Iowa.

William L. Stickney  2003        Mr. Stickney is a portfolio manager at NACM. He joined
                     (Inception) NACM in 1999 after an aggregate of ten years of investment experience with ABN AMRO, Inc., Cowen & Company and
                                 Wayne Hummer & Company. Mr. Stickney holds a B.S. from
                                 Miami University and is an M.M. candidate at Northwestern
                                 University, J.L. Kellogg School of Management.

Michael E. Yee       2003        Mr. Yee is a portfolio manager at NACM. He joined NACM in
                     (Inception) 1995 and has been a portfolio manager since 1998. Mr. Yee holds a B.S. from the University of California, San Diego and an
                                 M.B.A. from San Diego State University.

Justin Kass          2003        Mr. Kass is an investment analyst at NACM. He joined NACM
                     (Inception) in 2000 after serving as an intern on the Convertibles/High Yield team and has four years of investment experience. Mr. Kass holds a B.S. from the University of California, Davis and an
                                 M.B.A. from the Anderson School at the University of California,
                                 Los Angeles.


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Management of the Fund

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                        Since                    Recent Professional Experience
------------------------------------------------------------------------------------------------

Elizabeth Lemesevski 2003        Ms. Lemesevski is an investment analyst at NACM. She joined
                     (Inception) NACM in 2001 after an aggregate of nine years of investment and research experience with T.A. McKay & Co., Citibank and
                                 CoreStates Philadelphia International Bank. Ms. Lemesevski
                                 holds a B.S. from Rutgers University and an M.B.A. from
                                 Fordham University.

Nicole Larrabee      2003        Ms. Larrabee is a trading assistant/analyst at NACM. She joined
                     (Inception) NACM in 2000 after an aggregate of four years of investment and research experience with Salomon Smith Barney (Schroders),
                                 Lehman Brothers, Inc., Heflin and Co., LLC, Sun Alliance
                                 Holdings, Ltd. and Cantor Fitzgerald and Co., Inc. Ms. Larrabee
                                 holds a B.S. from the University of Arizona.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of 0.70% of the Fund's average daily total managed assets (including net assets attributable to Preferred Shares, including the APS) for the services and facilities it provides.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing the APS and any other Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager and NACM are based on the total managed assets of the Fund (including assets attributable to the APS and any other forms of leverage that may be outstanding), the Manager and NACM each have a financial incentive for the Fund to issue APS and utilize other forms of leverage, which may create a conflict of interest between the Manager/NACM and the holders of the Fund's Common Shares.

Net asset value

The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price, or, if available, the closing price reported for an issue traded on an over-the-counter stock market (including the NASDAQ Official Closing Price for NASDAQ-traded securities) or, if no sales or closing prices are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures


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Net asset value

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and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction.

The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic debt securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to adjust retroactively the price of a security or the Fund's NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by NACM. Fair valuation may also be required because of events that occur after the close of the relevant market but prior to the NYSE Close.

Tax matters

FEDERAL INCOME TAX MATTERS

The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Code, existing U.S. Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

In order for any portion of any distributions to holders of APS to be eligible to be treated as capital gain dividends, the APS must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray LLP relating to the lack of any present intention to redeem or purchase APS at any time in the future, it is the opinion of Ropes & Gray LLP that the APS will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain auction rate preferred stock similar in many material respects to the APS


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Tax matters

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represents equity. The opinion of Ropes & Gray LLP represents only its best legal judgment and is not binding on the IRS or the courts. If the IRS were to assert successfully that variable rate preferred stock such as the APS should be treated as debt for federal income tax purposes, distributions on APS (including distributions designated by the Fund as capital gain dividends) would be taxable as ordinary income (as opposed to capital gains). Ropes & Gray LLP has advised the Fund that, should the IRS pursue in court the position that the APS should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail.

To satisfy the distribution requirements applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of APS, must qualify for the dividends-paid deduction. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between and among the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class during the year in which the income is realized. In certain circumstances, the IRS could take the position that dividends paid on the APS constitute preferential dividends under
Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.

If at any time when APS are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem APS in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemption, which may result in transaction expenses and gain at the Fund level and in further distributions.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan for Common Shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gain.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets--for taxable years beginning on or before December 31, 2008.


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Tax matters

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The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Under current law, the backup withholding tax rate is 28% for amounts paid through 2010. The Fund may be required to apply backup withholding to taxable distributions or redemption proceeds payable to a shareholder. Please see "Tax Matters" in the Statement of Additional Information for additional information about (and changes to) the new backup withholding tax rates.

If, in connection with the designation of a Special Dividend Period, (i) the Fund provides in a Notice of Special Dividend Period that the Fund may redeem all or part of a series of APS and that upon such redemption the holders of that series of APS may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the Special Dividend Period, (ii) based on all the facts and circumstances at the time of the designation of the Special Dividend Period the Fund is more likely than not to redeem such series of APS during the Special Dividend Period, and
(iii) the premium to be paid upon redemption during such Special Dividend Period exceeds a specified de minimis amount, it is possible that the holders of such series will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Board of Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Board of Trustees has authorized an unlimited number of Common Shares and Preferred Shares. Preferred Shares (such as the APS) may be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the APS, see "Description of APS" above. The following table shows the amount of (i) shares authorized and (ii) shares outstanding, for each class of authorized securities of the Fund as of , 2003:

                                        Amount      Amount
                     Title of Class Authorized Outstanding
                     -------------------------------------
                     Common Shares. Unlimited
                     APS
                        Series A...         *       0
                        Series B...         *       0
                        Series C...         *       0
                        Series D...         *       0
                        Series E...         *       0

*   Assumes the authorization of       APS by the Board of Trustees prior to
    issuance of the APS.


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Description of capital structure

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Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights or have the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

Pursuant to the Fund's Dividend Reinvestment Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC, Inc., as agent for the Common Shareholders, unless the shareholder elects to receive cash. The Fund and PFPC, Inc. reserve the right to amend or terminate the Dividend Reinvestment Plan.

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting Rights" and except as otherwise required by the Declaration, the Amended Bylaws or applicable law.

Preferred shareholders are entitled to one vote for each share held. Except as provided under "Description of APS--Voting Rights" and except as otherwise required by the Declaration, the Amended Bylaws or applicable law, holders of APS are (voting as a separate class) entitled to elect two Trustees, and the remaining Trustees shall be elected by holders of Common Shares and APS, voting as a single class.

So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on APS and any other Preferred Shares or accrued interest on borrowings (if any) has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of senior securities representing indebtedness and at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus the redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the APS from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends--Restrictions on Dividends and Other Payments."

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

Common Shares of the Fund commenced trading on the NYSE on       , 2003. As of
     , 2003, the net asset value per Common Share was $      , and the closing
price per Common Share on the New York Stock Exchange was $      .


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Description of capital structure

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OTHER ISSUES RELATING TO THE APS

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

Anti-takeover and other provisions in the Declaration of Trust

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board of Trustees who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or a sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Amended Bylaws, certain of which are required by the 1940 Act. For


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Anti-takeover and other provisions in the Declaration of Trust

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example, the Amended Bylaws grant holders of the APS and any other Preferred Shares special voting rights with respect to certain matters described in the preceding paragraph. See "Description of APS-- Voting Rights."

The overall effect of these provisions is to render more difficult the accomplishment of a merger, conversion of the Fund to open-end status or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Amended Bylaws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Repurchase of Common Shares; conversion to open-end fund

The Fund is a closed-end investment company and, as such, its shareholders will not have the right to cause the Fund to redeem their shares. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of the Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund were to convert to an open-end company, it would be required to redeem all Preferred Shares (including the APS) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to shareholders of a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.


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Repurchase of Common Shares; conversion to open-end fund

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Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Underwriting

The Underwriters named below, acting through       ,       , New York, New
York, as lead manager, and                   as their representatives (together
with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Manager (the "Underwriting Agreement"), to purchase from the Fund the number of APS set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such APS if any are purchased.

                                             Number
                             Underwriters    of APS
                             -------------------------
                                          ---------
                                Total....
                                          ---------

The Underwriters have advised the Fund that they propose initially to offer the APS to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in
excess of $   per share. The Underwriters may allow, and such dealers may
reallow, a discount not in excess of $   per share to other dealers. After the
initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased in the initial public
offering on or before       , 2003.

The Underwriters will act in Auctions as Broker-Dealers as set forth under "Description of APS--The Auction--Broker-Dealer Agreements" and will be entitled to fees for services as Broker-Dealers, as set forth under "Description of APS--Broker-Dealers." The Underwriters also may provide information to be used in ascertaining the Reference Rate.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers while they are principal underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically.

The Fund and the Manager have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.


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Shareholder servicing agent, custodian and transfer agents

The Manager (and not the Fund) has agreed to pay from its own assets to UBS Securities LLC a shareholder servicing fee (the "Shareholder Servicing Fee") at an annual rate of 0.10% of the average daily total managed assets (including net assets attributable to Preferred Shares, including the APS, and other forms of leverage) of the Fund pursuant to a shareholder servicing agreement between the Manager and UBS Securities LLC (the "Shareholder Servicing Agreement"). Pursuant to the Shareholder Servicing Agreement, UBS Securities LLC will: (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Manager, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective market performance of the Fund and such other companies and
(3) other relevant performance indicators; and (iv) at the request of the Manager, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company or a Fund liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to the Manager or the Fund for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. The Shareholder Servicing Agreement will continue so long as the Investment Management Agreement remains in effect between the Fund, the Manager or any successor in interest or affiliate of the Manager as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the 1940 Act.

The custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Custodian performs custodial and fund accounting services.

Deutsche Bank Trust Company Americas, 60 Wall Street, 27th Floor, New York, New York 10005, serves as Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent for the APS. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Fund's Dividend Reinvestment Plan for Common Shares.

Legal matters

Certain legal matters in connection with the APS will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the Underwriters by
                .


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Table of contents for the
Statement of Additional Information

       Use of Proceeds...............................................   3
       Investment Objective and Policies.............................   3
       Investment Restrictions.......................................  39
       Management of the Fund........................................  42
       Investment Manager and Portfolio Manager......................  52
       Portfolio Transactions........................................  57
       Distributions.................................................  59
       Description of Shares.........................................  59
       Anti-Takeover and Other Provisions in the Declaration of Trust  60
       Repurchase of Common Shares; Conversion to Open-End Fund......  63
       Tax Matters...................................................  65
       Performance Related and Comparative Information...............  73
       Custodian, Transfer Agents and Dividend Paying Agent..........  74
       Independent Auditors..........................................  74
       Counsel.......................................................  74
       Registration Statement........................................  74
       Financial Statements..........................................  76
       Appendix A--Auction Procedures................................ A-1
       Appendix B--Settlement Procedures............................. B-1
       Appendix C--Description of Securities Rating.................. C-1
       Appendix D--Proxy Voting Policies............................. D-1


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Glossary

"'AA' Financial Composite Commercial Paper Rate" on any date means (i) (A) the Interest Equivalent of the 7-day rate (in the case of a Dividend Period which is a 7-Day Dividend Period or shorter), the 30-day rate (for Dividend Periods greater than 7 days but fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P or Fitch Ratings, or the equivalent of such rating by another Rating Agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and
(B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1)
                        , and such other commercial paper dealer or dealers as the Fund may from time to time appoint; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

"ADR" has the meaning set forth in paragraph (iii) of the definition of "Fitch Eligible Assets."

"Affiliate" means any person known to the Auction Agent to be controlled by, in control of, or under common control with, the Fund.

"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

"Amended Bylaws" means the Second Amended and Restated Bylaws of the Fund as
amended and restated       , 2003, specifying, in part, the powers, preferences
and rights of the APS.

"Applicable Percentage" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.


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Glossary

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"Approved Foreign Nations" has the meaning set forth in paragraph (iii) of the definition of "Fitch Eligible Assets."

"Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

"APS" means the Auction Preferred Shares with par value $0.00001 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

"APS Basic Maintenance Amount" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"APS Basic Maintenance Cure Date" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"APS Basic Maintenance Report" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agency Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend paying agent and redemption agent for the APS.

"Auction Date" has the meaning specified under "Description of APS--Auction Procedures--Auction Date" in this Prospectus.

"Auction Procedures" means the procedures for conducting Auctions, as set forth Appendix A to the Statement of Additional Information.

"Available APS" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.


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"Bid" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Bidder" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Board of Trustees" or "Board" means the board of trustees of the Fund.

"Broker-Dealer" has the meaning specified under "Description of APS--The Auction--Broker-Dealer Agreements" in this Prospectus.

"Broker-Dealer Agreement" has the meaning specified under "Description of APS--The Auction--Broker-Dealer Agreements" in this Prospectus.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"Canadian Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

"Code" means the Internal Revenue Code of 1986, as amended.

"Commercial Paper Dealers" has the meaning set forth in the definition of "'AA' Financial Composite Commercial Paper Rate."

"Common Shareholders" means the holders of Common Shares.

"Common Shares" means the common shares of beneficial interest, par value $0.00001 per share, of the Fund.

"Cure Date" has the meaning specified under "Description of APS--Redemption--Mandatory Redemption" in this Prospectus.

"Date of Original Issue" means, with respect to any share of APS, the date on which the Fund first issues such share.

"Debt Securities" has the meaning set forth in paragraph (vi) of the definition of "Fitch Eligible Assets."

"Declaration" has the meaning specified under "Prospectus summary--Special Risk Considerations--Anti-Takeover Provisions" in this Prospectus.

"Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

"Discount Factor" means a Moody's Discount Factor or a Fitch Discount Factor, as applicable.

"Discounted Value" of any asset of the Fund means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, the Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, the Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.


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"Dividend Payment Date" has the meaning specified under "Description of APS--Dividends--General" in this Prospectus.

"Dividend Period" has the meaning specified under "Description of APS--Dividends--General" in this Prospectus.

"Eligible Asset" means a Fitch Eligible Asset (if Fitch Ratings is then rating the APS), a Moody's Eligible Asset (if Moody's is then rating the APS) and/or any asset included in the calculations used by any Rating Agency then rating the APS for purposes of determining such Rating Agency's rating on the APS, as applicable.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of APS in the records of the Auction Agent.

"Extension Period" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"FHLB, FNMA and FFCB Debentures" has the meaning set forth in paragraph (ix) of the definition of "Moody's Eligible Assets."

"Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch Ratings.

   (i) Debt Securities: The percentage determined by reference to the rating of the Debt Security (other than short-term Debt Securities covered by clause (iii) below) with reference to the remaining term to maturity of the Debt Security, in accordance with the table set forth below:

                                                    Fitch Rating Category
                                                                             Not rated or
Term to Maturity of Debt Security      AAA     AA       A      BBB     BB    below BB(1)
-----------------------------------------------------------------------------------------
3 years or less (but longer than 1
  year)............................. 106.38% 108.11% 109.89% 111.73% 129.87%    151.52%
5 years or less (but longer than 3
  years)............................ 111.11  112.99  114.94  116.96  134.24     151.52
7 years or less (but longer than 5
  years)............................ 113.64  115.61  117.65  119.76  135.66     151.52
10 years or less (but longer than 7
  years)............................ 115.61  117.65  119.76  121.95  136.74     151.52
15 years or less (but longer than 10
  years)............................ 119.76  121.95  124.22  126.58  139.05     151.52
More than 15 years.................. 124.22  126.58  129.03  131.58  144.55     151.52

(1) If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by Fitch Ratings of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "Not rated or below BB" in this table.


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   The Fitch Discount Factors presented in the immediately preceding table apply to Debt Securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security not rated or rated below BB by Fitch Ratings shall apply to any non-Performing Debt Security with a price equal to or greater than $0.20 per security. If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating one rating category below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BBB- will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

   The Fitch Discount Factors presented in the immediately preceding table will also apply to (i) interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) TRACERs and TRAINs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER or TRAIN. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to preferred trust certificates, the rating on which will be determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch Ratings to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

  (ii) Preferred shares: The percentage determined by reference to the rating of the preferred share in accordance with the table set forth below:

                       Preferred Shares                  Discount Factor
       -----------------------------------------------------------------
       AAA Taxable Preferred............................       130%
       AA Taxable Preferred.............................       133%
       A Taxable Preferred..............................       135%
       BBB Taxable Preferred............................       139%
       BB Taxable Preferred.............................       154%
       Not rated or below BB Taxable Preferred..........       161%
       Investment Grade DRD Preferred...................       164%
       Not rated or below Investment Grade DRD Preferred       200%(1)

(1) If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by Fitch Rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "Not rated or below Investment Grade DRD Preferred" in this table.

 (iii) Short-term instruments: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities with terms to maturity of one year or less, Short Term Money Market Instruments and municipal debt obligations with terms to maturity within


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       the Fitch Exposure Period, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities neither mature nor have a demand feature exercisable at par within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature within the Fitch Exposure Period nor have a demand feature at par. A Fitch Discount Factor of 100% will be applied to cash.

  (iv) U.S. Government Securities and U.S. Treasury Strips: The percentage determined by reference to the remaining time to maturity of the security, in accordance with the table below:

           Time Remaining to Maturity                 Discount Factor
           ----------------------------------------------------------
           1 year or less............................      101.5%
           2 years or less (but longer than 1 year)..        103
           3 years or less (but longer than 2 years).        105
           4 years or less (but longer than 3 years).        107
           5 years or less (but longer than 4 years).        109
           7 years or less (but longer than 5 years).        112
           10 years or less (but longer than 7 years)        114
           Greater than 10 years.....................        122

   (v) Convertible Debt Securities: The Fitch Discount Factor applied to convertible debt securities will be (a) 200% for investment grade convertibles and (b) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) a conversion premium greater than 100% nor (y) a yield to maturity or yield to worst of greater than 15.00% above the corresponding Treasury curve.

   The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% will be (a) 152% for investment grade convertibles and (b) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the corresponding Treasury curve.

   The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worst of greater than 15.00% above the corresponding Treasury curve will be 370%.

   If a security is not rated by Fitch Ratings but is rated by two other rating agencies, then the lower of the ratings on the security from the two other rating agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other rating agency, then the rating on the security from the other rating agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a rating by Fitch Ratings of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any rating agency, the Fund will treat the security as if it were below investment grade.

  (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.


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 (vii) Asset-backed and mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below:

Asset Type (with time remaining to maturity, if applicable)                          Discount Factor
----------------------------------------------------------------------------------------------------
U.S. Treasury/agency securities (10 years or less)..................................       118%
U.S. Treasury/agency securities (greater than 10 years).............................       127%
U.S. agency sequentials (10 years or less)..........................................       128%
U.S. agency sequentials (greater than 10 years).....................................       142%
U.S. agency principal only securities...............................................       236%
U.S. agency interest only securities (with Market Value greater than $0.40).........       696%
U.S. agency interest only securities (with Market Value less than or equal to $0.40)       214%
AAA LockOut securities, interest only...............................................       236%
U.S. agency planned amortization class bonds (10 years or less).....................       115%
U.S. agency planned amortization class bonds (greater than 10 years)................       136%
AAA sequentials (10 years or less)..................................................       118%
AAA sequentials (greater than 10 years).............................................       135%
AAA planned amortization class bonds (10 years or less).............................       115%
AAA planned amortization class bonds (greater than 10 years)........................       140%
Jumbo mortgages rated AAA(1)........................................................       123%
Jumbo mortgages rated AA(1).........................................................       130%
Jumbo mortgages rated A(1)..........................................................       136%
Jumbo mortgages rated BBB(1)........................................................       159%
Commercial mortgage-backed securities rated AAA.....................................       131%
Commercial mortgage-backed securities rated AA......................................       139%
Commercial mortgage-backed securities rated A.......................................       148%
Commercial mortgage-backed securities rated BBB.....................................       177%
Commercial mortgage-backed securities rated BB......................................       283%
Commercial mortgage-backed securities rated B.......................................       379%
Commercial mortgage-backed securities rated CCC or not rated........................       950%

    (1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

(viii) Bank Loans: The percentage determined by reference to the Fitch Loan Category in accordance with the table set forth below:

                      Fitch Loan Category Discount Factor
                      -----------------------------------
                               A.........       126%
                               B.........       157
                               C.........       184
                               D.........       433

  (ix) REITs:

      (a) Common stock and preferred stock of REITs and other real estate companies:

                                                         Discount Factor
                                                         ---------------
       REIT or other real estate company preferred stock       154%
       REIT or other real estate company common stock...       196%


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      (b) Corporate debt securities of REITs:

                                    Fitch Rating Category(1)
                               ---------------------------------
              Term to Maturity AAA   AA   A   BBB   BB   B   CCC
              ---------------------------------------------------
                 1 year....... 111% 114% 117% 120% 121% 127% 227%
                 2 year....... 116% 125% 125% 127% 132% 137% 137%
                 3 year....... 121% 123% 127% 131% 133% 140% 225%
                 4 year....... 126% 126% 129% 132% 136% 140% 164%
                 5 year....... 131% 132% 135% 139% 144% 149% 185%
                 7 year....... 140% 143% 146% 152% 159% 167% 228%
                 10 year...... 141% 143% 147% 153% 160% 168% 232%
                 12 year...... 144% 144% 150% 157% 165% 174% 249%
                 15 year...... 148% 151% 155% 163% 172% 182% 274%
                 20-30 year... 152% 156% 160% 169% 180% 191% 306%

    (1) If a security is not rated by Fitch Ratings, but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g. where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings, but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a rating by Fitch Ratings of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any NRSRO, the Fund will treat the security as if it were below investment grade.

   (x) Municipal debt obligations: The Fitch Discount Factor applied to municipal debt obligations will be the percentage determined by reference to the table set forth below:

                                                 Fitch Rating Category
                                          -----------------------------------
 Fitch Exposure Period                    AAA   AA   A   BBB  F1(1) Unrated(2)
 -----------------------------------------------------------------------------
 7 weeks................................. 151% 159% 166% 173%  136%    225%
 8 weeks or less but greater than 7 weeks 154  161  168  176   137     231
 9 weeks or less but greater than 8 weeks 158  163  170  177   138     240

    (1) Municipal debt obligations rated by Fitch Ratings which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
    (2) If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by Fitch Ratings of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "Unrated" in this table.

  (xi) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency


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       other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation will be 370%.

 (xii) Structured Notes: The Fitch Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (iii) under this definition.

"Fitch Eligible Assets" means

   (i) cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Fitch Ratings or (B) (1) with counterparties having a long-term debt rating of at least BBB- from Fitch Ratings or the equivalent from another NRSRO or
       (2) with counterparties having a Short Term Money Market Instrument rating of at least F1+ by Fitch Ratings or the equivalent by another NRSRO;

  (ii) preferred shares if (A) dividends on such preferred shares are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, common stock or its equivalent at any time over the respective lives of such securities, (C) the issuer of such preferred shares has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such preferred shares has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency, and (E) the preferred shares are part of an issue that is at least $50 million;

 (iii) (A) common stocks (1) which are traded on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, (2) which, if cash dividend paying, pay cash dividends in U.S. dollars, and
       (3) which may be sold without restriction by the Fund; provided, however, that (a) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch, and (b) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of outstanding shares of such issuer times the Market Value of such common stock shall not be a Fitch Eligible Asset; and (B) common stocks or their equivalent denominated in any currency other than the U.S. dollar and common stocks or their equivalent of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts


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       ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the outstanding shares of common stock or its equivalent of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (each an "Approved Foreign Nation," and collectively the "Approved Foreign Nations") or Canada shall not be a Fitch Eligible Asset;

  (iv) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch Ratings or the equivalent by another NRSRO,
       (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch Ratings or the equivalent by another NRSRO, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch Ratings or the equivalent by another NRSRO and the security matures within one month, (2) is rated at least A by Fitch Ratings or the equivalent by another NRSRO and the security matures within three months or (3) is rated at least AA by Fitch Ratings or the equivalent by another NRSRO and the security matures within six months;

   (v) U.S. Government Securities and U.S. Treasury Strips;

  (vi) debt securities if (A) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees; and (B) such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in an Approved Foreign Nation, (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or
       (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives;
       (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and
       (e) at the time of purchase at least one year had elapsed since the issuer's


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       reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch Ratings, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (vi) are herein referred to as "Debt Securities."

 (vii) asset-backed and mortgage-backed securities;

(viii) Rule 144A Securities;

  (ix) Bank Loans;

   (x) municipal debt obligations;

  (xi) TRACERs and Structured Notes;

 (xii) interest rate swaps entered into according to International Swap Dealers Association standards if (A) the counterparty to the swap transaction has a short-term rating of not less than F1 from Fitch Ratings or the equivalent from another NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty has a senior unsecured long-term debt rating of AA or higher from Fitch Ratings or the equivalent from another NRSRO, and (B) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued;

(xiii) common stock, preferred stock or any debt security of REITs or real estate companies; and

 (xiv) unrated debt securities issued by an issuer which (A) has not filed for bankruptcy in the past three years; (B) is current on all interest and principal on its fixed income obligations; and (C) is current on all preferred stock dividends.

Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch Ratings specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch Ratings to the APS.

In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

                           Maximum Single Maximum Single  Minimum Issue Size
   Security Rated At Least   Issuer(1)    Industry(1),(2) ($ in million)(3)
   -------------------------------------------------------------------------
            AAA...........      100%            100%             $100
            AA-...........       20              75               100
            A-............       10              50               100
            BBB-..........        6              25               100
            BB-...........        4              16                50
            B-............        3              12                50
            CCC...........        2               8                50

(1) Percentages represent a portion of the aggregate market value of corporate debt securities.
(2) Industries are determined according to Fitch's Industry Classifications, as defined herein.
(3) Preferred stock has a minimum issue size of $50 million for all rating categories in the table.


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Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset, and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A by Fitch Ratings or the equivalent by another NRSRO and if such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of
(i)(A) through (i)(E) under the definition of APS Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch Ratings has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

"Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

"Fitch Industry Classification" means, for the purpose of determining Fitch Eligible Assets, each of the following industry classifications (or such other classifications as Fitch Ratings may from time to time approve for application to the APS):

    1. Aerospace & Defense
    2. Automobiles
    3. Banking, Finance & Real Estate
    4. Broadcasting & Media
    5. Building & Materials
    6. Business Services
    7. Cable
    8. Chemicals
    9. Computers & Electronics
   10. Consumer Products
   11. Energy
   12. Environmental Services
   13. Farming & Agriculture
   14. Food, Beverage & Tobacco
   15. Gaming, Lodging & Restaurants
   16. Healthcare & Pharmaceuticals
   17. Industrial/Manufacturing
   18. Insurance
   19. Leisure & Entertainment
   20. Metals & Mining
   21. Packaging and Containers
   22. Paper & Forest Products
   23. Retail


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   24. Sovereign
   25. Structured Finance Obligations
   26. Supermarkets & Drugstores
   27. Telecommunications
   28. Textiles & Furniture
   29. Transportation
   30. Utilities

The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and Fitch Ratings, to the extent the Fund considers necessary.

"Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

   (i) "Fitch Loan Category A"--means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

  (ii) "Fitch Loan Category B"--means: (A) Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

 (iii) "Fitch Loan Category C"--means: (A) Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch Ratings. If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by Fitch Ratings of AAA-will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used).

  (iv) "Fitch Loan Category D"--means Bank Loans not described in any of the foregoing categories.

Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall in more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

"Fitch Ratings" means Fitch, Inc., doing business as Fitch Ratings, or its successors.

"Foreign Bonds" has the meaning set forth in clause (vi) of the definition of "Fitch Eligible Assets."

"Fund" means Nicholas-Applegate Convertible & Income Fund II, a Massachusetts business trust that is the issuer of the APS.

"GDRs" means Global Depository Receipts.


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"Hold Order" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Initial Dividend Payment Date" means, with respect to a series of APS, the initial dividend payment date as determined by the Board of Trustees or pursuant to their delegated authority with respect to such series.

"Initial Dividend Period" means, for each series of APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date.

"Interest Equivalent" has the meaning set forth in the definition of "'AA' Financial Composite Commercial Paper Rate."

"IRS" means the United States Internal Revenue Service.

"Investment Management Agreement" has the meaning set forth under "Management of the Fund--Investment Management Agreement" in this Prospectus.

"Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

"Long Term Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Manager" means PIMCO Advisors Fund Management LLC.

"Mandatory Redemption Price" has the meaning specified under "Description of APS--Redemption--Mandatory Redemption" in this Prospectus.

"Market Value" of any asset of the Fund shall be the market value thereof determined by a Pricing Service. The Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked prices or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two bid quotations obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. If two bid quotations are not readily available for any securities, such securities shall be valued in good faith at fair value pursuant to procedures approved by the Board of Trustees of the Fund. Futures contracts and options are valued at the closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value in good faith pursuant to procedures approved by the Board of Trustees of the Fund. All other assets will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees of the Fund.

"Maximum Applicable Rate" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.


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"Moody's" means Moody's Investors Service, Inc. or its successors.

"Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

   (i) Convertible securities (including convertible preferred stock): The percentage determined by reference to the sector groupings of the issuer of the convertible security with reference to the rating of such security, in accordance with the table set forth below.

                                   Discount Factors(2)
                       ------------------------------------------
             Rating(1) Utility Industrial Financial Transportation
             -         -------------------------------------------
                  Aaa    162%     256%       233%        250%
                   Aa    167      261        238         265
                    A    172      266        243         275
                  Baa    188      282        259         285
                   Ba    195      290        265         290
                    B    199      293        270         295
              Unrated    300      300        300         300

    (1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for applicable Fund assets can be derived from other sources as well as combined with a number of sources, unrated fixed-income and convertible securities (which are securities that are not rated by any of Moody's, S&P or Fitch Ratings) are limited to 10% of discounted Moody's Eligible Assets for purposes of calculations related to the APS Basic Maintenance Amount. If a convertible security is not rated by any of Moody's, S&P or Fitch Ratings, the Fund will use the applicable percentage set forth in the row entitled "Unrated" in the table above. Ratings assigned by S&P and/or Fitch Ratings are generally accepted at face value. However, adjustments to face value may be made to particular categories of credits for which the ratings by S&P and/or Fitch Ratings do not seem to approximate a Moody's rating equivalent.
    (2) Discount factors are for 7-week exposure period.

   Upon conversion to common stock, the Discount Factors applicable to common stock will apply:

              Common Stocks          Utility Industrial Financial
              ---------------------------------------------------
              7 week exposure period   170%     264%       241%

  (ii) Corporate debt securities (non-convertible): The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                       Moody's Rating Category
                                            ---------------------------------------------
                                                                                 Below B
                                                                                   and
Term to Maturity of Corporate Debt Security  Aaa   Aa     A    Baa   Ba     B   Unrated(1)
------------------------------------------------------------------------------------------
1 year or less............................. 109 % 112 % 115 % 118 % 137 % 150 %    250 %
2 years or less (but longer than 1 year)...  115   118   122   125   146   160      250
3 years or less (but longer than 2 years)..  120   123   127   131   153   168      250
4 years or less (but longer than 3 years)..  126   129   133   138   161   176      250
5 years or less (but longer than 4 years)..  132   135   139   144   168   185      250
7 years or less (but longer than 5 years)..  139   143   147   152   179   197      250
10 years or less (but longer than 7 years).  145   150   155   160   189   208      250
15 years or less (but longer than 10 years)  150   155   160   165   196   216      250
20 years or less (but longer than 15 years)  150   155   160   165   196   228      250
30 years or less (but longer than 20 years)  150   155   160   165   196   229      250
Greater than 30 years......................  165   173   181   189   205   240      250


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    (1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for applicable Fund assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B by Moody's and unrated fixed-income and convertible securities (which are securities that are not rated by any of Moody's, S&P or Fitch Ratings) are limited to 10% of Moody's Eligible Assets for purposes of calculations related to the APS Basic Maintenance Amount. If a corporate debt security is not rated by any of Moody's, S&P or Fitch Ratings, the Fund will use the applicable percentage set forth under the column entitled "Below B and Unrated" in the table above. Ratings assigned by S&P and/or Fitch Ratings are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the ratings by S&P and/or Fitch Ratings do not seem to approximate a Moody's rating equivalent.

   The Moody's Discount Factors presented in the immediately preceding table will also apply to Moody's Eligible Assets that are FHLB, FNMA and FFCB Debentures and to rated TRACERs and TRAINs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER or TRAIN, provided that the Moody's Discount Factors determined from the table shall be multiplied by a factor of 120% for purposes of calculating the Discounted Value of TRAINs. The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 110% for purposes of calculating the Discounted Value of such securities.

 (iii) Preferred stock (other than convertible preferred stock, which is subject to paragraph (i) above): The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 155%; (B) for preferred stocks of industrial and financial issuers, 209%; and (C) for auction rate preferred stocks, 350%.

  (iv) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation short-term corporate debt securities, Short Term Money Market Instruments and short-term municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period, or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P or Fitch Ratings and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

   (v) U.S. Government Securities and U.S. Treasury Strips: The percentage determined by reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                            U.S. Government Securities U.S. Treasury Strips
Remaining Term to Maturity                       Discount Factor         Discount Factor
-------------------------------------------------------------------------------------------
1 year or less.............................            107 %                   107 %
2 years or less (but longer than 1 year)...             113                     115
3 years or less (but longer than 2 years)..             118                     121
4 years or less (but longer than 3 years)..             123                     128
5 years or less (but longer than 4 years)..             128                     135
7 years or less (but longer than 5 years)..             135                     147
10 years or less (but longer than 7 years).             141                     163
15 years or less (but longer than 10 years)             146                     191
20 years or less (but longer than 15 years)             154                     218
30 years or less (but longer than 20 years)             154                     244


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  (vi) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act of 1933 within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act of 1933.

 (vii) Bank Loans: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in the table below opposite such Moody's Loan Category:

                     Moody's Loan Category Discount Factor
                     -------------------------------------
                               A..........       118%
                               B..........       137
                               C..........       161
                               D..........       222
                               E..........       222

(viii) Asset-backed and mortgage-backed securities: The Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

Remaining Term to Maturity                  Cash Flow Retained Cash Flow Excluded
---------------------------------------------------------------------------------
3 years or less............................        133%               141 %
7 years or less (but longer than 3 years)..        142                 151
10 years or less (but longer than 7 years).        158                 168
20 years or less (but longer than 10 years)        174                 185

   The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

                Coupon     Cash Flow Retained Cash Flow Excluded
                ------------------------------------------------
                5%........        166 %              173 %
                6.........         162                169
                7.........         158                165
                8.........         154                161
                9.........         151                157
                10........         148                154
                11........         144                154
                12........         142                151
                13........         139                148
                Adjustable         165                172

   The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).


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   The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

                Coupon     Cash Flow Retained Cash Flow Excluded
                ------------------------------------------------
                5%........        172 %              179 %
                6.........         167                174
                7.........         163                170
                8.........         159                165
                9.........         155                161
                10........         151                158
                11........         148                157
                12........         145                154
                13........         142                151
                Adjustable         170                177

  (ix) Municipal debt obligations: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below (provided that, except as provided in the following table, any municipal obligation (excluding any short-term municipal obligation) not rated by Moody's but rated by S&P or Fitch Ratings shall be deemed to have a Moody's rating which is one full rating category lower than its rating assigned by S&P or Fitch Ratings):

                                                                   VMIG-
Exposure Period                  Aaa(1)   Aa1    A1  Baa1 Other(2) 1(3)  SP-1+(4) Unrated(5)
--------------------------------------------------------------------------------------------
7 weeks.........................  151 % 159 % 166 % 173 %   187 %  136 %   148 %     225 %
8 weeks or less but greater than
  seven weeks...................   154   161   168   176     190    137     149       231
9 weeks or less but greater than
  eight weeks...................   158   163   170   177     192    138     150       240

    (1) Moody's rating.
    (2) Municipal debt obligations not rated by Moody's but rated BBB by S&P or Fitch Ratings.
    (3) Municipal debt obligations rated MIG-1 or VMIG1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
    (4) Municipal debt obligations not rated by Moody's but rated SP-1+ by S&P or Fitch Ratings, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
    (5) Municipal debt obligations rated less than Baa3 or not rated by Moody's and less than BBB by S&P or Fitch Ratings or not rated by S&P or Fitch Ratings, shall not exceed 10% of Moody's Eligible Assets for purposes of calculations related to the APS Basic Maintenance Amount. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for applicable Fund assets can be derived from other sources as well as combined with a number of sources, unrated fixed-income and convertible securities (which are securities that are not rated by any of Moody's, S&P or Fitch Ratings) are limited to 10% of discounted Moody's Eligible Assets for purposes of calculations related to the APS Basic Maintenance Amount. If a municipal debt obligation is not rated by any of Moody's, S&P or Fitch Ratings, the Fund will use the applicable percentage set forth under the column entitled "Unrated" in the table above. Ratings assigned by S&P or Fitch Ratings are generally accepted at face value. However, adjustments to face value may be made to particular categories of credits for which the ratings assigned by S&P and/or Fitch Ratings do not seem to approximate a Moody's rating equivalent.


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   (x) Structured Notes: The Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (ii) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (ii); and (B) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (v) under this definition.

   The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth above will be the percentage provided in writing by Moody's.

"Moody's Eligible Assets" means

   (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

  (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P or Fitch Ratings and not rated by Moody's) need not meet any otherwise applicable rating criteria of S&P or Fitch Ratings;

 (iii) U.S. Government Securities and U.S. Treasury Strips;

  (iv) Rule 144A Securities;

   (v) Senior Loans and other Bank Loans approved by Moody's;

  (vi) Corporate debt securities if (A) such securities are rated Caa or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch Ratings; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets;
       (E) such securities have been registered under the Securities Act of 1933 or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.


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       Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least Caa by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by none of Moody's, S&P or Fitch Ratings shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which
       (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations,
       (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

 (vii) Convertible securities (including convertible preferred stock), provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of B3 or better, or a rating of CCC or better by S&P or Fitch Ratings, (B) the common stocks must be traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month, and (F) synthetic convertibles are excluded from asset eligibility.

                  Convertible Bonds Diversification Guidelines

                      Maximum Single Maximum Single Maximum Single
              Type    Issuer (%)(1)   Industry (%)   State (%)(1)
              ----------------------------------------------------
              Utility       4              50            7(2)
              Other..       6              20             n/a

    (1) Percentage represent a portion of the aggregate market value and number of outstanding shares of the convertible stock portfolio.
    (2) Utility companies operating in more than one state should be diversified according to the state in which they generate the largest part of their revenues. Publicly available information on utility company revenues by state is available from the Uniform Statistical Report (USR) or the Federal Energy Regulation Commission (FERC).

(viii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange or the NASDAQ, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the


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       last three years, then a preferred stock without such a dividend history would also be eligible); provided, however, that convertible preferred stock shall be treated as convertible securities in accordance with paragraph (vii) above. In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

  (ix) Asset-backed and mortgage-backed securities:

      (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA by S&P or Fitch Ratings, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Fund and (3) the expected average life of the securities is not greater than 4 years;

      (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Fund (1) has been rated Aaa by Moody's or AAA by S&P or Fitch Ratings, (2) does not have a coupon which floats inversely,
          (3) is not portioned as an interest-only or principal-only strip and
          (4) is part of an issuance that had an original issue size of at least $100 million;

      (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

      (D) Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

      (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P or Fitch Ratings and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC--Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);


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      (F) Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

      (G) Whole loans (e.g., direct investments in mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) are whole loans and not participations;
          (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and that the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool;
          (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and
          (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; and (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

   (x) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;


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  (xi) (xi) Structured Notes, rated TRACERs and TRAINs;

 (xii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the APS; and

(xiii) Common stock, preferred stock or any debt security of REITs or real estate companies.

In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                      Maximum Single Maximum Single Minimum Issue Size
          Ratings(1)   Issuer(2)(3)  Industry(3)(4) ($ in million)(5)
          ------------------------------------------------------------
          Aaa........      100 %          100 %            $100
          Aa.........        20             60              100
          A..........        10             40              100
          Baa........         6             20              100
          Ba.........         4             12               50(6)
          B1-B2......         3              8               50(6)
          B3 or below         2              5               50(6)

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.
(2) Companies subject to common ownership of 25% or more are considered as one issuer.
(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.
(4) Industries are determined according to Moody's Industry Classifications, as defined herein.
(5) Except for preferred stock, which has a minimum issue size of $50 million.
(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of APS Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement, or
(ii) has been segregated against obligations of the Fund in connection with an outstanding derivative transaction.


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"Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

"Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the APS):

    1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

    2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

    3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

    4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

    5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

    6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

    7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
       Glass, Metal, Paper, Plastic, Wood or Fiberglass

    8. Personal and Non-Durable Consumer Products (manufacturing only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

    9. Diversified/Conglomerate Manufacturing

   10. Diversified/Conglomerate Service

   11. Diversified Natural Resources, Precious Metals and Minerals:
       Fabricating, Distribution

   12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

   13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

   14. Finance: Investment Brokerage, Leasing, Syndication, Securities

   15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers


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   16. Grocery: Grocery Stores, Convenience Food Stores

   17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

   18. Home and Office Furnishings, Housewares, and Durable Consumer Products:
       Carpets, Floor Coverings, Furniture, Cooking, Ranges

   19. Hotels, Motels, Inns and Gaming

   20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

   21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

   22. Machinery (non-agricultural, non-construction, non-electronic):
       Industrial, Machine Tools, Steam Generators

   23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

   24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

   25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, TV, Cable Broadcasting Equipment

   26. Cargo Transport: Rail, Shipping, Railroads, Railcar Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

   27. Retail Stores: Apparel, Toy, Variety, Drug, Department, Mail Order Catalog, Showroom

   28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

   29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

   30. Personal Transportation: Air, Bus, Rail, Car Rental

   31. Utilities: Electric, Water, Hydro Power, Gas

   32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Fund's independent accountant and Moody's, to the extent the Fund considers necessary.


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"Moody's Loan Category" means the following five categories (and, for purposes of this categorization, the Market Value of a Moody's Eligible Asset trading at par is equal to $1.00):

   (i) "Moody's Loan Category A" means Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

  (ii) "Moody's Loan Category B" means: (A) Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

 (iii) "Moody's Loan Category C" means: (A) Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85.

  (iv) "Moody's Loan Category D" means Senior Loans which have a Market Value or an Approved Price less than $0.75.

   (v) "Moody's Loan Category E" means non-Senior Loans which have a Market Value or an Approved Price.

Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

"NACM" means Nicholas-Applegate Capital Management LLC.

"NAV" has the meaning specified under "Net asset value" in this Prospectus.

"1940 Act" means the Investment Company Act of 1940, and the rules and regulations thereunder, each as amended from time to time.

"1940 Act APS Asset Coverage" has the meaning specified under "Rating agency guidelines" in this Prospectus.

"1940 Act Cure Date" has the meaning specified under "Description of APS--Asset Maintenance--1940 Act APS Asset Coverage" in this Prospectus.

"Non-Call Period" has the meaning set forth in the definition of "Specific Redemption Provisions" below.

"Non-Payment Period" has the meaning specified under "Description of APS--Dividends--Non-Payment Period; Late Charge" in this Prospectus.

"Non-Payment Period Rate" has the meaning specified under "Description of APS--Dividends--Non-Payment Period; Late Charge" in this Prospectus.



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"Normal Dividend Payment Date" has the meaning specified under "Description of APS--Dividends--General" in this Prospectus.

"Notice of Revocation" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"Notice of Special Dividend Period" has the meaning specified under "Description of APS Dividends--Notification of Dividend Period" in this Prospectus.

"NRSRO" means a nationally recognized statistical rating organization.

"NYSE Close" has the meaning set forth under "Net asset value" in this Prospectus.

"Optional Redemption Price" has the meaning specified under "Description of APS--Redemption--Optional Redemption" in this Prospectus.

"Order" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Performing" means with respect to the issuer of any asset that is a Bank Loan, Debt Security or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

"Preferred Shares" means preferred shares of beneficial interest of the Fund, and includes the APS.

"Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions" below.

"Pricing Service" means any pricing service designated by the Board of Trustees and approved by Moody's, Fitch Ratings or any Substitute Rating Agency, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount.

"Rating Agency" means Moody's or Fitch Ratings, as long as such rating agency is then rating the APS, and any Substitute Rating Agency.

"Reference Rate" means the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

"REITs" means real estate investment trusts.


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"Reorganization Bonds" has the meaning set forth in paragraph (vi) of the definition of "Fitch Eligible Assets."

"Representatives" has the meaning specified under "Underwriting" in this Prospectus.

"Request for Special Dividend Period" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"Response" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

"S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

"Securities Act" means the Securities Act of 1933, and the rules and regulations thereunder, each as amended from time to time.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

"Sell Order" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Senior Loans" has the meaning set forth in paragraph (vii) of the definition of "Moody's Discount Factor."

"7-Day Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Shareholder Servicing Agreement" has the meaning specified under "Shareholder servicing agent, custodian and transfer agents" in this Prospectus.

"Short Term Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

   (i) commercial paper rated either F-1 by Fitch Ratings or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F-1+ by Fitch Ratings or A-1+ by S&P if such commercial paper matures in over 30 days;


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  (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of, (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

 (iii) overnight funds;

  (iv) U.S. Government Securities; and

   (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F-1+ from Fitch Ratings or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA from Fitch Ratings or AA-from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch Ratings and S&P shall be at least A2, A-2 and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if
       (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F-1+ by Fitch Ratings or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

"Special Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or both, of (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Special Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000, plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption, plus a premium expressed as a percentage or percentages of $25,000, as determined by the Board of Trustees after consultation with the Auction Agent and the Broker-Dealers.


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"Structured Notes" for purposes of the definitions of Fitch Discount Factor, Fitch Eligible Assets, Moody's Discount Factor and Moody's Eligible Assets, means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

"Submission Deadline" has the meaning specified under "Description of APS--Auction Procedures --Submission of Orders by Broker-Dealers to Auction Agent" in this Prospectus.

"Submitted Bid" has the meaning specified under "Description of APS--Auction Procedures --Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Submitted Hold Order" has the meaning specified under "Description of APS--Auction Procedures --Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Submitted Order" has the meaning specified under "Description of APS--Auction Procedures --Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Submitted Sell Order" has the meaning specified under "Description of APS--Auction Procedures --Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Rating Agency" means an NRSRO selected by or its affiliates and successors, after consultation with the Fund, to act as the substitute rating agency to determine the credit ratings of the APS.

"Sufficient Clearing Bids" has the meaning set forth in Subsection 11.10(d)(i) of the Auction Procedures.

"TRACERs" means traded custody receipts representing direct ownership in a portfolio of underlying securities.

"TRAINs" means Targeted Return Index Securities, which are trust certificates comprised of bonds that are chosen to track a particular index.

"Treasury Bill" means a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

"Treasury Bonds" means United States Treasury Bonds or Notes.

"Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.


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"Underwriters" has the meaning specified under "Prospectus summary--The Offering" in this Prospectus.

"Underwriting Agreement" shall have the meaning specified under "Underwriting" in the Prospectus.

"U.S. Government Securities" for purposes of the definitions of Fitch Discount Factor, Fitch Eligible Assets, Moody's Discount Factor, Moody's Eligible Assets and Short Term Money Market Instruments, means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

"U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

"Valuation Date" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"Volatility Factor" means 1.89.

"Winning Bid Rate" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.


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Appendix A

DESCRIPTION OF SECURITIES RATINGS

The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by NACM to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by NACM.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by NACM.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, lower than BBB by S&P or Fitch Ratings and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

Following is a description of the rating categories of Moody's, S&P and Fitch Ratings applicable to debt securities.

Moody's Investors Service, Inc.

Corporate and Municipal Bond Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


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B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset


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protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Loans

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:           This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's

Issue Credit Rating Definitions
An S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P's from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


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Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


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CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


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Commercial Paper Rating Definitions
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch, Inc.

A brief description of the applicable Fitch, Inc. ("Fitch Ratings") ratings symbols and meanings (as published by Fitch Ratings) follows:

Long-Term Credit Ratings

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


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AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%--100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%--90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance


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securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.


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[LOGO] PIMCO
ADVISORS

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                      SUBJECT TO COMPLETION - DATED        , 2003

                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                      STATEMENT OF ADDITIONAL INFORMATION
                                           , 2003

     Nicholas-Applegate Convertible & Income Fund II (the "Fund") is a recently organized, diversified closed-end management investment company.

     This Statement of Additional Information relating to auction preferred shares of the Fund ("APS") is not a prospectus, and should be read in
conjunction with the Fund's prospectus relating to the APS dated     , 2003 (the
"Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing APS, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (877) 819-2224. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

USE OF PROCEEDS ..............................................................3
INVESTMENT OBJECTIVE AND POLICIES ............................................3
INVESTMENT RESTRICTIONS......................................................39
MANAGEMENT OF THE FUND.......................................................42
INVESTMENT MANAGER AND PORTFOLIO MANAGER ....................................52
PORTFOLIO TRANSACTIONS ......................................................57
DISTRIBUTIONS ...............................................................59
DESCRIPTION OF SHARES .......................................................59
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST ..............60
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND ....................63
TAX MATTERS .................................................................65
PERFORMANCE RELATED AND COMPARATIVE INFORMATION ............................ 73
CUSTODIAN, TRANSFER AGENTS AND DIVIDEND PAYING AGENT ........................74
INDEPENDENT AUDITORS ........................................................74
COUNSEL .....................................................................74
REGISTRATION STATEMENT ......................................................74
FINANCIAL STATEMENTS ........................................................76
APPENDIX A - AUCTION PROCEDURES ............................................A-1
APPENDIX B - SETTLEMENT PROCEDURES .........................................B-1
APPENDIX C - DESCRIPTION OF SECURITIES RATINGS .............................C-1
APPENDIX D - PROXY VOTING POLICIES .........................................D-1


           This Statement of Additional Information is dated______, 2003.

                                 USE OF PROCEEDS

     The net proceeds of the offering of APS of the Fund will be approximately $ after payment of offering costs and the sales load.

     Pending investment in convertible securities, non-convertible income-producing securities and other securities that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high grade, short-term securities, credit-linked trust certificates and other securities issued by special purpose trusts or other structured vehicles (e.g. TRACERs or TRAINs), and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund market exposure while specific securities are selected.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Convertible Securities

     The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet. See "--High Yield Securities" below.

     Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Synthetic Convertible Securities

     Nicholas-Applegate Capital Management LLC ("NACM"), the Fund's portfolio manager, may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

     More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when NACM believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

     The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

     The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible and non-convertible income-producing securities.

High Yield Securities

     As described under "The Fund's investment objective and strategies" in the Prospectus, the Fund may invest without limit in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"), or in securities that are unrated but judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. These securities are sometimes referred to as "high yield" securities or "junk bonds."

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. NACM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NACM's research and analysis when investing in high yield securities. NACM seeks to minimize the risks of investing through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by Moody's, S&P and Fitch, Inc. ("Fitch Ratings") is set forth in Appendix C to this Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NACM does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or NACM downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NACM may consider such factors as NACM's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Foreign (Non-U.S.) Securities

     The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national entities. For this purpose, foreign securities do not include American Depository Receipts ("ADRs") or securities guaranteed by a United States person, but may include foreign securities in the form of Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign issuers.

     ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     Other foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and, to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S.

Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (although the Fund may invest only in U.S. dollar-denominated securities) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

     Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Corporate Bonds

     The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries, including corporate debt securities of foreign issuers in accordance with the Fund's investment objective and policies as described in the Prospectus. See "--Foreign (Non-U.S.) Securities" above. The Fund may also invest without limit in corporate bonds that are below investment grade quality. See "--High Yield Securities" above.

     The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Commercial Paper

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objective and policies, including unrated commercial paper for which NACM has made a credit quality assessment. See Appendix C to this Statement of Additional Information for a description of the ratings assigned by Moody's, S&P and Fitch Ratings to securities, including commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Preferred Stock

     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. The Fund's investments in preferred stocks typically will be convertible securities, although the Fund may also invest in non-convertible preferred stocks.

     As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Investments in Equity Securities

     Consistent with its investment objective, the Fund may hold or have exposure to equity securities. The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investment in preferred stocks. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than debt securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund or to which the Fund is otherwise exposed.

Derivative Instruments

     In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate, securities and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and other economic factors, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of NACM to forecast interest rates and other economic factors correctly. If NACM incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If NACM incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     Warrants to Purchase Securities. The Fund may invest in warrants to purchase debt securities or equity securities. A warrant to purchase equity securities is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. Such a warrant may have a life ranging from less than a year to twenty years or longer, but the warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed an equity security warrant's exercise price during the life of the warrant, the warrant will expire worthless. Equity security warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

     Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

     Options on Securities and Indexes. The Fund may purchase and sell both put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer. The Fund may also use options on swap agreements (see "Swap Agreements" below).

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or
(ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees.

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on high yield and other securities (to the extent they are available) and U.S. Government and agency securities as well as on indexes of high yield and other securities, as well as purchase put and call options on such futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's debt obligations or the price of the debt obligations that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, in accordance with current CFTC rules, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option. The Fund notes that the CFTC has recently proposed rules that would eliminate certain aspects of the restrictions set forth in this paragraph. In the event that such rules are adopted, the Fund would reserve the flexibility to utilize future contracts and related options to the maximum extent permitted by any such rules.

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts and Options on Futures Contracts. Options on securities, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

     Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars in connection with its leveraging strategies. See "--Certain Interest Rate Transactions" below. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write
(sell) and purchase put and call swaptions.

     The Fund may have exposure to credit default swaps through investments in credit-linked trust certificates. In connection with such investments, the Fund would be in the position of a seller of a credit default swap contract because the trust that issues the certificates would be selling one or more credit default swap contracts. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the trust issuing the certificates receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. The trust in turn passes the stream of payments along to the holders of the certificates it has issued. If no default or other triggering event occurs, the trust, and thus the Fund, would keep the stream of payments and would have no payment obligations. In connection with its investments in credit-linked trust certificates, the Fund is therefore subject to credit risk relating to the counterparty to any credit default swap contract entered into by the trust and also the issuer and/or any guarantor of any referenced debt obligation.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

     Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on NACM's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

     Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on APS or any other preferred shares of beneficial interest that the Fund may issue or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the common shares of beneficial interest of the Fund ("Common Shares") as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging purposes.

Bank Obligations

     Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

     The Fund may invest up to 20% of its total assets in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "--Foreign (Non-U.S.) Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S.

banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations and Assignments

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.

However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations may require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what NACM believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on NACM's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Real Estate Investment Trusts ("REITs")

     REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified.

REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources and their securities may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P's 500 Stock Index.

Mortgage-Related and Other Asset-Backed Securities

     The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize successfully these instruments may depend in part upon the ability of NACM to forecast interest rates and other economic factors correctly. See "--Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "--Collateralized Mortgage Obligations ("CMOs")" below.

     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in NACM's opinion are illiquid if, as a result, more than 5% of the value of the Fund's total assets (taken at market value at the time of investment) will be invested in illiquid securities.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation (the "Issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the Issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of

FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the Issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "--Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities. As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, NACM expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates ("EETCs") and Certificates for Automobile Receivables/SM/ ("CARS/SM/").

     Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than corporate bonds.

     CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with the Fund's investment objective and policies, NACM also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Other Investment Companies

     The Fund may invest in securities of open-or closed-end investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, an investment company such as the Fund may not (i) invest more than 10% of its total assets in securities of other registered investment companies, (ii) own more than 3% of the outstanding voting securities of any one registered investment company, or (iii) invest more than 5% of its total assets in the securities of any single registered investment company. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or APS, during periods when there is a shortage of attractive convertible securities and non-convertible income-producing securities available in the market, or when NACM believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by NACM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees with respect to assets so invested. Holders of the Common Shares (the "Common Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NACM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available convertible securities and non-convertible income-producing securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the Prospectus in the section entitled "Risks--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Event-Linked Bonds

     The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the

Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

U.S. Government Securities

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "--Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities" above. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Borrowing and Related Strategies

     The Fund may borrow money or issue other senior securities representing indebtedness (hereinafter referred to collectively as borrowings) to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow for investment purposes or to add leverage to the portfolio. However, borrowing for leveraging purposes will generally be used as a substitute for, rather than in addition to, any leverage obtained through the issuance of APS. The Fund may also borrow in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

     Borrowings may include the issuance of notes, commercial paper or other evidences of indebtedness. The Fund may secure any borrowings by mortgaging, pledging or otherwise granting a security interest in the Fund's assets. The terms of any borrowings will be subject to the provisions of any credit agreements related to the borrowings and, to the extent that the Fund seeks a rating for the borrowings, any additional guidelines imposed by any rating agency that is rating the borrowings. Credit agreement provisions and rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Any credit agreement to which the Fund may become subject may include customary limits on the Fund's ability to (i) incur additional debt or issue preferred shares of beneficial interest (such as APS) without approval of the lenders, (ii) incur liens or pledge portfolio securities, (iii) incur obligations under derivative instruments, and (iv) change its investment objective or fundamental investment restrictions without the approval of lenders. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under any commercial paper program, liquidity facility, credit facility or other evidence of indebtedness will be senior to the rights of holders of preferred shares of beneficial interest (including APS) ("Preferred Shareholders") with respect to the payment of dividends or upon liquidation.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the Preferred Shareholders to elect a majority of the Trustees of the Fund.

     As described elsewhere in this section, the Fund also may enter into certain transactions involving derivative instruments, although the Fund's exposure to certain derivative instruments will be limited by the Fund's 5% limit on illiquid investments to the extent they are determined to be illiquid. The Fund may enter into these transactions, as well as utilize reverse repurchase agreements (see below), in order to add leverage to the portfolio. See "The Fund's investment objective and strategies," and "Risks -- Leverage Risk" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of assets determined to be liquid by NACM in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In that case, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of APS.

     Any borrowing in which the Fund engages will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements

     The Fund may utilize reverse repurchase agreements, generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of APS. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

     Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     The Fund may (but is not required to) segregate assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the

Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets.

Short Sales

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

     The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the SEC's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that NACM has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NACM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as "portfolio turnover." NACM manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Securities Loans

     Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by NACM to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Participation on Creditors Committees

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when NACM believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

     Upon NACM's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in investments (other than convertible securities and non-convertible income-producing securities in which the Fund ordinarily invests), such as high grade, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objective.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest of the Fund (including APS) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest of the Fund (including APS) voting as a separate class:

          (1) Concentrate its investments in a particular "industry," as that term is used in the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

          (3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

          (4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

          (5) Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (6) Make loans, except to the extent permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing

(i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

     Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors' and qualifying shares.

     For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

     Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by NACM to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until NACM determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, NACM will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

     The Fund may not change its policy to normally invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities unless it provides shareholders with notice of such change if and to the extent required by the 1940 Act and the rules thereunder.

     To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NACM to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of APS. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

     It is a condition of the issuance of APS that they be issued with a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch Ratings. To obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch Ratings. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objective. Moody's and Fitch Ratings receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Third Amended and Restated Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

     The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                                               Independent Trustees
                                               --------------------

                                                                                                             Number
                                                                                                            of Port-
                                                                                                           folios in       Other
                                                                                                              Fund       Director-
                                             Term of Office                                                 Complex        ships
    Name, Address            Position(s)     and Length of      Principal Occupation(s) During the Past     Overseen      Held by
       and Age             Held with Fund     Time Served                     5 Years                      by Trustee     Trustee
Robert E. Connor*          Trustee          Since July 2003.   Trustee, Fixed Income SHares, PIMCO             17       None.
Age 68                                                         Corporate Income Fund, PIMCO Corporate
                                                               Opportunity Fund, PIMCO Municipal Income
(Class I)                                                      Fund, PIMCO California Municipal Income
                                                               Fund, PIMCO New York Municipal Income
                                                               Fund, PIMCO Municipal Income Fund II,
                                                               PIMCO California Municipal Income Fund
                                                               II, PIMCO New York Municipal Income Fund
                                                               II, PIMCO Municipal Income Fund III,
                                                               PIMCO California Municipal Income Fund
                                                               III, PIMCO New York Municipal Income Fund
                                                               III, Nicholas-Applegate Convertible &
                                                               Income Fund, PIMCO High Income Fund and
                                                               PIMCO Floating Rate Income Fund;
                                                               Director, Municipal Advantage Fund, Inc.;
                                                               Corporate Affairs Consultant. Formerly,
                                                               Senior Vice President, Corporate Office,
                                                               Citigroup Global Markets Inc. (formerly
                                                               Salomon Smith Barney Inc.)

John J. Dalessandro II**   Trustee          Since July 2003.   President and Director, J.J. Dalessandro        15       None.
Age 66                                                         II Ltd., registered broker-dealer and
                                                               member of the New York Stock Exchange;
(Class II)                                                     Trustee, PIMCO Corporate Income Fund,
                                                               PIMCO Corporate Opportunity Fund, PIMCO
                                                               Municipal Income Fund, PIMCO California
                                                               Municipal Income Fund, PIMCO New York
                                                               Municipal Income Fund, PIMCO Municipal
                                                               Income Fund II, PIMCO California
                                                               Municipal Income Fund II, PIMCO New York
                                                               Municipal Income Fund II, PIMCO Municipal
                                                               Income Fund III, PIMCO California
                                                               Municipal Income Fund III, PIMCO New York
                                                               Municipal Income Fund III,
                                                               Nicholas-Applegate Convertible & Income
                                                               Fund, PIMCO High Income Fund and PIMCO
                                                               Floating Rate Income Fund.

Hans W. Kertess            Trustee          Since July 2003.   President, H. Kertess & Co.; Trustee,           10       None
                                                               PIMCO Corporate

                                                                                                             Number
                                                                                                            of Port-
                                                                                                           folios in       Other
                                                                                                              Fund       Director-
                                             Term of Office                                                 Complex        ships
    Name, Address            Position(s)     and Length of      Principal Occupation(s) During the Past     Overseen      Held by
       and Age             Held with Fund     Time Served                     5 Years                      by Trustee     Trustee
Age 64                                                         Income Fund, PIMCO Municipal Income Fund,
                                                               PIMCO Municipal Income Fund II, PIMCO
(Class III)                                                    California Municipal Income Fund, PIMCO
                                                               California Municipal Income Fund II,
                                                               PIMCO New York Municipal Income Fund,
                                                               PIMCO New York Municipal Income Fund II,
                                                               PIMCO High Income Fund and PIMCO Floating
                                                               Rate Income Fund. Formerly, Managing
                                                               Director, Royal Bank of Canada Capital
                                                               Markets.

----------

<F1>
*In addition to the positions noted, Mr. Connor previously provided occasional editorial consulting services as an independent contractor to an administrative unit of Smith Barney, an affiliate of Citigroup Inc., the parent company of Citigroup Global Markets Inc.

<F2>
** Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, PIMCO Advisors Fund Management LLC (the "Manager"), NACM or the Underwriters, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and effects portfolio transactions for other brokers, generally members of the Exchange, and one unrelated investment adviser.

                               Interested Trustees
                               -------------------

     Currently no Trustees are treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

     In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless APS or any other preferred shares of beneficial interest are outstanding, in which event Preferred Shareholders (including holders of APS), voting as a separate class, will elect two Trustees, and the remaining Trustee(s) shall be elected by Common Shareholders and Preferred Shareholders voting together as a single class. Any Preferred Shareholders (including holders of APS) will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

                                                             Officers
                                                             --------

                           Position(s)     Term of Office and
                            Held with        Length of Time
Name, Address and Age         Fund              Served                    Principal Occupation(s) During the Past 5 Years
Stephen J. Treadway        Chairman       Since inception        Managing Director, Allianz Dresdner Asset Management of America
2187 Atlantic Street                      (April 2003).          L.P. ("ADAM"); Managing Director and Chief None. Executive
Stamford, CT 06902                                               Officer, PIMCO Advisors Fund Management LLC, PIMCO Advisors
Age 55                                                           Distributors LLC ("PAD"); Member of the Board of Management of
                                                                 Allianz Dresdner Asset Management GmbH; Chairman, Fixed Income
                                                                 SHares, PIMCO Floating Rate Income Fund, PIMCO Corporate
                                                                 Opportunity Fund, PIMCO Municipal Income Fund III, PIMCO
                                                                 California Municipal Income Fund III and PIMCO New York Municipal
                                                                 Income Fund III, Nicholas-Applegate Convertible & Income Fund and
                                                                 PIMCO High Income Fund; Trustee, Chairman and President, PIMCO
                                                                 Advisors VIT; Trustee and Chairman, PIMCO Funds: Multi-Manager
                                                                 Series, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund,
                                                                 PIMCO California Municipal Income Fund, PIMCO New York Municipal
                                                                 Income Fund, PIMCO Municipal Income Fund II, PIMCO California
                                                                 Municipal Income Fund II, PIMCO New York Municipal Income Fund II
                                                                 and Municipal Advantage Fund, Inc.

Brian S. Shlissel          President      Since inception        Senior Vice President, PIMCO Advisors Fund Management LLC;
Age 38                     and Chief      (April 2003).          Executive Vice President and Treasurer, PIMCO Advisors VIT;
                           Executive                             President and Chief Executive Officer, Fixed Income SHares, PIMCO
                           Officer                               Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO
                                                                 Municipal Income Fund, PIMCO California Municipal Income Fund,
                                                                 PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund
                                                                 II, PIMCO California Municipal Income Fund II, PIMCO New York
                                                                 Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO
                                                                 California Municipal Income Fund III, PIMCO New York Municipal
                                                                 Income Fund III, Nicholas-Applegate Convertible & Income Fund,
                                                                 PIMCO High Income Fund, Municipal Advantage Fund, Inc. and PIMCO
                                                                 Floating Rate Income Fund; Formerly, Vice President, Mitchell
                                                                 Hutchins Asset Management Inc.

Lawrence G. Altadonna      Treasurer;     Since inception        Treasurer and Principal Financial and Accounting Officer, PIMCO
Age 37                     Principal      (April 2003).          Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO
                           Financial                             Municipal Income Fund, PIMCO California Municipal Income Fund,
                           and                                   PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund
                           Accounting                            II, PIMCO California Municipal Income Fund II, PIMCO New York
                           Officer                               Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO
                                                                 California Municipal Income Fund III, PIMCO New York Municipal
                                                                 Income Fund III, Nicholas-Applegate Convertible & Income Fund,
                                                                 PIMCO High Income Fund, Municipal Advantage Fund, Inc. and PIMCO
                                                                 Floating Rate Income Fund; Treasurer, Fixed Income SHares;
                                                                 Assistant Treasurer, PIMCO Advisors VIT; Vice President, PIMCO
                                                                 Advisors Fund Management LLC. Formerly, Director of Fund
                                                                 Administration, Prudential Investments.

Newton B. Schott, Jr.      Vice           Since inception        Managing Director, Chief Administrative Officer, General Counsel
2187 Atlantic Street       President,     (April 2003).          and Secretary, PAD; Managing Director, Chief Legal Officer and
Stamford, CT  06902        Secretary                             Secretary, PIMCO Advisors Fund Management LLC; President, Chief
Age 60                                                           Executive Officer and Secretary, PIMCO Funds: Multi-Manager
                                                                 Series; Vice President and Secretary, PIMCO Corporate Income
                                                                 Fund, PIMCO Corporate Opportunity Fund, PIMCO Municipal Income
                                                                 Fund, PIMCO California Municipal Income Fund, PIMCO New York
                                                                 Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO
                                                                 California Municipal Income Fund II, PIMCO New York Municipal
                                                                 Income Fund II, PIMCO Municipal Income Fund III, PIMCO California
                                                                 Municipal Income Fund III, PIMCO New York Municipal Income Fund
                                                                 III, Nicholas-Applegate Convertible & Income Fund, PIMCO High
                                                                 Income Fund, Municipal Advantage Fund, Inc. and PIMCO Floating
                                                                 Rate Income Fund; Secretary, Fixed Income SHares. Formerly, Vice
                                                                 President and Clerk, PIMCO Advisors Funds.

Douglas Forsyth            Vice           Since inception        Senior Portfolio Manager and Member of the Executive Committee of
600 West Broadway          President      (April 2003).          NACM; Vice-President, Nicholas-Applegate Convertible & Income
                                                                 Fund.

                           Position(s)     Term of Office and
                            Held with        Length of Time
Name, Address and Age         Fund              Served                    Principal Occupation(s) During the Past 5 Years

San Diego, CA 92101
Age 34

     For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

                              Positions Held with Affiliated Persons or
        Name                     Principal Underwriters of the Fund

Stephen J. Treadway                        See above.
Brian S. Shlissel                          See above.
Lawrence G. Altadonna                      See above.
Newton B. Schott, Jr.                      See above.
Douglas Forsyth                            See above.

Committees of the Board of Trustees

     Audit Oversight Committee
     -------------------------

     Provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public auditors for the Fund and the scope of the audit and approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund and certain affiliates, including the Manager and NACM and the possible effect of those services on the independence of those auditors. Messrs. Connor and Kertess, each of whom is an independent Trustee, serve on this committee.

     Nominating Committee
     --------------------

     Responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Newton B. Schott, Jr., Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Connor and Kertess, each of whom is an independent Trustee, serve on this committee.

     Valuation Committee
     -------------------

     Reviews procedures for the valuation of securities and periodically reviews information from the Manager and NACM regarding fair value and liquidity determination made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. Messrs. Connor and Kertess, each of whom is an independent Trustee, serve on this committee.

     Compensation Committee
     ----------------------

     The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, NACM or any entity controlling, controlled by or under common control with the Manager or NACM. Messrs. Connor and Kertess, each of whom is an independent Trustee, serve on this committee.

Securities Ownership

     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2002:

                                                      Aggregate Dollar Range of
                                                       Equity Securities in All
                                                         Registered Investment
                                                        Companies Overseen by
                           Dollar Range of Equity        Trustee in Family of
   Name of Trustee         Securities in the Fund        Investment Companies

Robert E. Connor                    None.                       None.
John J. Dalessandro II              None.                       None.
Hans W. Kertess                     None.                       None.

     For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2002:

                        Name of Owners and           Title               Percent
                         Relationships to             of    Value of       of
    Name of Trustee          Trustee        Company  Class  Securities    Class

Robert E. Connor              None.
John J. Dalessandro II        None.
Hans W. Kertess               None.

     As of      , 2003, the Fund's officers and Trustees as a group owned less than 1% of the Fund's outstanding Common Shares. Other than Common Shares, there were no other equity securities of the Fund outstanding on such date.

     As of      , 2003, the following persons owned of record the number of
Common Shares noted below, representing the indicated percentage of the Fund's outstanding equity securities as of such date. Many of these shares are believed to be held only as nominee. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund's outstanding equity securities on such date.

                                             Percentage of the Fund's
                      Number of Common       outstanding shares as of
Shareholder                Shares                    , 2003
--------------        ----------------       ------------------------

To be provided         To be provided.            To be provided.

Compensation

     Messrs. Connor and Dalessandro also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the "Municipal Funds"), PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund and PIMCO Floating Rate Income Fund, fourteen closed-end funds for which the Manager serves as investment manager and Pacific Investment Management Company LLC or NACM, each an affiliate of the Manager, serves as portfolio manager. Mr. Kertess serves as Trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Corporate Income Fund, PIMCO High Income Fund and PIMCO Floating Rate Income Fund. In addition to the Fund, the Municipal Funds, Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO High Income Fund and PIMCO Floating Rate Income Fund, Mr. Connor is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. As indicated above, certain of the officers and Trustees of the Fund are affiliated with the Manager and/or NACM.

     The Municipal Funds, Nicholas Applegate Convertible & Income Fund, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Floating Rate Income Fund and the Fund (together, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, NACM, PIMCO or any entity controlling, controlled by or under common control with the Manager, NACM or PIMCO, receives compensation for their attendance at joint meetings and their service on Board committees. For their service as Trustees of the PIMCO Closed-End Funds, Messrs. Connor and Dalessandro each receive $25,000 for each joint meeting for the first four joint meetings in each year and $5,000 for each additional joint meeting in such year if the meetings are attended in person. Messrs. Connor and Dalessandro receive $1,000 per joint meeting if the meetings are attended telephonically. For his service as a Trustee of the PIMCO Closed-End Funds (other than Nicholas-Applegate Convertible & Income Fund, PIMCO Municipal Income

Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III and PIMCO Corporate Opportunity Fund, for which he does not serve as Trustee), Mr. Kertess is expected to receive approximately $11,600 for each joint meeting for the first four joint meetings in each year and approximately $2,300 for each additional joint meeting in such year if the meetings are attended in person. Mr. Kertess is expected to receive approximately $465 per joint meeting if the meetings are attended telephonically. Messrs. Connor and Kertess as Members of the Audit Oversight Committee will receive $1,000 per joint meeting of the Audit Oversight Committees for each of those PIMCO Closed-End Funds for which they serve as Trustee and Audit Oversight Committee Member if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.

     Each Trustee's compensation and other costs of joint meetings will be allocated pro rata among the PIMCO Closed-End Funds for which such Trustee serves as Trustee based on each such Fund's relative net assets, including assets attributable to any outstanding preferred shares of beneficial interest of the Fund (including APS).

     It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending June 30, 2004. For the calendar year ended December 31, 2002, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner or employee of the Manager, NACM or any entity controlling, controlled by or under common control with the Manager or NACM serves without any compensation from the Fund.

                                                      Total Compensation
                            Estimated Compensa-      from the Fund Complex
                             tion from the Fund      Paid to the Trustees
                            for the Fiscal Year      for the Calendar Year
                               Ending June 30,        Ending December 31,
    Name of Trustee                2004*                     2002**
    ---------------         --------------------     ---------------------

Robert E. Connor            $              1,700     $              87,170
John J. Dalessandro II      $              1,700     $              76,400
Hans W. Kertess             $              1,700     $              62,000

----------

     * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of those PIMCO Closed-End Funds for which the particular Trustee serves.

     ** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2002, Mr. Connor served as a director or trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund, and the amounts listed in this column include compensation received by Mr. Connor from these investment companies and the PIMCO Closed-End Funds for services provided as trustee or director as the case may be.

     The Fund has no employees. Its officers are compensated by the Manager and/or NACM.

Codes of Ethics

     The Fund, the Manager and NACM have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and NACM, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or NACM, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and NACM have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                    INVESTMENT MANAGER AND PORTFOLIO MANAGER

Investment Manager

     The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager, a Delaware limited liability company organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, is wholly-owned by PIMCO Advisors Retail Holdings LLC, a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company ("Pacific Life"), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life also owns an indirect minority equity interest in ADAM of America. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. ("Allianz of America"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft ("Allianz AG"). Allianz

Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of ADAM GmbH, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in ADAM of America. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG's address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, California 92660. ADAM of America's address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

     The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of William S. Thompson, Jr. and David C. Flattum.

     The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of June 30, 2003, the Manager had approximately $23.7 billion in assets under management. As of June 30, 2003, ADAM of America and its subsidiary partnerships, including NACM, had approximately $404 billion in assets under management.

     In connection with the acquisition of ADAM of America by Allianz of America in May of 2000, the Pacific Life interest in ADAM of America was converted into an interest in 3,722 Class E Units in ADAM of America. The Class E Units are entitled to distributions based largely on the performance of Pacific Investment Management Company, a subsidiary of ADAM of America, and for periods after January 31, 2003, the distributions are capped at a maximum of $98 million (annualized) for 2003, $96 million for 2004, $94 million for 2005, $92 million for 2006 and $90 million in 2007 and thereafter. Pursuant to a Continuing Investment Agreement dated May 5, 2000, as amended and restated March 10, 2003, Allianz of America, Pacific Asset Management LLC and Pacific Life are party to a call and put arrangement regarding the Class E Units. Under the restated agreement, the quarterly put and/or call options are limited in amount to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, Pacific Life and Allianz of America can put or call, respectively, all Allianz of America's units owned directly or indirectly by Pacific Life. The repurchase price for the Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the Continuing Investment Agreement, calculated as of December 31 of the preceding calendar year. The initial per unit amount as of December 31, 2002 was approximately $551,900 per unit ($2.054 billion in aggregate). The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively.

     As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG. Certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, including Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager and NACM. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. NACM does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

     The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained NACM to serve as the Fund's portfolio manager.

     Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions; provided that, so long as NACM serves as the portfolio manager for the Fund, the Manager's obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with NACM the investment policies of the Fund.

     Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager and NACM, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

     Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 0.70% of the Fund's average daily total managed assets for the services and facilities it provides. "Total managed assets" means the total assets of the Fund (including any assets attributable to APS or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Portfolio Manager

     NACM serves as portfolio manager for the Fund pursuant to a portfolio management agreement (the "Portfolio Management Agreement") between NACM and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, NACM's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

     Under the Portfolio Management Agreement, the Manager (and not the Fund) has agreed to pay NACM a monthly fee at the annual rate of 0.42% of the Fund's average daily total managed assets, provided, however, that the amount payable shall be reduced to reflect that NACM will bear 60% of any Service or Incentive Fees payable by the Manager for such month with respect to the specified total managed assets. For these purposes, "Service or Incentive Fees" for any period equals the sum of any Shareholder Servicing Fees payable by the Manager to
               (as described under "Shareholder servicing agent, custodian and transfer agent" in the Prospectus) for such period and any incentive fees payable by the Manager to other underwriters (as described under "Underwriting" in the Prospectus) for such period.

     NACM is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership). NACM is wholly owned by Nicholas-Applegate Holdings LLC, a Delaware limited liability company, which is a wholly owned subsidiary of Allianz Dresdner Asset Management U.S. Equities LLC ("ADAM Equities"), a Delaware limited liability company. ADAM Equities is a wholly owned subsidiary of ADAM of America.

     NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. As of June 30, 2003, NACM had approximately $16.9 billion in assets under management. NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101.

Certain Terms of the Investment Management and Portfolio Management Agreements

     The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or NACM). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, NACM or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days' notice by the Manager to NACM or by NACM to the Manager, or by the Fund at any time by notice to the Manager and NACM.

     The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or NACM, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Basis for Approval of the Investment Management and Portfolio Management Agreements

     In determining to approve the Investment Management Agreement and the Portfolio Management Agreement, the Trustees met with the relevant investment advisory personnel from the Manager and NACM and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and NACM were appropriate to fulfill effectively the duties of the Manager and NACM on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and NACM, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

     The Trustees received information concerning the investment philosophy and investment process to be applied by NACM in managing the Fund. In this connection, the Trustees considered NACM's in-house research capabilities as well as other resources available to NACM's personnel, including research services available to NACM as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that NACM's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

     The Trustees considered the scope of the services provided by the Manager and NACM to the Fund under the Investment Management Agreement and Portfolio Management Agreement, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's and NACM's standard of care was comparable to that found in most investment company advisory agreements. See "--Certain Terms of the Investment Management and Portfolio Management Agreements" above. The Trustees concluded that the scope of the Manager's and NACM's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services to be provided by the Manager and NACM to the Fund. The Trustees also evaluated the procedures of the Manager and NACM designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see "Management of the Fund--Codes of Ethics" above), the procedures by which NACM allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of NACM in these matters. The Trustees also received information concerning standards of the Manager and NACM with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

     In approving the agreements, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Manager. The Trustees evaluated the Manager's anticipated profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds.

Proxy Voting Policies

     The Fund and its Board of Trustees have delegated to the Manager, and the Manager has in turn delegated to NACM, responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with NACM's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by NACM on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix D ("Description of Proxy Voting Policies"). Under these Proxy Voting Policies, NACM observes the policies applicable to an "ADAM Advisor" as defined therein, except for the specific voting guidelines applicable to "NACM" at the end of Appendix 3 thereto.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

     Investment decisions for the Fund and for the other investment advisory clients of the Manager and NACM are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and NACM. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or NACM is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or NACM, as applicable. The Manager or NACM may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or NACM believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Subject to the supervision of the Manager, NACM places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, NACM uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, NACM, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     Subject to the supervision of the Manager, NACM places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, NACM will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when NACM believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, NACM may receive research services from many broker-dealers with which NACM places the Fund's portfolio transactions. NACM may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to NACM in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to NACM is reduced because NACM and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, NACM may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to NACM an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or NACM, subject to certain restrictions discussed above under "Investment Manager and Portfolio Manager--Investment Manager."

     References to NACM in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund's portfolio investments.

                                 DISTRIBUTIONS

     See "Description of APS - Dividends" and "Description of capital structure" in the Prospectus for information relating to distributions made to Fund shareholders.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among Common Shares and any preferred shares of beneficial interest (including APS) in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized.

     While any APS are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on APS have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding APS. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

     The Board of Trustees has declared a dividend of $ per Common Share payable
on      , 2003.

                             DESCRIPTION OF SHARES

Common Shares

     The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares currently outstanding have been issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust--Shareholder Liability" below, are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's APS or any other preferred shares of beneficial interest are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on APS and any other preferred shares of beneficial interest have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to APS and any other preferred shares of beneficial interest would be at least 200% after giving effect to such distributions. See "--Auction Preferred Shares" below and "Description of APS - Dividends - Restrictions on Dividends and Other Payments" and "Description of capital structure" in the Prospectus.

     The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following any offering of APS by the costs of that offering paid by the Fund. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund."

Auction Preferred Shares

     See "Description of APS" and "Description of capital structure" in the Prospectus for information relating to the APS.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material

Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when the Fund's APS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on APS have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding APS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on APS issued by the Fund and general market and economic conditions.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, APS voting together as a single class, and the holders of a "majority of the outstanding" APS voting as a separate class, in order to authorize a conversion.

     If the Fund converted to an open-end company, it would be required to redeem all APS then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when APS are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

     Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, generally would be taxable to shareholders as ordinary income. Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

     Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid).

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     Dividends of net investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

     The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and any series of outstanding preferred shares of beneficial interest (including APS) in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among any such classes.

     Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings (including earnings and profits arising from tax-exempt income) and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any outstanding preferred shares of beneficial interest of the Fund (including APS), and only thereafter to distributions made to holders of Common Shares. As a result, the holders of any outstanding preferred shares of beneficial interest of the Fund (including APS) will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all APS held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all APS held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its APS, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the APS held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

     Original Issue Discount and Payment-in-Kind Securities. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be treated as OID. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Higher-Risk Securities. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

     Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

     Certain Investments in REITs. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

     Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described under "--Return of Capital Distributions." If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

     Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     Non-U.S. Shareholders. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a U.S. person within the meaning of the Code (i.e., a "foreign person"), are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

     If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

     Recent Tax Shelter Reporting Regulations. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper Inc. ("Lipper"), Morningstar, Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Past performance is not indicative of future results. At the time holders of APS sell their shares, they may be worth more or less than their original investment.

     For the period from __, 2003 (the commencement of the Fund's operations) through __, 2003, the Fund's net increase in net assets resulting from investment operations was $ .

              CUSTODIAN, TRANSFER AGENTS AND DIVIDEND PAYING AGENT

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

     PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

     Deutsche Bank Trust Company Americas, 280 Park Avenue, 9/th/ Floor,
New York, New York 10017, serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the APS.

                              INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent auditors for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

                                     COUNSEL

     Ropes & Gray LLP, One International Place, Boston, MA 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                              FINANCIAL STATEMENTS

                                To be provided.

                                   APPENDIX A

                               AUCTION PROCEDURES

     The following procedures will be set forth in provisions of the Third Amended and Restated Bylaws relating to the APS, and will be incorporated by reference into the Auction Agency Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the Prospectus or the Third Amended and Restated Bylaws. Nothing contained in this Appendix A constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by each party.

                                   ARTICLE 11

                                      * * *

11.10  Auction Procedures.
       ------------------

          (a) Certain Definitions. As used in this Section 11.10, the following terms shall have the following meanings, unless the context otherwise requires:

               (i)    "APS" means the APS being auctioned pursuant to this
          Section 11.10.

               (ii) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.

               (iii) "Available APS" has the meaning specified in Section 11.10(d)(i)(A) below.

               (iv) "Bid" has the meaning specified in Section 11.10(b)(i)(B) below.

               (v) "Bidder" has the meaning specified in Section 11.10(b)(i)(B) below.

               (vi) "Hold Order" has the meaning specified in Section 11.10(b)(i)(B) below.

               (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate. The "Applicable Percentage" shall be the percentage determined based on the credit ratings assigned on such date by Moody's as follows:

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                                 Fitch Ratings
 Moody's Credit Rating           Credit Rating           Applicable Percentage
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        Aa3 or above              AA- or higher                 150%
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          A3 to A1                  A- to A+                    200%
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        Baa3 to Baa1              BBB- to BBB+                  225%
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         Below Baa3                Below BBB-                   275%
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               The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that the Board of Trustees has received assurance from Moody's and Fitch Ratings and from any other Rating Agency then rating the APS that such increase will not impair such Rating Agency's ratings thereof, and further provided that immediately following any such increase the Trust would be in compliance with the APS Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's or Fitch Ratings to provide a rating for each series of APS. If Moody's or Fitch Ratings shall not
          make such a rating available,                   or its affiliates and
          successors, after consultation with the Trust, shall select another Rating Agency to act as a Substitute Rating Agency.

               (viii) "Order" has the meaning specified in Section 11.10(b)(i)(B) below.

               (ix) "Sell Order" has the meaning specified in Section 11.10(b)(i)(B) below.

               (x) "Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

               (xi) "Submitted Bid" has the meaning specified in Section 11.10(d)(i) below.

               (xii)  "Submitted Hold Order" has the meaning specified in
          Section 11.10(d)(i) below.

               (xiii) "Submitted Order" has the meaning specified in Section 11.10(d)(i) below.

               (xiv)  "Submitted Sell Order" has the meaning specified in
          Section 11.10(d)(i) below.

               (xv)   "Sufficient Clearing Bids" has the meaning specified in
          Section 11.10(d)(i) below.

               (xvi) "Winning Bid Rate" has the meaning specified in Section 11.10(d)(i)(C) below.

          (b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

               (i) Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

                      (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

                           (1) the number of Outstanding APS, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period for such shares;

                           (2) the number of Outstanding APS, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period for such shares shall not be less than the rate per annum specified by such Beneficial Owner; and/or

                           (3) the number of Outstanding APS, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                      (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding APS, if any, which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

                    For the purposes hereof, the communication by a Beneficial
               Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or
               (B) of this Section 11.10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Section 11.10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Section 11.10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Section 11.10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

               (ii) (A) A Bid by a Beneficial Owner or an Existing Holder shall constitute an irrevocable offer to sell:

                           (1) the number of Outstanding APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

                           (2) such number or a lesser number of Outstanding APS to be determined as set forth in Section 11.10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

                           (3) a lesser number of Outstanding APS to be determined as set forth in Section 11.10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

                      (B) A Sell Order by Beneficial Owner or an Existing Holder shall constitute an irrevocable offer to sell:

                           (1) the number of Outstanding APS specified in such Sell Order; or

                           (2) such number or a lesser number of Outstanding APS to be determined as set forth in Section 11.10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

                      (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                           (1) the number of Outstanding APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

                           (2) such number or a lesser number of Outstanding APS to be determined as set forth in Section 11.10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

          (c)  Submission of Orders by Broker-Dealers to Auction Agent.

               (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's auction processing system to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each
          Order:

                      (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

                      (B) the aggregate number of Outstanding APS that are the subject of such Order;

                      (C) to the extent that such Bidder is Beneficial Owner or an Existing Holder:

                           (1) the number of Outstanding APS, if any, subject to any Hold Order placed by such Beneficial Owner or Existing Holder;

                           (2) the number of Outstanding APS, if any, subject to any Bid placed by such Beneficial Owner or Existing Holder and the rate per annum specified in such Bid; and

                           (3) the number of Outstanding APS, if any, subject to any Sell Order placed by such Beneficial Owner or Existing Holder; and

                      (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

               (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

               (iii) If an Order or Orders covering all of the Outstanding APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of any Auction other than an Auction relating to a Special Dividend Period of longer than 91 days) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Existing Holder covering the number of Outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

               (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding APS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

                      (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of Outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding APS held by such Existing Holder;

                      (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding APS held by such Existing Holder over the number of APS subject to any Hold Order referred to in
               Section 11.10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of
               Section 11.10(c)(iv)(A) above and of the foregoing portion of this Section 11.10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Section 11.10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

                      (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding APS held by such Existing

               Holder over the number of APS subject to Hold Orders referred to in Section 11.10(c)(iv)(A) and Bids referred to in Section 11.10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of APS equal to such excess.

               (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of APS therein specified.

               (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

               (vii) The Trust shall not be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the provisions of this Section 11.10.

          (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

               (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or, more generally, as a "Submitted Order") and shall determine:

                      (A) the excess of the total number of Outstanding APS over the number of Outstanding APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

                      (B) from the Submitted Orders whether the number of Outstanding APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                           (1) the number of Outstanding APS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

                           (2) the number of Outstanding APS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding APS in clause (1) above and this clause (2) are each zero because all of the Outstanding APS are the subject of Submitted Hold Orders), such Submitted

                      Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                      (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

                           (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the APS that are the subject of such Submitted Bids, and

                           (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the APS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.

               (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 11.10(d)(i), the Auction Agent shall advise the Trust of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

                      (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

                      (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

                      (C) if all of the Outstanding APS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 80% of the Reference Rate on the date of the Auction.

          (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to Section 11.10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

               (i) If Sufficient Clearing Bids have been made, subject to the provisions of Section 11.10(e)(iii) and Section 11.10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

                      (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding APS that are the subject of such Submitted Sell Order or Submitted Bid;

                      (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding APS that are the subject of such Submitted Bid;

                      (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

                      (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding APS that are the subject of such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of Outstanding APS ("Remaining Shares") equal to the excess of the Available APS over the number of Outstanding APS subject to Submitted Bids described in Section 11.10(e)(i)(B) and Section 11.10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding APS, but only in an amount equal to the difference between (1) the number of Outstanding APS then held by such Existing Holder subject to such Submitted Bid and (2) the number of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

                      (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding APS obtained by multiplying (x) the difference between the Available APS and the number of Outstanding APS subject to Submitted Bids described in Section 11.10(e)(i)(B),
               Section 11.10(e)(i)(C) and Section 11.10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of

               Outstanding APS subject to such Submitted Bid and the denominator of which shall be the number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

               (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding APS are subject to Submitted Hold Orders), subject to the provisions of Section 11.10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                      (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding APS that are the subject of such Submitted Bid;

                      (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding APS that are the subject of such Submitted Bid; and

                      (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of APS obtained by multiplying (x) the difference between the Available APS and the aggregate number of Outstanding APS subject to Submitted Bids described in Section 11.10(e)(ii)(A) and Section 11.10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding APS subject to all such Submitted Bids and Submitted Sell Orders. If all of the Outstanding shares of a series of APS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

               (iii) If, as a result of the procedures described in Section 11.10(e), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of an Auction Preferred Share on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding Auction Preferred Share purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole Auction Preferred Share.

s
               (iv) If, as a result of the procedures described in Section 11.10(e), any Potential Holder would be entitled or required to purchase less than a whole Auction Preferred Share on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate APS for purchase among Potential Holders so that only whole APS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any APS on such Auction Date.

               (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding APS to be purchased and the aggregate number of the Outstanding APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding APS.

          (f)  Miscellaneous.

               (i) To the extent permitted by applicable law, the Trust may in its sole discretion interpret the provisions of this Section
          11.10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS.

               (ii) Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Section 11.10 or to or through a Broker-Dealer or to such other persons as may be permitted by the Trust, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the APS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. The Trust may not submit an Order in any Auction.

               (iii) All of the Outstanding APS of a series shall be registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Trust's option and upon its receipt of such documents as it deems appropriate, any APS may be registered in the Share Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

                                   APPENDIX B

                              SETTLEMENT PROCEDURES

     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the Third Amended and Restated Bylaws.

     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i)   the Applicable Rate fixed for the next succeeding Dividend
     Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of Preferred Shares, if any, to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of Preferred Shares, if any, to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of Preferred Shares and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of Preferred Shares and the number of such shares to be sold to one or more Potential Beneficial

     Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the Preferred Shares.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold Preferred Shares of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any Preferred Shares received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d)  On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e)  On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
     (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

     (f) If a Beneficial Owner selling Preferred Shares in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of Preferred Shares to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                                   APPENDIX C

                        DESCRIPTION OF SECURITIES RATINGS

     The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's or S&P, if unrated, determined by NACM to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

     High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by NACM.

     Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by NACM.

     Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P and BBB by Fitch Ratings and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

     Following is a description of the rating categories of Moody's, S&P and Fitch Ratings applicable to debt securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Loans

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's

     Issue Credit Rating Definitions

     An S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P's from other sources it considers reliable. S&P's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: An obligation rated AAA has the highest rating assigned by S&P's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Speculative Grade

     Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

     An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated A-1 is rated in the highest category by S&P's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P's by the issuer or obtained from other sources it considers reliable. S&P's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

     Fitch, Inc.

     A brief description of the applicable ratings symbols of Fitch Ratings and their meanings (as published by Fitch Ratings) follows:

Long-Term Credit Ratings

     Investment Grade

     AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

     'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     'Rating Watch': Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX D

                      DESCRIPTION OF PROXY VOTING POLICIES


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Allianz Dresdner Asset Management of America

Proxy Voting Policy and Procedures

Version 1.1 - Effective July 1, 2003

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Allianz Dresdner Asset Management of America

ADAM Proxy Voting Policy and Procedures

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, "ADAM Advisers") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers' primary objective is to make voting decisions solely in the best interests of its clients. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards that must be established by each ADAM Adviser:

    .  Exercising responsibility for voting decisions

    . Obligation to vote must be clearly established based on written guidelines

    .  Resolving conflicts of interest

    .  Making appropriate disclosures to clients

    .  Creating and maintaining appropriate records

    .  Providing clients access to voting records

    .  Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

1.  Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

    . Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

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    . Document, in the form of a report, the resolution of any conflicts of interest between the OE and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

    . Approve and monitor the outsourcing of voting obligations to third-parties; and

    . Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals ("Voting Guidelines"). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients' accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers' ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

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Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients' proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the ADAM Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, ADAM Advisers shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers' maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law/1/, ADAM Advisers' recordkeeping requirements are as follows:

    .  Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

    . Copies or records of each proxy statement received with respect to clients' securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

    . Records of each vote cast as well as certain records pertaining to the ADAM Adviser's decision on the vote;

    .  Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

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Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.



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Endnotes

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/1/ SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR
275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] ("Advisers Act" or "Act")

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                                 Appendix No. 1

                           Part II Form ADV Disclosure

General Proxy Voting Policy

_______________________(the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

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Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

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                                 Appendix No. 2

            Sample letter to accompany Proxy Voting Policy Statement


Insert: Date


Insert: Client name and address


Reference: Proxy Voting Policy and Procedure


Dear Client:


On January 31, 2003 the SEC adopted a new rule 206(4)-6, "Proxy Voting" under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients' proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients' proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company's most recent Form ADV Part II, which includes a description of the Company's Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.


Sincerely,

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                                                      Asset Management

                                  Appendix No.3
                             Proxy Voting Guidelines

The following are ADAM's general Proxy Voting Guidelines. Each ADAM Adviser has developed and adopted the guidelines to help ensure a consistent approach to voting Proposals. Each ADAM Adviser will address the specific requirements of their client base and investment philosophy and therefore not all ADAM Advisers will vote all Proposals in same manner.

Table of Contents

Proposal
No.   Description                                                       Pg. No.
-------------------------------------------------------------------------------
 Management Proposals

Auditor Related .......................................................... 5
101.  Ratification of Auditors
102.  Auditor Indemnification

Board of Directors ....................................................... 5
201.  Election of Board of Directors
202.  Board Independence
203.  Changes in Board Size
204.  Cumulative Voting
205.  Director Duties and Stakeholder Laws
206.  Director Indemnification and Liability Protection
207.  Key Committee Composition

Compensation Related ..................................................... 6
301.  Employee Stock Ownership Plans (ESOP)
302.  Executive/Director/Outside Director Stock Option Plans
303.  401k Employee Benefit Plans
304.  Golden Parachutes
305.  Director Fees
306.  Pension Fund Credits

Capital Structure ........................................................ 7
401.  Authorization of Additional Common Stock
402.  Authorization of Additional Preferred Stock
403.  Issuance of Additional Debt
404.  Reduction of Shares
405.  Share Repurchase Programs
406.  Preemptive Rights
407.  Adjustments to Par Value of Common Stock
408.  Debt Restructurings

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Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.   Description                                                       Pg. No.
-------------------------------------------------------------------------------
 Management Proposals

Corporate Transactions ..................................................  8
501.  Mergers and Acquisitions
502.  Asset Sales
503.  Changing Corporate Name
504.  Corporate Restructurings
505.  Liquidations
506.  Spin-Offs

Anti-Takeover Defenses and Related Proposals ............................  9
601.  Greenmail
602.  Poison Pills
603.  Supermajority Shareholder Vote Requirements
604.  Classified Boards
605.  Fair Price Provisions
606.  Unequal Voting Rights
607.  Reincorporation/Exemption from Takeover Laws

Other ................................................................... 10
901.  Annual Meetings
902.  Confidential Voting, Independent Tabulations and Inspections
903.  Disgorgement Provisions
904.  Mutual Fund Issues
905.  Share-Blocking
906.  Shares Out on Loan

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Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.   Description                                                       Pg. No.
-------------------------------------------------------------------------------
 Shareholder Proposals

Auditor Related ......................................................... 12
SP-101.  Ratification of Auditors
SP-102.  Independence of Auditors
SP-103.  Audit Firm Rotation

Board of Directors ...................................................... 12
SP-201.  Minimum Director Stock Ownership
SP-202.  Board Independence
SP-203.  Age Limits
SP-204.  Cumulative Voting
SP-205.  Director Duties and Stakeholder Laws
SP-206.  Director Attendance at Annual Meetings
SP-207.  Key Committee Composition
SP-208.  Limit Director Tenure

Compensation Related .................................................... 13
SP-301.  Holding Periods
SP-302.  Future Stock Option Awards
SP-303.  Accounting Treatment of Stock Option Awards
SP-304.  Golden Parachutes
SP-305.  Limits on Executive and Director Compensation
SP-306.  Requests for Additional Disclosure of Executive Compensation
SP-307.  Reports on Executive Retirement Benefits

Capital Structure ....................................................... 13
SP-401.  Preemptive Rights
SP-402.  Authorization of Blank Check Preferred Stock

Corporate Transactions .................................................. 14
SP-501.  Rights of Appraisal

Anti-Takeover Defenses and Related Proposals ............................ 14
SP-601.  Greenmail
SP-602.  Poison Pills
SP-603.  Supermajority Shareholder Vote Requirements
SP-604.  Classified Boards
SP-605.  Fair Price Provisions
SP-606.  Equal Access
SP-607.  Reincorporation/Exemption from Takeover Laws

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Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.   Description                                                       Pg. No.
-------------------------------------------------------------------------------
 Shareholder Proposals

Proxy Contest Defenses .................................................. 14
SP-701.  Shareholders' Right to Call Special Meetings
SP-702.  Shareholder Action by Written Consent
SP-703.  Shareholders' Ability to Remove or Elect Directors

Social and Environmental Issues ......................................... 15
SP-801.  Environmental Issues / CERES Principles
SP-802.  Northern Ireland (MacBride Principles)
SP-803.  South Africa (Statement of Principles)
SP-804.  Other Political/Social/Special Interest Issues

Other ................................................................... 15
SP-901.  Annual Meetings
SP-902.  Confidential Voting, Independent Tabulations and Inspections
SP-903.  Abstention Votes
SP-904.  Existing Dual Class Companies
SP-905.  Special Reports/Additional Disclosure
SP-906.  Lack of Information
SP-907.  Shareholder Advisory Committee

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GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

ADAM Advisers will generally vote on management proposals as follows:

AUDITOR RELATED

101. Ratification of Auditors: ADAM Advisers will generally vote for management proposals to ratify the selection of auditors unless:

     .  The audit firm is not independent in fact or appearance;
     . The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or
     . There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

102. Auditor Indemnification: ADAM Advisers will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS

201. Election of Board of Directors: ADAM Advisers will generally vote with management for the routine election of directors unless:

     a. There are clear concerns due to the company having displayed a record of poor performance;
     b. The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or
     c. Criminal activity by the board or a particular board nominee.

202. Board Independence: ADAM Advisers will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203. Changes in Board Size: ADAM Advisers will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

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BOARD OF DIRECTORS (CONTINUED)

204. Cumulative Voting: ADAM Advisers will generally vote for management proposals to eliminate cumulative voting and will generally vote against management proposals to introduce cumulative voting.

205. Director Duties and Stakeholder Laws: ADAM Advisers will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

206. Director Indemnification and Liability Protection: ADAM Advisers will generally vote in favor of management proposals to limit Directors' liability and to broaden their indemnification.

     ADAM Advisers will generally vote against management proposals that would broaden the Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the standard-duty of care.

207. Key Committee Composition: ADAM Advisers will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED

301. Employee Stock Ownership Plans (ESOP): ADAM Advisers will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

     a. The grants are part of a broad-based employee plan, including all non-executive employees;
     b. The plan does not permit a discount greater than 15%.

302. Executive/Director/Outside Director Stock Option Plans: ADAM Advisers will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, ADAM Advisers will generally consider the following criteria:

     a. That the dilution of existing shares is no more than 5%;
     b. That the stock option plan is incentive-based;
     c. That the stock option plan does not allow for discounted stock options;
     d. For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;
     e. For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

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303. 401k Employee Benefit Plans: ADAM Advisers will generally vote for management proposals to implement a 401(k) savings plan for its employees.

COMPENSATION RELATED (CONTINUED)

304. Golden Parachutes: ADAM Advisers will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305. Director Fees: ADAM Advisers will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306. Pension Fund Credits: ADAM Advisers will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE

401. Authorization of Additional Common Stock: ADAM Advisers will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. ADAM Advisers will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

     ADAM Advisers will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100 percent of existing authorized shares.

402. Authorization of Additional Preferred Stock: ADAM Advisers will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

     a. The proposal is for the issuance of blank check preferred stock;
     b. The issuance of preferred stock is greater than 50% of current issued capital;
     c. The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;
     d. The additional preferred shares will be used as part of a takeover defense.

403. Issuance of Additional Debt: ADAM Advisers will generally vote for management proposals to issue additional debt provided that the company's debt-to-equity ratio is between zero and one hundred percent.

     ADAM Advisers will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

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CAPITAL STRUCTURE (CONTINUED)

404. Reduction of Shares: ADAM Advisers will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

     ADAM Advisers will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405. Share Repurchase Programs: ADAM Advisers will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406. Preemptive Rights: ADAM Advisers will generally vote for management proposals to eliminate preemptive rights.

407. Adjustments to Par Value of Common Stock: ADAM Advisers will generally vote for management proposals to reduce the par value of common stock.

408. Debt Restructurings: ADAM Advisers will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. ADAM Advisers will generally consider the following criteria:

     a. Reasonableness of the dilution;
     b. The impact that the restructuring and determining if it will be beneficial to existing shareholders;
     c. The threat of bankruptcy.

CORPORATE TRANSACTIONS

501. Mergers and Acquisitions: ADAM Advisers will evaluate merger and acquisition management proposals on a case-by-case basis. ADAM Advisers will generally consider the following factors:

     a. Anticipated financial and operating benefits;
     b. Offer price (cost vs. premium);
     c. Prospects of the combined companies;
     d. How the deal was negotiated:
     e. Changes in corporate governance and their impact on shareholder rights;
     f. Corporate restructuring;
     g. Spin-offs;
     h. Asset sales;
     i. Liquidations;
     j. Rights of appraisal.

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CORPORATE TRANSACTIONS (CONTINUED)

502. Asset Sales: ADAM Advisers will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503. Changing Corporate Name: ADAM Advisers will generally vote for management proposals regarding corporate name changes.

504. Corporate Restructurings: ADAM Advisers will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505. Liquidations: ADAM Advisers will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506. Spin-Offs: ADAM Advisers will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

601. Greenmail: ADAM Advisers will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. ADAM Advisers will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602. Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

     ADAM Advisers will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

     a. Best interest of the existing shareholders;
     b. The current salaries of the target companies' officers;
     c. Repurchase price for the shares by the target company;
     d. Amount of cash invested in target company;
     e. Percentage of ownership by target company management;
     f. Perks for target company senior management;
     g. Attitude toward tax deferral benefiting target company management;

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     h. Target company's employee expenses.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)

     ADAM Advisers will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603. Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604. Classified Boards: ADAM Advisers will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605. Fair Price Provisions: ADAM Advisers will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606. Unequal Voting Rights: ADAM Advisers will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607. Reincorporation/Exemption from Takeover Laws: ADAM Advisers will generally vote for management proposals to opt out of state/country takeover laws and generally vote against management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

     ADAM Advisers will evaluate reincorporation management proposals on a case-by-case basis that would require offshore companies to reincorporate in the United States.

OTHER

901. Annual Meetings: ADAM Advisers will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

902. Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will generally vote against management proposals to repeal such provisions.

903. Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. ADAM Advisers will evaluate proposals to opt out of such provisions on a case-by-case basis.

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OTHER (CONTINUED)

904. Mutual Fund Issues: ADAM Advisers will evaluate the following mutual fund issues on a case-by-case basis:

     a. Approve the merger of the funds;
     b. Approve investment advisory agreement;
     c. Change in fundamental investment policy;
     d. Approve/amend sub-advisory agreement;
     e. Approve conversion from closed-end to open-end fund.

905. Share-Blocking: ADAM Advisers will generally not vote proxies in countries where there is "share-blocking."

906. Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

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ADAM Advisers will generally vote on shareholder proposals as follows:

AUDITOR RELATED

SP-101. Ratification of Auditors: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102. Independence of Auditors: ADAM Advisers will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103. Audit Firm Rotation: ADAM Advisers will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS

SP-201. Minimum Director Stock Ownership: ADAM Advisers will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202. Board Independence: ADAM Advisers will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203. Age Limits: ADAM Advisers will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204. Cumulative Voting: ADAM Advisers will generally vote for shareholder proposals to eliminate cumulative voting and will generally vote against shareholder proposals to introduce cumulative voting.

SP-205. Director Duties and Stakeholder Laws: ADAM Advisers will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

SP-206. Director Attendance at Annual Meetings: ADAM Advisers will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207. Key Committee Composition: ADAM Advisers will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

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BOARD OF DIRECTORS (CONTINUED)

SP-208. Limit Director Tenure: ADAM Advisers will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED

SP-301. Holding Periods: ADAM Advisers will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302. Future Stock Option Awards: ADAM Advisers will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303. Accounting Treatment of Stock Option Awards: ADAM Advisers will generally vote against shareholder proposals requesting that stock options be expensed.

SP-304. Golden Parachutes: ADAM Advisers will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305. Limits on Executive and Director Compensation: ADAM Advisers will generally vote against shareholder proposals to limit executive and director compensation.

SP-306. Requests for Additional Disclosure of Executive Compensation: ADAM Advisers will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

SP-307. Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits): ADAM Advisers will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE

SP-401. Preemptive Rights: ADAM Advisers will generally vote against shareholder proposals that seek preemptive rights.

SP-402. Authorization of Blank Check Preferred Stock: ADAM Advisers will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

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CORPORATE TRANSACTIONS

SP-501. Rights of Appraisal: ADAM Advisers will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

SP-601. Greenmail: ADAM Advisers will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602. Poison Pills: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of poison pills. ADAM Advisers will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603. Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604. Classified Boards: ADAM Advisers will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605. Fair Price Provisions: ADAM Advisers will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606. Equal Access: ADAM Advisers will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607. Reincorporation/Exemption from Takeover Laws: ADAM Advisers will generally vote for shareholder proposals to opt out of state/country takeover laws and will generally vote against shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES

SP-701. Shareholders' Right to Call Special Meetings: ADAM Advisers will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702. Shareholder Action by Written Consent: ADAM Advisers will generally vote against shareholder proposals to permit shareholders to take action by written consent.

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PROXY CONTEST DEFENSES (CONTINUED)

SP-703. Shareholders' Ability to Remove or Elect Directors: ADAM Advisers will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. ADAM Advisers will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-801. Environmental Issues / CERES Principles: ADAM Advisers will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802. Northern Ireland (MacBride Principles): ADAM Advisers will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803. South Africa (Statement of Principles): ADAM Advisers will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804. Other Political/Social/Special Interest Issues: ADAM Advisers will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER

SP-901. Annual Meetings: ADAM Advisers will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902. Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will vote against shareholder proposals to repeal such provisions.

SP-903. Abstention Votes: ADAM Advisers will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

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OTHER (CONTINUED)

SP-904. Existing Dual Class Companies: ADAM Advisers will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905. Special Reports/Additional Disclosure: ADAM Advisers will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906. Lack of Information: ADAM Advisers generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907. Shareholder Advisory Committee: ADAM Advisers will generally vote against shareholder proposals to establish shareholder advisory committees.

 Proxy Voting Rules - Consolidated

-------------------------------------------------------------------------------------------------------------------------------
                               Consolidated Policy        ISS Policy       ADAM Policy          DRCM                NACM
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Auditor Related Issues
-------------------------------------------------------------------------------------------------------------------------------
101         Ratification    101: The Company will       ISS will vote    ADAM generally    Generally,       Vote for proposals
SP101       of Auditors:    generally vote for          FOR              votes with        Dresdner RCM     to ratify
            Shareholder     management proposals to     shareholder      management in     votes in favor   auditors, unless
            proposals       ratify the selection of     proposals        ratifying the     of auditors,     there is a reason
            requiring       auditors unless:            requesting       selection of      however, if      to believe the
            shareholders'                               shareholder      auditors/CPA.     significant      auditing firm has
            votes for       .  The audit firm           vote for                           doubts are       a financial
            audit firm         is not independent in    audit firm                         raised as to     interest in or
            ratification.      fact or appearance;      ratification                       integrity or     association with
                            .  The audit firm                                              objectivity,     the company and
                               has rendered an                                             we may vote      is, therefore, not
                               opinion that is                                             against.         independent; or
                               publicly known to not                                                        there is reason to
                               be an indication of                                                          believe the
                               the company's true                                                           auditor has
                               financial position; or                                                       rendered an
                            .  There are significant                                                        opinion that is
                               doubts that have been                                                        neither accurate
                               publicly raised                                                              nor indicative of
                               regarding the audit                                                          the company's
                               firm's integrity or                                                          financial
                               objectivity.                                                                 position.

                            SP101: The Company will
                            generally vote for
                            shareholder proposals to
                            require shareholder
                            ratification of auditors.

-------------------------------------------------------------------------------------------------------------------------------
102         Audit Firm      102: The Company will                        ADAM generally    102
            Indemnification generally vote against                       does not
                            management proposals to                      support
                            indemnify the auditors.                      management
                                                                         proposals to
                                                                         indemnify the
                                                                         auditors.
-------------------------------------------------------------------------------------------------------------------------------
SP102       Independence    SP102: The Company will     ISS will
            of Auditors:    generally vote against      evaluate this
            Shareholder     shareholder proposals       shareholder
            proposals       with respect to             proposal on a
            requiring       prohibiting auditors from   CASE-BY-CASE
            companies to    engaging in non-audit       basis.
            prohibit        services.
            their
            auditors
            from
            engaging in
            non-audit
            services (or
            cap level of
            non-audit
            services).

-------------------------------------------------------------------------------------------------------------------------------
SP103       Audit Firm      SP103: The Company will     ISS will vote
            Rotation:       generally vote against      FOR
            Shareholder     shareholder proposals       shareholder
            proposals       asking for audit firm       proposals
            requesting      rotation.                   asking for
            companies to                                audit firm
            rotate audit                                rotation,
            firms every                                 unless
            five or                                     rotation
            seven years.                                period is
                                                        less than
                                                        five years

-------------------------------------------------------------------------------------------------------------------------------

 Proxy Voting Rules - Consolidated

-------------------------------------------------------------------------------------------------------------------------------
                               Consolidated Policy        ISS Policy       ADAM Policy          DRCM                NACM
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 Board of Directors

-------------------------------------------------------------------------------------------------------------------------------
201         Director        201: The Company will       Votes on         ADAM generally                    Vote against
            Nominations     generally vote with         director         votes with                        management
                            management for the          nominees should  management on                     proposals to limit
                            routine election of         be made on a     proposals                         shareholders'
                            directors unless:           case-by-case     regarding the                     ability to
                                                        basis, examining routine election                  nominate directors.
                            a. There are clear          the following    of directors.
                               concerns due to the      factors:                                           Votes on director
                               company having           composition of   ADAM generally                    nominees are
                               displayed a record of    the board and    supports                          normally voted in
                               poor performance;        key board        shareholder                       accordance with
                            b. The board fails to       committees,      proposals to                      ISS analysis and
                               fails to meet minimum    attendance at    elect the                         recommendation on
                               corporate governance     board meetings,  Board of                          each individual
                               standards (e.g.,         corporate        Directors on                      proposal.
                               performance-based        governance       an annual                         Evaluations are
                               executive compensation,  provisions, and  basis.                            based on the
                               board independence,      takeover                                           following criteria
                               takeover activity); or   activity,                                          (and any others
                            c. Criminal activity by     long-term                                          that may be deemed
                               the board or a           company                                            relevant by ISS or
                               particular board         performance                                        Nicholas-Applegate):
                               nominee.                 relative to a                                      . Long term
                                                        market index,                                        corporate
                                                        directors'                                           performance
                                                        investment in                                        record based on
                                                        the company,                                         increases in
                                                        whether the                                          shareholder
                                                        chairman is also                                     wealth, earnings,
                                                        serving as CEO,                                      financial strength
                                                        and whether a                                      . Executive
                                                        retired CEO sits                                     Compensation
                                                        on the board.                                      . Director
                                                                                                             Compensation
                                                        Votes in a                                         . Corporate
                                                        contested                                            Governance
                                                        election of                                          Provisions and
                                                        directors must                                       Takeover Activity
                                                        be evaluated on                                    . Criminal Activity
                                                        a case-by-case                                     . Investment in
                                                        basis,                                               the Company
                                                        considering the                                    . Interlocking
                                                        following                                            Directorships
                                                        factors:                                           . Inside, Outside,
                                                        long-term                                            and Independent
                                                        financial                                            Directors
                                                        performance of                                     . Board Composition
                                                        the target                                         . Number of Other
                                                        company relative                                     Board Seats
                                                        to its industry;                                   . Any problems or
                                                        management's                                         issues that arose
                                                        trace record;                                        on Other Board
                                                        background to                                        assignments
                                                        the proxy                                          . Support of
                                                        contest;                                             majority-supported
                                                        qualifications                                       shareholder
                                                        of director                                          proposals. (pg.
                                                        nominees (both                                       2 Proxy
                                                        slates);                                             Guidelines)
                                                        evaluation of
                                                        what each side
                                                        is offering
                                                        shareholders as
                                                        well as the
                                                        likelihood that
                                                        the proposed
                                                        objectives and
                                                        goals can be
                                                        met; and stock
                                                        ownership
                                                        positions.

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 Proxy Voting Rules - Consolidated

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                           Consolidated Policy       ISS Policy          ADAM Policy            DRCM                 NACM
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SP201 Minimum Director    ADAM will vote        Vote against                              Although             Vote against
      Stock Ownership     against shareholder   shareholder                               stockholders may     shareholder
                          proposals requiring   proposals requiring                       benefit from         proposals requiring
                          directors to own a    directors to own a                        directors owning     directors to own a
                          minimum amount of     minimum amount of                         stock in a company   minimum amount of
                          company stock in      company stock in                          and having a stake   company stock in
                          order to qualify as   order to qualify as                       in the profitability order to qualify as
                          a director or to      a director or to                          and well-being of a  a director, or to
                          remain on the board.  remain on the board.                      company, Dresdner    remain on the board.
                                                                                          RCM does not support
                                                                                          resolutions that
                                                                                          would require
                                                                                          directors to make a
                                                                                          substantial
                                                                                          investment which
                                                                                          would effectively
                                                                                          exclude them from
                                                                                          accepting
                                                                                          directorships for
                                                                                          purely financial
                                                                                          reasons.
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202   Board Independence: 202: The Company      ISS will vote FOR    ADAM generally votes Dresdner RCM will    Shareholder
SP202 Shareholder         will generally vote   these shareholder    with management on   vote proposals that  proposals asking
      proposals requiring for management        proposals, unless    proposals that       call for the         that boards be
      2/3's of the board  proposals that        the board is         require the Board of majority of          comprised of a
      to be independent.  require the board of  effectively in       Directors to be      directors to be      majority of
                          directors to be       compliance with the  comprised of a       independent on a     independent
                          comprised of a        request based on     majority of          case-by-case basis.  directors are
                          majority of           ISS's definition of  independent or       Requiring management normally voted in
                          independent or        independence.        unaffiliated         directors to be the  accordance with ISS
                          unaffiliated                               Directors.           minority does not    analysis and
                          directors.                                                      guarantee fair       recommendation on
                                                                                          shareholder          each individual
                          SP202: The Company                                              representation.      proposal
                          will generally vote
                          for shareholder
                          proposals that
                          require the board of
                          directors to be
                          comprised of a
                          majority of
                          independent or
                          unaffiliated
                          directors.
-----------------------------------------------------------------------------------------------------------------------------------
203   Changes in          203: The Company      ISS votes FOR                                                  NACM will vote for
      Board Size          will generally vote   proposals seeking to                                           proposals that seek
                          for management        fix board size.                                                to fix the size of
                          proposals that seek                                                                  the Board and will
                          to fix board size     ISS votes AGAINST                                              vote against
                          and will generally    proposals that give                                            management proposals
                          vote against          management the                                                 that give management
                          management proposals  ability to alter the                                           the ability to alter
                          that give management  size of the board                                              the size of the
                          the ability to        without shareholder                                            Board without
                          change the size of    approval.                                                      shareholder
                          the board without                                                                    approval.
                          shareholder
                          approval.
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 Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------
                            Consolidated Policy        ISS Policy         ADAM Policy             DRCM                NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SP203 Age Limits:          SP203: The Company    ISS votes AGAINST
      Shareholder          will generally vote   shareholder
      proposals seeking    against shareholder   proposals to impose
      to approve/amend     proposals to impose   a mandatory
      director age         a mandatory           retirement age for
      restrictions         retirement age for    directors.
                           directors.
------------------------------------------------------------------------------------------------------------------------------------
204   Cumulative Voting -  204: The Company      Vote against         ADAM generally votes On resolutions for   Vote for proposals
SP204 Cumulative Voting    will generally vote   proposals to         with management on   cumulative voting of to permit cumulative
      allows shareholders  for management        eliminate cumulative proposals to         shares for selection voting in the
      to vote all of their proposals to          voting.              eliminate cumulative of the Board of      election of
      votes (the number of eliminate cumulative                       voting.              Directors, Dresdner  directors.
      shares owned         voting and will                                                 RCM generally
      multiplied by the    generally vote                             ADAM generally does  opposes cumulative
      number of directors  against management                         not support          voting as it is      Vote against
      being elected) for a proposals to                               management on        Dresdner RCM's       proposals to
      single director or   introduce cumulative                       proposals to         opinion that each    eliminate cumulative
      divide them any way  voting.                                    introduce cumulative board member should  voting in the
      they choose.                                                    voting.              work for all         election of
                           SP204: The Company                                              shareholders and not directors.
                           will generally vote                        ADAM generally does  just for a special
                           for shareholder                            not support          constituency.
                           proposals to                               shareholder          However, if Dresdner
                           eliminate cumulative                       proposals to restore RCM finds that the
                           voting and will                            cumulative voting in Board of Directors
                           generally vote                             the election of      is obstructing
                           against shareholder                        directors.           outside opinions or
                           proposals to                                                    if it is clear that
                           introduce cumulative                                            the Board of
                           voting.                                                         Directors has worked
                                                                                           to entrench
                                                                                           management, Dresdner
                                                                                           RCM may support
                                                                                           cumulative voting.
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205   Director Duties and  205: The Company                                                                     Vote against
SP205 Stakeholder Laws     will generally vote                                                                  management or
                           against management                                                                   shareholder
                           proposals to allow                                                                   proposals to allow
                           the board of                                                                         the board of
                           directors to                                                                         directors to
                           consider the                                                                         consider the
                           interests of                                                                         interests of
                           stakeholders                                                                         "stakeholders" or
                           (constituencies                                                                      "non-shareholder
                           other than                                                                           constituents,"
                           shareholders),                                                                       unless these
                           unless such                                                                          proposals make it
                           proposals are                                                                        clear that these
                           considered in the                                                                    interests are to be
                           context of the                                                                       considered in the
                           company's commitment                                                                 context of the
                           to shareholders.                                                                     prevailing
                                                                                                                commitment to
                                                                                                                shareholders.
                           SP205: The Company
                           will generally vote                                                                  Vote for proposals
                           against shareholder                                                                  to opt out of
                           proposals to allow                                                                   stakeholder laws
                           the board of                                                                         (allowing directors
                           directors to                                                                         to weigh the
                           consider the                                                                         interest of
                           interests of                                                                         constituencies other
                           stakeholders                                                                         than shareholders in
                           (constituencies                                                                      the process of
                           other than                                                                           corporate decision
                           shareholders),                                                                       making).
                           unless such
                           proposals are
                           considered in the
                           context of the
                           company's commitment
                           to shareholders.
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 Proxy Voting Rules - Consolidated

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                            Consolidated Policy        ISS Policy            ADAM Policy       DRCM             NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
206        Director         206: The Company will      Proposals on          ADAM              We support       1. Proposals
           Indemnification  generally vote in favor    director and officer  generally         efforts by the      concerning
           and Liability    of management proposals    indemnification and   votes with        company to          director and
           Protection       to limit Directors'        liability protection  management        attract the         officer
                            liability and to           should be evaluated   on proposals      best possible       indemnification
                            broaden their              on a case-by-case     to limit          directors and       and liability
                            indemnification.           basis, using          Directors'        officers and        protection
                                                       Delaware law as the   liability         generally vote      are normally
                            The Company will           standard.             and to broaden    in favor of         voted in
                            generally vote against                           their             increasing          accordance
                            management proposals       Vote against          indemnification.  indemnification     with ISS
                            that would broaden the     proposals to                            and limiting        analysis and
                            Directors'                 eliminate entirely                      liability.          recommendation
                            indemnification that       directors' and                                              on each
                            would cover acts of        officers' liability                                         individual
                            absolute negligence or     for monetary damages                                        proposal.
                            proposals that would       for violating the
                            cover expenses for         duty of care.                                            2. Vote against
                            monetary damages of                                                                    proposals to
                            directors and officers     Vote against                                                limit or
                            that violate the           indemnification                                             eliminate
                            standard-duty of care.     proposals that would                                        entirely the
                                                       expand coverage                                             liability for
                                                       beyond just legal                                           monetary
                                                       expenses to acts,                                           damages of
                                                       such as negligence,                                         directors and
                                                       that are more                                               officers for
                                                       serious violations                                          violating the
                                                       of fiduciary                                                duty of care.
                                                       obligation than mere
                                                       carelessness.                                            3. Vote against
                                                                                                                   indemnification
                                                       Vote for only those                                         proposals
                                                       proposals providing                                         that would
                                                       such expanded                                               expand
                                                       coverage in cases                                           coverage
                                                       when a director's or                                        beyond just
                                                       officer's legal                                             legal
                                                       defense was                                                 expenses to
                                                       unsuccessful if: 1)                                         acts like
                                                       the director was                                            negligence,
                                                       found to have acted                                         that are more
                                                       in good faith and in                                        serious
                                                       a manner that he                                            violations of
                                                       reasonably believed                                         fiduciary
                                                       was in the best                                             obligation
                                                       interests of the                                            than mere
                                                       company, and 2) only                                        carelessness.
                                                       if the director's
                                                       legal expenses would                                     4. Vote for only
                                                       be covered.                                                 those proposals
                                                                                                                   providing such
                                                                                                                   expanded
                                                                                                                   coverage on
                                                                                                                   cases when
                                                                                                                   a director's
                                                                                                                   or officer's
                                                                                                                   legal defense
                                                                                                                   was unsuccessful
                                                                                                                   if: (i) the
                                                                                                                   director was
                                                                                                                   found to have
                                                                                                                   acted in good
                                                                                                                   faith and in
                                                                                                                   a manner that
                                                                                                                   he reasonably
                                                                                                                   believed was
                                                                                                                   in the best
                                                                                                                   interest of
                                                                                                                   the company,
                                                                                                                   and (ii) if
                                                                                                                   only the
                                                                                                                   director's
                                                                                                                   legal expenses
                                                                                                                   would be covered.

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 Proxy Voting Rules - Consolidated

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                            Consolidated Policy        ISS Policy           ADAM Policy          DRCM                 NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SP206      Director         SP206: The Company will                                            Dresdner RCM
           Attendance at    generally vote against                                             votes against
           Annual Meeting   shareholder proposals                                              mandatory
                            for mandatory director                                             director
                            attendance at the                                                  attendance at
                            annual shareholder                                                 the annual
                            meeting.                                                           shareholder
                                                                                               meeting. Although
                                                                                               full attendance
                                                                                               is optimal, it is
                                                                                               not always possible
                                                                                               and should not be
                                                                                               mandatory.

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207        Key Committee    207: The Company will      ISS will WITHHOLD    ADAM               Dresdner RCM         NACM will vote
SP207      Structure        generally vote for         votes from any       generally          will evaluate        for shareholder
                            management proposals       insiders or          votes with         on a case-by-case    proposals asking
                            that require all           affiliated           management         basis proposals      that board
                            members of the             outsiders on audit,  on proposals       that seeks the       audit,
                            compensation and           compensation or      that require       establishment of     compensation
                            nominating committees      nominating           the compensation   independent          and/or
                            to be comprised of         committees. ISS      and nominating     nominating           nominating
                            independent or             will WITHHOLD votes  committees to be   committees           committees
                            unaffiliated directors.    from any insiders or comprised                               be comprised
                                                       affiliated outsiders completely of                           exclusively of
                            SP207: The Company will    on the board if any  independent                             independent
                            generally vote for         of these key         or unaffiliated                         directors.
                            shareholder proposals      committees has not   Directors
                            that require all           been established.
                            members of the
                            compensation and
                            nominating committees
                            be comprised of
                            independent or
                            unaffiliated directors.
------------------------------------------------------------------------------------------------------------------------------------
SP208      Limit            SP208: The Company will    Vote against                            Dresdner RCM         Vote against
           Director         generally vote against     shareholder                             votes against        proposals to
           Tenure           shareholder proposals      proposals to limit                      proposals that       limit the tenure
                            to limit the tenure of     the tenure of                           seek to limit        of outside
                            outside directors.         outside directors.                      the number of        directors.
                                                                                               years any one
                                                                                               director can
                                                                                               serve on a
                                                                                               board.

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 Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------
                               Consolidated Policy        ISS Policy       ADAM Policy          DRCM                NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Compensation Related

------------------------------------------------------------------------------------------------------------------------------------
301        Employee         301: The Company will     Vote for proposals     ADAM                           Vote for
           Stock            generally vote for        requesting             generally                      proposals
           Ownership        management proposals to   shareholder approval   votes with                     requesting
           Plans (ESOP)     establish ESOPs or        to implement           management                     shareholder
           - an employee    increase authorized       Employee Stock         on                             approval to
           benefit          shares for existing       Ownership Plans, or    employee                       implement
           program under    ESOP's provided that      increase authorized    stock                          Employee Stock
           which the        the following criteria    shares for existing    option and                     Ownership Plans,
           company          are met:                  Employee Stock         purchase                       or increase
           contributes a                              Ownership Plans        plans or                       authorized shares
           portion of       a.   The grants are       except when the        other                          for existing
           its stock to          part of a            number of shares       employee                       Employee Stock
           an employee           broad-based          allocated to the       ownership                      Ownership Plans
           trust,                employee plan,       ESOP is excessive      plans that                     except when the
           usually as a          including all        (i.e. greater than     are part                       number of shares
           form of               non-executive        5% of outstanding      of a                           allocated to the
           profit                employees;           shares).               broad-based                    ESOP is excessive
           sharing.         b.   The plan does                               employee                       (i.e. greater
                                 not permit a                                plan with                      than 5% of
                                 discount greater                            an                             outstanding
                                 than 15%.                                   exercise                       shares).
                                                                             price of
                                                                             not less                       Votes directly
                                                                             than 85%                       pertaining to the
                                                                             fair                           approval of an
                                                                             market                         ESOP or a
                                                                             value.                         leveraged ESOP
                                                                                                            are normally
                                                                                                            voted in
                                                                                                            accordance with
                                                                                                            ISS analysis and
                                                                                                            recommendation on
                                                                                                            each individual
                                                                                                            proposal. Our
                                                                                                            evaluation is
                                                                                                            based on
                                                                                                            the following
                                                                                                            criteria (and
                                                                                                            any other
                                                                                                            that may be
                                                                                                            deemed relevant):

                                                                                                            . Reasonableness
                                                                                                              Test
                                                                                                            . Participation
                                                                                                            . Administration
                                                                                                            . Shares Available
                                                                                                            . Exercise and
                                                                                                              Payment Terms
                                                                                                            . Change-in-Control
                                                                                                              Provisions
                                                                                                            . Types of
                                                                                                              Awards
                                                                                                            . Dilution

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 Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------
                               Consolidated Policy        ISS Policy       ADAM Policy          DRCM                NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SP301      Holding          The Company will          ISS will vote FOR
           Periods:         generally vote against    shareholder
           Shareholder      shareholder proposals     proposals asking
           proposals        that require companies    companies to adopt
           seeking to       to adopt full tenure      full tenure holding
           ban stock        stock holding periods     periods for their
           sales by         for executives.           executives, unless
           executives by                              the company has
           establishing                               already established
           holding                                    some sort of holding
           periods.                                   period.

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 Proxy Voting Rules - Consolidated

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                               Consolidated Policy        ISS Policy       ADAM Policy          DRCM                NACM
------------------------------------------------------------------------------------------------------------------------------------
302        Executive/       302: The Company will     ISS will evaluate      ADAM               Dresdner RCM     Vote against
           Director/Outside evaluate management       this proposal on a     generally          carefully        discounted
           Director Stock   stock option plan         CASE-BY-CASE basis.    does not           reviews and      options and
           Options Plans    proposals on a            Things to evaluate:    support            obtains further  restricted
                            case-by-case basis.       .  Repricing/history   management         information      stock without
                            When reviewing such          of repricing        on proposals       from a           performance
                            compensation plans, the   .  Cost of the plan    that allow for     company when     criteria
                            Company will generally    .  Discount            discounted stock   the stock option (except
                            consider the following    .  Dilution            options.           plan:            restricted
                            criteria:                                                                            stock in
                                                                                                                 U.S.-style
                                                                                                (1) Creates      stock option
                            a.   That the                                    ADAM                   a            plans, which
                                 dilution of                                 generally              dilution     are normally
                                 existing shares is                          votes with             of more      voted in
                                 no more than 5%;                            management             than five    accordance
                            b.   That the stock                              on proposals           (5%)         with ISS
                                 option plan is                              for executive/         percent;     analysis and
                                 incentive-based;                            director/outside   (2) Will be      recommendation
                            c.   That the stock                              director stock         priced       on each
                                 option plan does                            option plans           below fair   individual
                                 not allow for                               that are               market        proposal.)
                                 discounted stock                            incentive              value; and
                                 options;                                    based and          (3) Will         All proposals
                            d.   For mature                                  are not                constitute   on incentive
                                 companies, that                             excessive              more than    compensation
                                 the stock option                            relative               five (5%)    plans (including
                                 plan does not                               to other               percent of   option plans)
                                 constitute more                             companies              the          for executives
                                 than 5% of the                              in the                 outstanding  and directors
   stock option                  outstanding shares                          country or             shares.      are normally
                                 at the time of                              industry.                           voted in
                                 approval;                                                                       accordance
                            e.   For growth                                                                      with ISS
                                 companies, that                                                                 analysis and
                                 the stock option                                                                recommendation
                                 plan does not                                                                   on each
                                 constitute more                                                                 individual
                                 than 10% of the                                                                 proposal. The
                                 outstanding shares                                                              evaluation is
                                 at the time of                                                                  based on the
                                 approval.                                                                       following
                                                                                                                 criteria (and
                                                                                                                 any other that
                                                                                                                 may be deemed
                                                                                                                 relevant by
                                                                                                                 ISS or
                                                                                                                 Nicholas-
                                                                                                                 Applegate):
                                                                                                                 . Necessity
                                                                                                                 . Reasonableness
                                                                                                                   Test
                                                                                                                 . Participation
                                                                                                                 . Dilution
                                                                                                                 . Shares
                                                                                                                   Available
                                                                                                                 . Exercise and
                                                                                                                   Payment Terms
                                                                                                                 . Change-in-
                                                                                                                   Control
                                                                                                                   Provisions
                                                                                                                 . Types of Awards
                                                                                                                 . Company
                                                                                                                   specific
                                                                                                                   dilution cap
                                                                                                                   calculated
                                                                                                                 . Present Value
                                                                                                                   of all
                                                                                                                   incentives,
                                                                                                                   derivative
                                                                                                                   awards,
                                                                                                                   cash/bonus
                                                                                                                   compensation
                                                                                                                 . Shareholder
                                                                                                                   wealth transfer
                                                                                                                   (dollar amount
                                                                                                                   of
                                                                                                                   shareholders'
                                                                                                                   equity paid
                                                                                                                   it's
                                                                                                                   executives)
                                                                                                                 . Voting power
                                                                                                                   dilution -
                                                                                                                   Potential
                                                                                                                   percent
                                                                                                                   reduction in
                                                                                                                   relative voting
                                                                                                                   power
                                                                                                                 . Criteria for
                                                                                                                   awarding grants
                                                                                                                 . Process for
                                                                                                                   determining pay
                                                                                                                   levels

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 Proxy Voting Rules - Consolidated

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                            Consolidated Policy           ISS Policy            ADAM Policy          DRCM             NACM
------------------------------------------------------------------------------------------------------------------------------------

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SP302      Future Stock     SP302: The Company will       ISS will generally
           Option Awards:   generally vote against        vote AGAINST
           Shareholder      shareholder proposals         shareholder
           proposals        to ban future stock           proposals to ban
           requesting to    option grants to              future stock option
           ban executive    executives.                   grants to
           stock                                          executives. This may
           options.                                       be supportable in
                                                          extreme cases where a
                                                          company is a serial
                                                          repricer, has a huge
                                                          overhang, or has a
                                                          highly dilutive
                                                          broad-based (non-
                                                          approved) plans and
                                                          is not acting to
                                                          correct the situation.

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303        401k Employee    303: The Company will         Vote for proposals                                          Vote for
           Benefit Plans    generally vote for            to implement a                                              proposals to
                            management proposals to       401(k) savings plan                                         implement a
                            implement a 401(k)            for employees.                                              401(k) savings
                            savings plan for its                                                                      plan for
                            employees.                                                                                employees.

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SP303      Accounting       SP303: The Company will       ISS will vote FOR
           Treatment of     generally vote against        shareholder
           Stock Option     shareholder proposals         proposals asking the
           Awards:          requesting that stock         company to expense
           Shareholder      options be expensed.          stock options,
           proposals                                      unless the company
           requiring the                                  has already publicly
           expensing of                                   committed to
           stock option                                   expensing options by
           awards.                                        a certain date.

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304        Golden           304: The Company will         Vote for shareholder  ADAM                 Dresdner RCM     Vote for
SP304      Parachutes -     generally vote for            proposals to have     generally            may support      shareholder
           a popular        management proposals          golden and tin        does not             resolutions      proposals to
           phrase for       that require                  parachutes submitted  support              seeking          have golden
           severance        shareholder approval of       for shareholder       shareholder          shareholder      and tin
           agreements       golden parachutes and         ratification.         proposals            votes on golden  parachutes
           that provide     will vote for                                       to limit             parachutes       submitted
           generous         management proposals to       Review on a           golden               where a          for
           benefits to      limit golden parachutes.      case-by-case basis    parachutes.          company's        shareholder
           top                                            all proposals to                           compensation     ratification.
           executives       SP304: The Company will       ratify or cancel                           package appears
           who are fired    generally vote for            golden or tin                              unusually large  Proposals to
           or who resign    shareholder proposals         parachutes.                                when compared    ratify or
           following a      to require shareholder                                                   to the           cancel golden
           change in        approval of golden                                                       compensation     or tin
           management       parachutes and will                                                      package for      parachutes
           control.         vote against                                                             like positions   are normally
                            shareholder proposals                                                    in the same      voted in
                            that would set limits                                                    industry.        accordance
                            on golden parachutes.                                                                     with ISS
                                                                                                                      analysis and
                                                                                                                      recommendation
                                                                                                                      on each
                                                                                                                      individual
                                                                                                                      proposal.
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 Proxy Voting Rules - Consolidated

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                            Consolidated Policy           ISS Policy            ADAM Policy          DRCM           NACM
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305        Director Fees    305: The Company will
                            generally vote for
                            management proposals to
                            award directors fees
                            unless the amounts are
                            excessive relative to
                            similar industries and
                            country.

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SP305      Shareholder      SP305: The Company will       ISS will evaluate                                         All other
           Proposals to     generally vote against        this shareholder                                          shareholder
           Limit            shareholder proposals         proposal on a                                             proposals that
           Executive and    to limit executive and        CASE-BY-CASE basis.                                       seek to limit
           Director         director compensation.                                                                  executive and
           Compensation                                                                                             director
                                                                                                                    compensation
                                                                                                                    are normally
                                                                                                                    voted in
                                                                                                                    accordance with
                                                                                                                    ISS analysis
                                                                                                                    and
                                                                                                                    recommendation
                                                                                                                    on each
                                                                                                                    individual
                                                                                                                    proposal.

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306        Pension Fund     306: The Company will                                                                   Vote for
           Credits          generally vote against                                                                  proposals that
                            management proposals                                                                    exclude pension
                            that include pension                                                                    fund credits
                            fund credits in                                                                         from earnings
                            earnings when                                                                           when calculating
                            determining executive                                                                   executive
                            compensation.                                                                           compensation. In
                                                                                                                    addition, vote
                                                                                                                    against
                                                                                                                    proposals that
                                                                                                                    include pension
                                                                                                                    fund credits
                                                                                                                    in earnings
                                                                                                                    when
                                                                                                                    calculating
                                                                                                                    executive
                                                                                                                    compensation.

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SP306      Requests for     SP306: The Company will       ISS will evaluate                                         Generally, vote
           Additional       generally vote against        this shareholder                                          for shareholder
           Disclosure of    shareholder proposals         proposal on a                                             proposals that
           Executive        that require additional       CASE-BY-CASE basis.                                       seek additional
           Compensation     disclosure for                                                                          disclosure of
                            executive and director                                                                  executive and
                            compensation above and                                                                  director
                            beyond the disclosure                                                                   compensation
                            required by the                                                                         information.
                            Securities and Exchange
                            Commission ("SEC")
                            regulations.

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SP307      Reports on       SP307: The Company will       ISS will generally
           Executive        generally vote for            vote FOR these types
           Retirement       shareholder proposals         of shareholder
           Benefits         that require companies        proposals.
           (deferred        to report on their
           compensation,    executive retirement
           split-dollar     benefits provided that
           life             any cost with such
           insurance,       reporting is within
           SERPs, and       reason.
           pension
           benefits)

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 Proxy Voting Rules - Consolidated

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                             Consolidated Policy       ISS Policy             ADAM Policy          DRCM            NACM
------------------------------------------------------------------------------------------------------------------------------------

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Capital Structure

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401        Authorization     401: The Company will     Review proposals to    ADAM generally       Dresdner RCM    Proposals to
           of Additional     generally vote for        increase the number    votes with           generally       increase the
           Common Stock      management proposals to   of shares on a         management on        supports the    number of shares
                             increase the              case-by-case basis.    capitalization       authorization   of common stock
                             authorization of common                          changes that will    of additional   the board is
                             stock if a clear and      Vote against           increase the         common stock    authorized to
                             legitimate business       proposals to           authorization of     if the company  issue are
                             purpose is stated and     increase the number    existing classes of  gives a         normally voted
                             the increase in           of authorized shares   stock by no more     satisfactory    in accordance
                             authorization does not    of the class of        than 100% of shares  explanation of  with ISS analysis
                             exceed 100% of shares     stock that has         authorized provided  its plans for   and
                             currently authorized.     superior voting        that at least 30%    the stock.      recommendation
                             The Company will          rights in companies    of the new                           on each
                             generally vote against    that have dual-class   authorization is                     individual
                             management proposals to   capitalization         outstanding.                         proposal.
                             increase the authorized   structures.
                             common stock if it will                                                               Vote against
                             carry preemptive rights                                                               proposed common
                             or supervoting rights.                                                                share
                                                                                                                   authorizations
                             The Company will                                                                      that increase
                             generally vote for                                                                    existing
                             management proposals to                                                               authorization by
                             increase common share                                                                 more than 100
                             authorization for a                                                                   percent unless
                             stock split as long as                                                                a clear need for
                             authorized shares                                                                     the excess
                             following the split do                                                                shares is
                             not exceed 100 percent                                                                presented by the
                             of existing authorized                                                                company.
                             shares.

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401        Authorization     See above.                ISS votes FOR the      ADAM generally
           of Additional                               ability to double      does not support
           Common Stock                                share capital          management on
           - Preemptive                                through a rights       capitalization
           or                                          issue (with            changes which
           Supervoting                                 preemptive rights)     increase the
           Rights                                      as it provides the     authorized number
                                                       company with           of shares of
                                                       sufficient financing   existing classes of
                                                       to meet most           stock which carry
                                                       contingencies.  ISS    preemptive rights or
                                                       votes FOR general      supervoting rights.
                                                       issuance requests
                                                       without preemptive
                                                       rights for up to 20
                                                       percent of a
                                                       company's
                                                       outstanding capital.

                                                       Specific issuance
                                                       requests will be
                                                       judged on their
                                                       individual merits.

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 Proxy Voting Rules - Consolidated

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                               Consolidated Policy       ISS Policy             ADAM Policy          DRCM        NACM
------------------------------------------------------------------------------------------------------------------------------------

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401        Authorization       See above.                Vote for management    ADAM                             Vote for
           of Additional                                 proposals to           generally                        management
           Common Stock                                  increase common        votes with                       proposals to
           - Stock Splits                                share authorization    management                       increase common
                                                         for a stock split,     on proposals                     share
                                                         provided that the      for capitalization               authorization for
                                                         increase in            changes that                     a stock split,
                                                         authorized shares      authorize stock                  provided that the
                                                         available for          splits.                          increase in
                                                         issuance give a                                         authorized shares
                                                         company's industry                                      following the
                                                         and performance in                                      split is not
                                                         terms of shareholder                                    greater than 100
                                                         returns.                                                percent of
                                                                                                                 existing
                                                                                                                 authorized shares.

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402        Authorization       402: The Company will     ISS votes AGAINST      ADAM generally                   NACM will vote
           of Additional       generally vote for        proposals              supports                         against management
           Preferred           management proposals to   authorizing the        capitalization                   proposals
           Stock               create a new class of     creation of new        changes that will                authorizing the
                               preferred stock or for    classes of preferred   reduce the number of             creation of new
                               proposals to allow for    stock with             authorized shares of             classes of
                               the issuance of           unspecified voting,    common or preferred              preferred stock
                               additional shares of      conversion, dividend   stock, or eliminate              which have
                               preferred stock unless:   distribution, and      classes of preferred             unspecified
                                                         other rights.          stock, provided such             rights including
                               d. The proposal is for                           proposals have a                 voting, conversion
                                  the issuance of        ISS votes FOR          legitimate business              or dividend
                                  blank check            proposals to           purpose.                         distribution
                                  preferred stock;       authorize preferred                                     rights.
                               e. The issuance           stock in cases where
                                  of preferred stock     the company
                                  is greater than 50%    specifies the
                                  of current issued      voting, dividend,
                                  capital;               conversion, and
                               f. The newly created      other rights of such
                                  preferred stock        stock and the terms
                                  would have             of the preferred
                                  unspecified rights,    stock appear
                                  i.e. voting,           reasonable.
                                  conversion,
                                  dividend
                                  distribution rights;
                               g. The additional
                                  preferred shares
                                  will be used as
                                  part of a takeover
                                  defense.

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Proxy Voting Rules - Consolidated

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                             Consolidated Policy       ISS Policy             ADAM Policy          DRCM            NACM
------------------------------------------------------------------------------------------------------------------------------------

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SP402      Authorization     SP402: The Company will   ISS votes AGAINST      Generally, ADAM                      Vote for
           of Blank          generally vote for        proposals to           does not                             shareholder
           Check             shareholder proposals     increase the number    management on                        proposals asking
           Preferred         that require              of blank check         proposals to                         that any
           Stock             shareholder approval      preferred stock        create blank                         placement of
                             prior to the issuance     authorized for         check preferred                      blank check
                             of blank check            issuance when no       stock.                               preferred stock
                             preferred stock.          shares have been                                            be first approved
                                                       issued or reserved                                          by shareholders,
                                                       for a specific                                              unless the
                                                       purpose.                                                    placement is for
                                                                                                                   ordinary business
                                                                                                                   purposes.

                                                                                                                   Management
                                                                                                                   proposals to
                                                                                                                   increase the
                                                                                                                   number of
                                                                                                                   authorized blank
                                                                                                                   check preferred
                                                                                                                   shares are
                                                                                                                   normally voted in
                                                                                                                   accordance with
                                                                                                                   ISS analysis and
                                                                                                                   recommendation on
                                                                                                                   each individual
                                                                                                                   proposal.

                                                                                                                   Vote for
                                                                                                                   proposals to
                                                                                                                   create "blank
                                                                                                                   check" preferred
                                                                                                                   stock in cases
                                                                                                                   when the company
                                                                                                                   expressly states
                                                                                                                   that the stock
                                                                                                                   will not be used
                                                                                                                   as a takeover
                                                                                                                   defense or carry
                                                                                                                   superior voting
                                                                                                                   rights.

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Proxy Voting Rules - Consolidated

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                             Consolidated Policy       ISS Policy             ADAM Policy          DRCM            NACM
------------------------------------------------------------------------------------------------------------------------------------

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403        Issuance of       403: The Company will     ISS votes FOR debt
           Additional        generally vote for        issuances for
           Debt:             management proposals to   companies when the
           When              issue additional debt     gearing level is
           evaluating a      provided that the         between zero and 100
           debt issuance     company's                 percent.
           request, the      debt-to-equity ratio is
           issuing           between zero and one      ISS reviews, on a
           company's         hundred percent.          CASE-BY-CASE, basis
           present                                     proposals where the
           financial         The Company will          issuance of debt
           situation is      evaluate proposals on a   will result in the
           examined. The     case-by-case basis        gearing level being
           main factor       where the                 greater than 100
           for analysis      debt-to-equity ratio is   percent.  Any
           is the            greater than one          proposed debt
           company's         hundred percent and       issuance is compared
           current           will use comparisons to   to industry and
           debt-to-equity    similar industry          market standards.
           ratio, or         standards.
           gearing level.

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404        Reduction of      404: The Company will     Vote for management                                          Vote for
           Shares -          generally vote for        proposals to                                                 management
           Reverse Stock     management proposals to   implement a reverse                                          proposals to
           Splits            reduce the number of      stock split when the                                         implement a
                             authorized shares of      number of shares                                             reverse stock
                             common or preferred       will be                                                      split that also
                             stock, or to eliminate    proportionately                                              reduce the
                             classes of preferred      reduced to avoid                                             number of
                             stocks, provided that     delisting.                                                   authorized
                             such proposals offer a                                                                 common shares to
                             clear and legitimate                                                                   a level that
                             business purpose.                                                                      does not
                                                                                                                    represent an
                             The Company will                                                                       increase of more
                             generally vote for                                                                     than 100 percent
                             management proposals to                                                                of existing
                             implement a reverse                                                                    authorized
                             stock split provided                                                                   common shares.
                             that management
                             proportionately reduces
                             the authorized shares
                             that are in the
                             corporate charter.

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405        Share             405: The Company will     ISS generally votes                                          NACM will vote
           Repurchase        generally vote for        FOR this proposal,                                           for management
           Programs:         management proposals to   after ensuring that                                          proposals to
           Management        institute open-market     the program is                                               institute
           proposals to      share repurchase plans    structured properly.                                         open-market
           institute         in which all                                                                           share repurchase
           open-market       shareholders may                                                                       plans in which
           share             participate on equal                                                                   all shareholders
           repurchase        terms.                                                                                 may participate
           plans in                                                                                                 on equal terms.
           which all
           shareholders
           may
           participate
           on equal
           terms.

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406        Preemptive        406: The Company will     Review on a            ADAM generally                        Proposals to
SP401      Rights - are      generally vote for        case-by-case basis     votes with                            provide
           intended to       management proposals to   shareholder            management on                         shareholders
           allow             eliminate preemptive      proposals that seek    proposals to                          with preemptive
           existing          rights.                   preemptive rights.     eliminate                             rights are
           shareholders                                In evaluating          preemptive                            normally voted
           to maintain       SP401: The Company will   proposals on           rights.                               in accordance
           their             generally vote against    preemptive rights,                                           with ISS
           proportionate     shareholder proposals     consider  the size                                           analysis and
           level of          that seek preemptive      of the company and                                           recommendation
           ownership by      rights.                   its shareholder base.                                        on each
           giving them                                                                                              individual
           the                                                                                                      proposal.
           opportunity
           to purchase
           additional
           shares pro
           rata before
           they are
           offered to
           the public.

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407        Adjustments       407: The Company will     Vote for management                                          Vote for
           to Par Value      generally vote for        proposals to reduce                                          management
           of Common         management proposals to   the par value of                                             proposals to
           Stock             reduce the par value of   common stock.                                                reduce the par
                             common stock.                                                                          value of common
                                                                                                                    stock.

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 Proxy Voting Rules - Consolidated

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                             Consolidated Policy       ISS Policy             ADAM Policy          DRCM            NACM
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408        Debt              408: The Company will     ISS reviews on a                                            Proposals to
           Restructurings    evaluate debt             case-by-case basis                                          increase common
                             restructuring             proposals to                                                and/or preferred
                             management proposals      increase common                                             shares and to
                             (involving additional     and/or preferred                                            issue shares as
                             common and/or preferred   shares and to issue                                         part of a debt
                             share issuances) on a     shares as part of a                                         restructuring
                             case-by-case basis.       debt-restructuring                                          plan are normally
                             The Company will          plan.  We consider                                          voted in
                             generally consider the    the following                                               accordance with
                             following criteria:       issues:                                                     ISS analysis and
                                                                                                                   recommendation on
                             a. Reasonableness of      . Dilution -- How                                           each individual
                                the dilution;            much will ownership                                       proposal.
                             b. The impact that the      interests of
                                restructuring and        existing
                                determining if it        shareholders be
                                will be beneficial       reduced, and how
                                to existing              extreme will
                                shareholders;            dilution to any
                             c. The threat of            future earnings be?
                                bankruptcy.            . Change in Control
                                                         -- Will the
                                                         transaction result
                                                         in a change in
                                                         control of the
                                                         company?
                                                       . Bankruptcy -- Is
                                                         the threat of
                                                         bankruptcy, which
                                                         would result in
                                                         severe losses in
                                                         shareholder value,
                                                         the main factor
                                                         driving the debt
                                                         restructuring?

                                                       Generally, ISS
                                                       supports proposals
                                                       that facilitate debt
                                                       restructurings unless
                                                       there are clear signs
                                                       of self-dealing or
                                                       other abuses.

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Proxy Voting Rules - Consolidated
------------------------------------------------------------------------------------------------------------------------------------
                            Consolidated Policy             ISS Policy       ADAM Policy      DRCM                    NACM
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Corporate Transactions

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501      Mergers and      501: The Company will         ISS will evaluate                  Dresdner RCM         Votes on mergers
         Acquisitions     evaluate merger and           this proposal on a                 generally            and acquisitions
                          acquisition management        CASE-BY-CASE basis.                supports             are normally
                          proposals on a                                                   management           voted in accordance
                          case-by-case basis. The                                          proposals for a      with ISS analysis
                          Company will generally                                           merger or            and recommendation
                          consider the following                                           restructuring,       on each individual
                          factors:                                                         but may oppose       proposal. The voting
                                                                                           them if they         decision depends on
                          h. Anticipated financial                                         include              a number of factors,
                             and operating benefits;                                       significant          including:
                          i. Offer price (cost vs.                                         changes to           1. Anticipated
                             premium);                                                     corporate               financial and
                          j. Prospects of the                                              governance and          operating
                             combined companies;                                           takeover defenses       benefits
                          k. How the deal was                                              that is considered   2. Offer price (cost
                             negotiated:                                                   to not be in the        vs. premium)
                          l. Changes in corporate                                          best interest of     3. Prospects of the
                             governance and their                                          shareholders            combined
                             impact on shareholder                                                                 companies
                             rights;                                                                            4. How the deal was
                          m. Corporate restructuring;                                                              negotiated
                          n. Spin-offs;                                                                         5. Changes in
                          o. Asset sales;                                                                          corporate
                          p. Liquidations;                                                                         governance and
                          q. Rights of appraisal.                                                                  their impact on
                                                                                                                   shareholder
                                                                                                                   rights; and
                                                                                                                6. Other pertinent
                                                                                                                   factors such as:
                                                                                                                .  Corporate
                                                                                                                   Restructuring
                                                                                                                .  Spin-offs
                                                                                                                .  Asset Sales
                                                                                                                .  Liquidations
                                                                                                                .  Rights of
                                                                                                                   Appraisal

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SP501    Rights of        SP501: The Company            Vote for proposals                                         Vote for
         Appraisal -      will generally vote           to restore, or                                             shareholder
         provide          against shareholder           provide shareholders                                       proposals to
         shareholders     proposals to provide          with, rights of                                            provide rights of
         who do not       rights of appraisal           appraisal.                                                 appraisal to
         approve of       to dissenting                                                                            dissenting
         the terms of     shareholders.                                                                            shareholders.
         certain
         corporate
         transactions
         the right to
         demand a
         judicial
         review in
         order to
         determine the
         fair value
         for their
         shares
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 Proxy Voting Rules - Consolidated
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                         Consolidated Policy        ISS Policy            ADAM Policy       DRCM                NACM
-------------------------------------------------------------------------------------------------------------------------------

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502    Asset Sales     502: The Company will     Votes on asset sales                                  Votes on asset
                       evaluate asset sale       should be made on a                                   sales should be
                       management proposals on   case-by-case basis                                    made on a
                       a case-by-case basis by   after considering                                     case-by-case
                       generally assessing the   the impact on the                                     basis after
                       impact on the balance     balance                                               considering the
                       sheet / working capital   sheet/working                                         impact on the
                       and value received for    capital, value                                        balance
                       the asset.                received for the                                      sheet/working
                                                 asset, and potential                                  capital, value
                                                 elimination of                                        received for the
                                                 diseconomies.                                         asset, and
                                                                                                       potential
                                                                                                       elimination of
                                                                                                       diseconomies.

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503    Changing        503: The Company will     Vote for changing                                     Vote for changing
       Corporate Name  generally vote for        the corporate name.                                   the corporate
                       management proposals                                                            name.
                       regarding corporate
                       name changes.

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504    Corporate       504: The Company will     Votes on corporate                                    Votes on corporate
       Restructurings  evaluate corporate        restructuring                                         restructuring
                       restructuring             proposals, including                                  proposals,
                       management proposals on   minority                                              including minority
                       a case-by-case basis      squeezeouts,                                          squeezeouts,
                       which would include       leveraged buyouts,                                    leveraged
                       minority squeeze outs,    spinoffs,                                             buyouts, spin-offs,
                       leveraged buyouts,        liquidations, and                                     liquidations and
                       spin-offs,                asset sales should                                    asset sales,
                       liquidations, and asset   be considered on a                                    are normally
                       sales.                    case-by-case basis.                                   voted in accordance
                                                                                                       with ISS analysis
                                                                                                       and recommendation
                                                                                                       on each individual
                                                                                                       proposal.

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505    Liquidations    505: The Company will     Votes on                                              Votes on liquidations
                       evaluate liquidation      liquidations should                                   normally voted in
                       proposals by management   be made on a                                          accordance with
                       on a case-by-case basis   case-by-case basis                                    ISS analysis and
                       and will review           after reviewing                                       recommendation on
                       management's efforts to   management's efforts                                  each individual
                       pursue other              to pursue other                                       proposal, after
                       alternatives, appraisal   alternatives,                                         reviewing
                       value of assets, and      appraisal value of                                    Management's
                       the compensation plan     assets, and the                                       efforts to pursue
                       for executives managing   compensation plan                                     other alternatives
                       the liquidation.          for executives
                                                 managing the                                          . The appraisal
                                                 liquidation.                                            value of the
                                                                                                         assets
                                                                                                       . The compensation
                                                                                                         plan for
                                                                                                         executives
                                                                                                         managing the
                                                                                                         liquidation.

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Proxy Voting Rules - Consolidated

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                          Consolidated Policy           ISS Policy       ADAM Policy       DRCM                NACM
----------------------------------------------------------------------------------------------------------------------------------

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506    Spin-Offs       506: The Company will       Votes on spin-offs                                       Votes on spin-offs
                       evaluate spin-off           should be                                                should be considered
                       proposals on a              considered on a                                          on a case-by-case
                       case-by-case basis          case-by-case basis                                       basis depending on
                       depending on the tax and    depending on the                                         the tax and regulatory
                       regulatory advantages,      tax and regulatory                                       advantages, planned
                       planned use of sale         advantages,                                              use of sale proceeds,
                       proceeds, market focus,     planned use of                                           market focus, and
                       and managerial              sale proceeds,                                           managerial incentives.
                       incentives.                 market focus, and
                                                   managerial
                                                   incentives.


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Anti-Takeover Defenses
and Related Proposals

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601    Greenmail -     601: The Company will       Vote for proposals   ADAM              Dresdner RCM      Vote for proposals to
SP601  refers to the   generally vote for          to adopt             generally         categorically     adopt anti-greenmail
       practice of     management proposals to     anti-greenmail       votes with        opposes the       charter or bylaw
       repurchasing    prohibit payment of         charter or bylaw     management        payment of        amendments or
       shares from a   greenmail, defined as the   amendments or        on proposals      greenmail.        otherwise restrict a
       bidder at an    practice of repurchasing    otherwise restrict   to adopt          Historically,     company's ability
       above-market    shares from a bidder at     a company's          anti-greenmail    Dresdner RCM is   to make greenmail
       price in        an above-market price in    ability to make      provisions.       not aware of      payments.
       exchange for    exchange for the bidder's   greenmail payments.                    any cases where
       the bidder's    agreement not to acquire                         ADAM              the payment of    Vote in accordance
       agreement not   the target company. The     Review on a          generally         greenmail has     with ISS analysis
       to acquire a    Company will generally      case-by-case basis   supports          proven            and recommendation
       target          vote against management     antigreenmail        shareholder       beneficial to     on each individual
       company.        proposals to adopt          proposals when       proposals to      shareholders.     proposal regarding
                       anti-takeover greenmail     they are bundled     establish                           anti-greenmail
                       provisions.                 with other charter   anti-greenmail                      proposals when
                                                   or bylaw amendments. provisions.                         they are bundled
                       SP601: The Company will                                                              with other charter
                       generally vote for                                                                   or bylaw amendments.
                       shareholder proposals to
                       prohibit payment of                                                                  Vote on a
                       greenmail.                                                                           case-by-case basis
                                                                                                            regarding
                                                                                                            restructuring plans
                                                                                                            that involve the
                                                                                                            payment of pale
                                                                                                            greenmail.

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 Proxy Voting Rules - Consolidated

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                             Consolidated Policy       ISS Policy             ADAM Policy          DRCM            NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
602        Poison Pills      602: A poison pill is a   Vote for               ADAM generally       Poison pill,    Vote for
SP602      - anti-takeover   strategic move by a       shareholder            supports             an anti-        shareholder
           device            takeover-target to make   proposals that ask     shareholder          takeover        proposals asking
           permits all       its stock less            a company to           proposals            device, may     that a company
           shareholders      attractive.  A target     submit its poison      to require           consist of      submit its poison
           other than        company with a "pill"     pill for               shareholder          various         pill for
           the acquirer      (also known as a          shareholder            ratification         options the     shareholder
           to purchase       shareholder rights plan)  ratification.          of                   Board of        ratification.
           shares in a       usually distributes                              shareholder          Directors of
           company at a      warrants or purchase      Review on a            rights plans,        the company     Shareholder
           discount if       rights that become        case-by-case basis     i.e. poison          can implement   proposals to
           the company       exercisable when a        shareholder            pills.               to deter        redeem a
           becomes a         triggering event occurs.  proposals to                                potential       company's poison
           takeover                                    redeem a company's                          acquirers.      pill are normally
           target.  A        The Company will          poison pill.                                Unlike          voted in
           company with      evaluate poison pill                                                  anti-takeover   accordance with
           a pill (also      management proposals      Review on a                                 charter and     ISS analysis and
           known as a        on a case-by-case basis   case-by-case                                by-law          recommendation on
           shareholder       by considering the        management                                  amendments,     each individual
           rights plan)      following factors:        proposals to                                there is no     proposal.
           usually                                     ratify a poison                             requirement
           distributes       a.   Best interest of     pill.                                       that the        Management
           warrants or            the existing                                                     poison pill     proposals to
           purchase               shareholders;                                                    be submitted    ratify a poison
           rights that       b.   The current                                                      to shareholders pill are normally
           become                 salaries of                                                      for             voted in
           exercisable            the target                                                       ratification.   accordance with
           when a                 companies'                                                       In poison pill  ISS analysis and
           triggering             officers;                                                        proposals,      recommendation on
           event occurs.     c.   Repurchase price                                                 Dresdner RCM    each individual
                                  for the                                                          will obtain     proposal.
                                  shares by                                                        information
                                  the target                                                       from a company
                                  company;                                                         and evaluate
                             d.   Amount of cash                                                   the information
                                  invested in                                                      in light of
                                  target                                                           the following
                                  company;                                                         factors:
                             e.   Percentage of                                                    . Repurchase
                                  ownership                                                          of shares
                                  by target                                                          by subject
                                  company                                                            company;
                                  management;                                                      . Amount
                             f.   Perks for target                                                   of cash
                                  company                                                            invested
                                  senior                                                             in subject
                                  management;                                                        company;
                             g.   Attitude toward                                                  . Percentage
                                  tax                                                                of
                                  deferral                                                           ownership
                                  benefiting                                                         by subject
                                  target                                                             company
                                  company                                                            management;
                                  management;                                                      . Perks for
                             i.   Target                                                             subject
                                  company's                                                          company
                                  employee                                                           management;
                                  expenses.                                                        . Attitude
                                                                                                     toward tax
                             The Company will                                                        deferral
                             generally vote for                                                      benefitting
                             management proposals to                                                 subject
                             require shareholder                                                     company
                             ratification of poison                                                  management;
                             pills or that request the                                             . Subject
                             board of directors to                                                   company
                             redeem poison pills.                                                    officers'
                                                                                                     salaries;
                             SP602: The Company will                                               . Subject
                             generally vote for                                                      company
                             shareholder proposals to                                                employee
                             require shareholder                                                     expenses;
                             ratification of poison                                                  and
                             pills.  The Company will                                              . If the
                             generally vote on a                                                     subject
                             case-by-case basis on                                                   company is
                             shareholder proposals                                                   working in
                             that request the board of                                               the best
                             directors to redeem                                                     interests
                             poison pill provisions.                                                 of its
                                                                                                     stockholders
                                                                                                     and not
                                                                                                     only its
                                                                                                     management.

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                                      D-45

 Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------
                            Consolidated Policy           ISS Policy            ADAM Policy      DRCM              NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

603        Supermajority    603: The Company will         ISS votes AGAINST     ADAM             Generally,        NACM will vote
SP603      Shareholder      generally vote for            management            generally        Dresdner RCM      against
           Vote             management proposals to       proposals to          votes with       opposes           management
           Requirements     modify or rescind             require a             management       supermajority     proposals to
           - majority of    existing supermajority        supermajority         on               voting            require a
           outstanding      vote requirements to          shareholder vote      proposals        requirements      super-majority
           shares           amend the charters or         to approve            to modify        but we may        shareholders'
                            bylaws as well as approve     charter, bylaw        or rescind       support those     vote to approve
                            mergers, acquisitions or      amendments,           existing         that apply to     mergers and other
                            other business                mergers and other     supermajority    cases involving   significant
                            combinations and will         significant           vote             a change of       business
                            generally vote against        business              requirements     control.          combinations and
                            management proposals to       combinations.         to amend                           will vote for
                            require a supermajority                             the                                shareholder
                            vote on such matters.         ISS votes FOR         charters                           proposals to
                                                          shareholder           or bylaws.                         lower
                            SP603: The Company will       proposals to lower                                       super-majority
                            generally vote for            supermajority         ADAM                               vote requirements
                            shareholder proposals to      shareholder vote      generally                          for mergers and
                            modify or rescind             requirements for      does not                           other business
                            existing supermajority        charter, bylaw        support                            combinations.
                            vote requirements to          amendments,           management
                            amend the charters or         mergers and other     proposals                          In addition, NACM
                            bylaws as well as approve     significant           on                                 will vote for
                            mergers, acquisitions,        business              amendments                         shareholder
                            and other business            combinations.         to by-laws                         proposals to
                            combinations.                                       which                              lower
                                                                                would                              super-majority
                                                                                require                            vote requirements
                                                                                super-majority                     to amend any
                                                                                shareholder                        bylaw or charter
                                                                                votes to                           provision and
                                                                                pass or                            will vote against
                                                                                repeal                             management
                                                                                certain                            proposals to
                                                                                provisions.                        require a
                                                                                                                   super-majority
                                                                                ADAM                               vote to amend any
                                                                                generally                          bylaw or charter
                                                                                supports                           provision.
                                                                                shareholder
                                                                                proposals
                                                                                to reduce
                                                                                or
                                                                                eliminate
                                                                                super-majority
                                                                                vote
                                                                                requirements.
------------------------------------------------------------------------------------------------------------------------------------
604        Classified       604: The Company will         Vote against          ADAM             Dresdner RCM      Vote against
SP604      Boards -         generally vote for            proposals to          generally        generally         proposals to
           Classified       management proposals to       classify the board.   votes with       supports          classify the
           Board            eliminate a classified                              management       classified        board.
           provides for     board of directors and        Vote for proposals    regarding        Board of
           the directors    will generally vote           to repeal             proposals        Directors         Vote for
           to be divided    against management            classified boards     to               proposals         proposals to
           into three       proposals to classify the     and to elect all      eliminate        unless they are   repeal a
           groups,          board.                        directors annually.   classified       linked or         classified board,
           serving a                                                            Boards of        bundled with      and to elect all
           staggered        SP604: The Company will                             Directors.       other             directors
           three-year       generally vote for                                                   provisions        annually.
           term.  Each      shareholder proposals to                            ADAM             which could be
           year one of      repeal classified boards                            generally        construed as
           the groups of    and elect all directors                             does not         anti-takeover.
           directors        annually and will vote                              support
           comes up for     against shareholder                                 management
           re-election      proposals to classify the                           in
           and serves a     board.                                              classifying
           three-year                                                           boards of
           term.                                                                directors.
           Classified
           Boards are
           also known as
           Staggered
           Boards.
------------------------------------------------------------------------------------------------------------------------------------

 Proxy Voting Rules - Consolidated

-------------------------------------------------------------------------------------------------------------------------------
                              Consolidated Policy          ISS Policy        ADAM Policy       DRCM              NACM
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
605        Fair Price       605: The Company will       Vote proposals to                                   Vote for management
SP605      Provisions -     generally vote for          adopt fair price                                    proposals to adopt
           fair price       management proposals to     provisions on a                                     a fair price
           requirements     adopt or amend fair price   case-by-case                                        provision, as long
           compel anyone    provisions provided that    basis, evaluating                                   as the shareholder
           acquiring        the proposal does not       factors such as                                     vote requirement
           control of a     include a shareholder       the vote required                                   imbedded in the
           corporation      vote requirement that       to approve the                                      provision is no
           to pay all       exceeds the majority of     proposed                                            more than a
           shareholders     disinterested shares.       acquisition, the                                    majority of the
           the highest                                  vote required to                                    disinterested
           price that       SP605: The Company will     repeal the fair                                     shares.
           the acquirer     generally vote for          price provision,
           pays to any      shareholder proposals to    and the mechanism
           shareholder      adopt or lower the          for determining
           during a         shareholder vote            the fair price.                                     Vote for
           specified        requirements with respect                                                       shareholder
           period of time   to existing fair price      Generally, vote                                     proposals to lower
                            provisions.                 against fair price                                  the shareholder
                                                        provisions with                                     vote requirements
                                                        shareholder vote                                    imbedded in
                                                        requirements                                        existing fair
                                                        greater than a                                      price provisions.
                                                        majority of
                                                        disinterested
                                                        shares.

-------------------------------------------------------------------------------------------------------------------------------
606        Unequal          606: The Company will       Vote against proposals                              Vote against
           Voting Rights -  generally vote against      for dual class exchange                             proposals for dual
           corporations     management proposals for    offers and dual                                     class exchange
           with dual class  dual class exchange         class recapitalizations.                            offers and dual
           capitalization   offers and dual class                                                           class
           plans usually    recapitalizations.                                                              recapitalizations.
           have two
           classes of
           stock with
           different
           voting and
           dividend
           rights.

-------------------------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------
                                Consolidated Policy            ISS Policy        ADAM Policy         DRCM                NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SP606    Equal Access:      SP606: The Company will       ISS will evaluate     ADAM                             NACM will vote
         Shareholder        generally vote for            this shareholder      generally                        for shareholder
         proposal           shareholder proposals to      proposal on a         supports                         proposals to
         requiring          allow shareholders equal      CASE-BY-CASE basis.   shareholder                      allow significant
         companies to       access to management's                              proposals                        company
         give               proxy material so they                              to provide                       shareholders
         shareholders       can evaluate and propose                            equal                            equal access to
         access to the      voting recommendations on                           access to                        management's
         proxy ballot       proxy proposals and                                 the proxy                        proxy material in
         for the            director nominees.                                  process.                         order to evaluate
         purpose of                                                                                              and propose
         nominating                                                                                              voting
         board members.                                                                                          recommendations
         (Possible                                                                                               on proxy
         targets of                                                                                              proposals and
         binding                                                                                                 director
         proposal:                                                                                               nominees, and/or
         Citigroup,                                                                                              to nominate their
         Sears,                                                                                                  own candidates to
         Exxon-Mobil.                                                                                            the board.
         Possible
         targets of
         non-binding
         proposal:
         AOL-Time
         Warner,
         Kodak, and
         Bank of New
         York.)

------------------------------------------------------------------------------------------------------------------------------------
607      Reincorporation/   607: The Company will         Review on a                          We may support    Proposals to opt
SP607    Exemption from     generally vote for            case-by-case basis                   bylaw             in or opt out of
         Takeover Laws -    management proposals to       proposals to opt                     amendments        state takeover
         Takeover Laws      opt out of state/country      in our out of                        requiring a       statutes are
                            takeover laws and             state takeover                       company to opt    normally voted in
                            generally vote against        statutes                             out of the        accordance with
                            management proposals to       (including control                   Delaware          ISS analysis and
                            reincorporate into a          share acquisition                    takeover          recommendation on
                            state which has more          statutes, control                    statute because   each individual
                            stringent anti-takeover       share cash-out                       the law hampers   proposal.
                            and related provisions.       statutes,                            shareholder
                                                          freezeout                            democracy, but
                            The Company will evaluate     provisions, fair                     we will weigh
                            reincorporation               price provisions,                    the company's
                            management proposals on a     stakeholder laws,                    performance
                            case-by-case basis that       poison pill                          under the
                            would require offshore        endorsements,                        existing
                            companies to reincorporate    severance pay and                    management in
                            in the United States.         labor contract                       making a final
                                                          provisions,                          decision.
                            SP607: The Company will       antigreenmail
                            generally vote for            provisions, and
                            shareholder proposals to      disgorgement
                            opt out of state/country      provisions.
                            takeover laws and will
                            generally vote against
                            shareholder proposals to
                            reincorporate into a
                            state.

------------------------------------------------------------------------------------------------------------------------------------

 Proxy Voting Rules - Consolidated

--------------------------------------------------------------------------------------------------------------------------------
                               Consolidated Policy      ISS Policy           ADAM Policy          DRCM                NACM
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
607        Reincorporation/    See above.              ISS will evaluate   Generally,        Dresdner RCM      Proposals to
SP607      Exemption from                              this proposal on a  ADAM, does        generally         change a
           Takeover Laws -                             CASE-BY-CASE basis. not support       support plain     corporation's
           Reincorporation                                                 management        reincorporation   state of
                                                                           proposals         proposals, but    incorporation are
                                                                           on                may vote          normally voted in
                                                                           reincorporating   against if a      accordance with
                                                                           into a state      number of more    ISS analysis and
                                                                           which has more    restrictive new   recommendation on
                                                                           stringent         charter and       each individual
                                                                           anti-takeover     bylaw             proposal.
                                                                           and related       amendments are
                                                                           provisions.       included in the
                                                                                             package.

--------------------------------------------------------------------------------------------------------------------------------
Proxy Contest Defenses

--------------------------------------------------------------------------------------------------------------------------------
SP701      Shareholders'       SP701: The Company      Vote against                                            Vote against
           Right to Call       will generally vote     management proposals                                    management
           Special             against shareholder     to restrict or                                          proposals to
           Meetings            proposals to grant      prohibit                                                restrict or
                               shareholders' the       shareholders'                                           prohibit
                               ability to call special ability to call                                         shareholders'
                               meetings.               special meetings.                                       ability to call
                                                                                                               special meetings.
                                                       Vote for
                                                       shareholder                                             Vote for
                                                       proposals that                                          shareholder
                                                       remove                                                  proposals that
                                                       restrictions on                                         remove
                                                       the right of                                            restrictions on
                                                       shareholders to                                         the right of
                                                       act independently                                       shareholders to
                                                       of management.                                          act independently
                                                                                                               of management.

--------------------------------------------------------------------------------------------------------------------------------
SP702      Shareholder         SP702: The Company will Vote against                                            Vote against
           Action by           generally vote against  proposals to                                            management
           Written             shareholder proposals   restrict or                                             proposals to
           Consent             to permit shareholders  prohibit                                                restrict or
                               to take action by       shareholders'                                           prohibit
                               written consent.        ability to take                                         shareholders'
                                                       action by written                                       ability to take
                                                       consent.                                                action by written
                                                                                                               consent.

                                                       Vote for proposals
                                                       to allow or make
                                                       easier shareholder                                      Vote for
                                                       action by written                                       shareholder
                                                       consent.                                                proposals to
                                                                                                               allow or make
                                                                                                               easier
                                                                                                               shareholder
                                                                                                               action by written
                                                                                                               consent.

--------------------------------------------------------------------------------------------------------------------------------

 Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------
                             Consolidated Policy       ISS Policy             ADAM Policy          DRCM            NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SP703      Shareholders'     SP703: The Company will   Vote against                                                Vote against
           Ability to        generally vote against    proposals that state                                        proposals that
           Remove or         shareholder proposals to  directors may be                                            state directors
           Elect             restore shareholder       removed only for                                            may be removed
           Directors         ability to remove         cause.                                                      only for cause.
                             directors with or
                             without cause. The        Vote for proposals                                          Vote for
                             Company will generally    to restore                                                  proposals to
                             vote against shareholder  shareholder                                                 restore
                             proposals that permit     ability to remove                                           shareholder
                             shareholders to elect     directors with or                                           ability to remove
                             directors to fill         without cause.                                              directors with or
                             board vacancies.                                                                      without cause.
                                                       Vote against
                                                       proposals that                                              Vote against
                                                       provide that only                                           proposals that
                                                       continuing                                                  provide that only
                                                       directors may                                               continuing
                                                       elect replacements                                          directors may
                                                       to fill board                                               elect
                                                       vacancies.                                                  replacements to
                                                       Vote for proposals                                          fill board
                                                       that permit                                                 vacancies.
                                                       shareholders to
                                                       elect directors to                                          Vote for
                                                       fill board                                                  proposals that
                                                       vacancies.                                                  permit
                                                                                                                   shareholders to
                                                                                                                   elect directors
                                                                                                                   to fill board
                                                                                                                   vacancies.

------------------------------------------------------------------------------------------------------------------------------------
Social and Environmental
Issues

------------------------------------------------------------------------------------------------------------------------------------
SP801      Environmental     SP801: The Company will   In most cases, ISS     ADAM generally       The CERES
           Issues/CERES      generally vote against    refrains from          does not support     (Coalition
           Principles        shareholder proposals     providing a vote       shareholder          of
                             that request issuers to   recommendation on      proposals for        Environmentally
                             file the CERES            proposals that         restrictions         Responsible
                             principles.               request companies      related to           Economies)
                                                       to file the CERES      social,              Principles
                                                       principles.            political            are based on
                                                                              or special           a 10-point
                                                       Generally, vote        interest issues      code of
                                                       for disclosure         that impact the      corporate
                                                       reports that seek      ability of the       conduct
                                                       additional             company to do        toward the
                                                       information,           business or be       environment.
                                                       particularly when      competitive,         We generally
                                                       it appears             and which            support the
                                                       companies have not     have a               shareholder
                                                       adequately             significant          requests for
                                                       addressed              financial or         reports on
                                                       shareholders'          best interest        activities
                                                       environmental          impact to the        related to the
                                                       concerns.              shareholders.        goals of the
                                                                                                   CERES
                                                                                                   Principles or
                                                                                                   other in-house
                                                                                                   environmental
                                                                                                   programs.
                                                                                                   However, we
                                                                                                   feel that in
                                                                                                   their current
                                                                                                   form, the
                                                                                                   CERES
                                                                                                   Principles
                                                                                                   lack clarity,
                                                                                                   making them
                                                                                                   difficult to
                                                                                                   enforce.
                                                                                                   Therefore, we
                                                                                                   do not support
                                                                                                   signing the
                                                                                                   Principles.

------------------------------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------
                             Consolidated Policy       ISS Policy             ADAM Policy          DRCM            NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SP802      Northern          SP802: The Company will   In most cases, ISS     ADAM                 Similar to the
           Ireland           generally vote against    refrains from          generally            Statement of
           (MacBride         shareholder proposals     providing a vote       does not             Principles for
           Principles)       that are aimed at         recommendation on      support              South Africa,
                             anti-Catholic             proposals              shareholder          the MacBride
                             discrimination within     pertaining to the      proposals            Principles are
                             Northern Ireland as       MacBride               for                  aimed at
                             outlined in the MacBride  Principles.            restrictions         countering
                             Principles.                                      related to           anti-Catholic
                                                       Generally, vote        social,              discrimination
                                                       for disclosure         political            in employment
                                                       reports that seek      or special           in the British
                                                       additional             interest             state of
                                                       information about      issues               Northern
                                                       progress being         that                 Ireland.  These
                                                       made toward            impact the           principles
                                                       eliminating            ability of           require
                                                       employment             the                  affirmative
                                                       discrimination,        company to           steps to hire
                                                       particularly when      do                   Catholic
                                                       it appears             business             workers and
                                                       companies have not     or be                promote them to
                                                       adequately             competitive,         management
                                                       addressed              and which            positions, to
                                                       shareholder            have a               provide job
                                                       concerns.              significant          security and to
                                                                              financial            eliminate
                                                                              or best              inflammatory
                                                                              interest             religious
                                                                              impact to            emblems.
                                                                              the                  Divestment of
                                                                              shareholders.        stock is not
                                                                                                   called for
                                                                                                   under these
                                                                                                   principles.
                                                                                                   Dresdner
                                                                                                   RCM takes
                                                                                                   the following
                                                                                                   factors into
                                                                                                   consideration
                                                                                                   regarding
                                                                                                   Northern
                                                                                                   Ireland
                                                                                                   resolutions:
                                                                                                   . Whether any
                                                                                                     discrimination
                                                                                                     charges have
                                                                                                     been filed
                                                                                                     against the
                                                                                                     subject company
                                                                                                     within the
                                                                                                     past year;
                                                                                                   . Whether the
                                                                                                     subject
                                                                                                     company has
                                                                                                     subscribed
                                                                                                     to the Fair
                                                                                                     Employment
                                                                                                     Agency's,
                                                                                                     "Declaration
                                                                                                     of Principle
                                                                                                     and Intent."
                                                                                                     (Northern
                                                                                                     Ireland
                                                                                                     governmental
                                                                                                     regulations);
                                                                                                     and
                                                                                                   . Whether
                                                                                                     potentially
                                                                                                     offensive
                                                                                                     material
                                                                                                     is not allowed
                                                                                                     in the work
                                                                                                     area (flags,
                                                                                                     posters, etc.).

------------------------------------------------------------------------------------------------------------------------------------

 Proxy Voting Rules - Consolidated

---------------------------------------------------------------------------------------------------------------------------
                              Consolidated Policy          ISS Policy      ADAM Policy         DRCM                NACM
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
SP803      South Africa        SP803: The Company will     In most cases, ISS   ADAM           Dresdner RCM
           (Statement of       generally vote against      refrains from        generally      evaluates
           Principles)         shareholder proposals       providing a vote     does not       resolutions for
                               that pertain to             recommendation on    support        South African
                               promoting the welfare of    proposals            shareholder    divestiture in
                               black employees within      pertaining to        proposals      light of the
                               companies that operate in   South Africa.        for            "Statement of
                               South Africa.                                    restrictions   Principles."
                                                           Generally, vote      related to     The "Statement
                                                           for disclosure       social,        of Principles,"
                                                           reports that seek    political      formerly known
                                                           additional           or special     as the Sullivan
                                                           information such     interest       Principles,
                                                           as the amount of     issues that    asks companies
                                                           business that        impact the     doing business
                                                           could be lost by     ability of     in South Africa
                                                           conducting           the company    to promote the
                                                           business in South    to do          welfare of black
                                                           Africa.              business       employees by
                                                                                or be          desegregating
                                                                                competitive,   all facilities,
                                                                                and which      paying
                                                                                have a         comparable
                                                                                significant    wages to all
                                                                                financial      employees,
                                                                                or best        increasing the
                                                                                interest       number of black
                                                                                impact to      managers,
                                                                                the            improving the
                                                                                shareholders.  quality of
                                                                                               black life
                                                                                               outside
                                                                                               the work
                                                                                               environment,
                                                                                               and lobbying
                                                                                               for change
                                                                                               in apartheid
                                                                                               law. Companies
                                                                                               report their
                                                                                               progress, which
                                                                                               is reviewed and
                                                                                               rated on a
                                                                                               three-point
                                                                                               scale by
                                                                                               Arthur D. Little
                                                                                               Inc. If a
                                                                                               company
                                                                                               ranks in
                                                                                               category
                                                                                               one or
                                                                                               two of the
                                                                                               "Statement
                                                                                               of Principles,"
                                                                                               Dresdner RCM
                                                                                               will vote
                                                                                               against
                                                                                               divestment.

---------------------------------------------------------------------------------------------------------------------------
SP804      Other Political/    SP804: The Company will
           Social/ Special     generally vote against
           Interest Issues     shareholder proposals on
                               restrictions that relate
                               to social, political, or
                               special interest issues
                               (examples: nuclear power,
                               Mexico, animal testing,
                               tobacco industry, or equal
                               employment opportunities)
                               that may effect the
                               operations and
                               competitiveness of the
                               issuer or which may have a
                               significant financial
                               impact to the shareholders.

---------------------------------------------------------------------------------------------------------------------------

 Proxy Voting Rules - Consolidated

--------------------------------------------------------------------------------------------------------------------------------
                                 Consolidated Policy           ISS Policy        ADAM Policy        DRCM         NACM
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Other

--------------------------------------------------------------------------------------------------------------------------------
901        Annual Meetings     901: The Company will                             ADAM generally               Vote for
SP901                          generally vote for                                votes with                   management
                               management proposals that                         management                   proposals asking
                               relate to the conduct of                          on proposals                 for authority to
                               the annual meeting except                         related to                   vote at the
                               those proposals which                             conduct of                   meeting for
                               relate to the                                     the annual                   "other matters"
                               "transaction of such                              meeting EXCEPT               not already
                               other business which may                          those proposals              described in the
                               come before the                                   which relate to              proxy statement
                               meeting".                                         the "transaction             unless there is a
                                                                                 of such other                reason to believe
                               SP901: The Company will                           business                     the other matters
                               generally vote against                            which may                    involve
                               shareholder proposals to                          come                         substantive
                               change the time or place                          before the                   issues.
                               of annual meetings.                               meeting."
                                                                                                              Vote against
                                                                                                              shareholder
                                                                                                              proposals to
                                                                                                              rotate the time
                                                                                                              or place of
                                                                                                              annual meetings.

--------------------------------------------------------------------------------------------------------------------------------

 Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------
                            Consolidated Policy        ISS Policy          ADAM Policy              DRCM                 NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
902   Confidential Voting  902: The Company      Vote for shareholder ADAM generally votes Dresdner RCM         Vote for proposals
SP902 (also known as       will generally vote   proposals that       with management on   supports             to adopt a policy
      closed voting or     for management        request companies to proposals to provide confidential voting  that comprises both
      voting by secret     proposals to adopt    adopt confidential   for confidential     because confidential confidential voting
      ballot, under        confidential voting,  voting, use          voting and           voting may eliminate and the use of
      confidential voting  use independent       independent          independent          undue pressure from  independent vote
      procedures, all      tabulators, and use   tabulators, and use  tabulation of voting company management.  tabulators of
      proxies, ballots and independent election  independent          results.             Furthermore,         elections.
      voting tabulations   inspectors. The       inspectors of                             Dresdner RCM
      that identify        Company will          election as long as  ADAM generally does  maintains records
      shareholders are     generally vote        the proposals        not support          which allow our
      kept confidential),  against management    include clauses for  management on        clients to have
      Independent          proposals to repeal   proxy contests as    proposals to repeal  access to our voting
      Tabulations and      such provisions.      follows: in the case confidential voting. decisions.
      Inspections                                of a contested
                           SP902: The Company    election, management
                           will generally vote   should be permitted
                           for shareholder       to request that the
                           proposals to adopt    dissident group
                           confidential voting,  honor its
                           use independent       confidential voting
                           tabulators, and use   policy. If the
                           independent election  dissidents agree,
                           inspectors. The       the policy remains
                           Company will vote     in place. If the
                           against shareholder   dissidents do agree,
                           proposals to repeal   the confidential
                           such provisions.      voting policy is
                                                 waived.

                                                 Vote for management
                                                 proposals to adopt
                                                 confidential voting.
------------------------------------------------------------------------------------------------------------------------------------
903   Disgorgement         903: Disgorgement                                                                    Proposals to opt out
      Provisions           provisions stipulate                                                                 of disgorgement
                           that an acquirer pay                                                                 provisions are
                           back profits from                                                                    normally voted in
                           the sale of stock                                                                    accordance with ISS
                           purchased two years                                                                  analysis and
                           prior to achieving                                                                   recommendation on
                           control status. The                                                                  each individual
                           Company will                                                                         proposal.
                           evaluate proposals
                           to opt out of such
                           provisions on a
                           case-by-case basis.
------------------------------------------------------------------------------------------------------------------------------------

 Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------
                             Consolidated Policy       ISS Policy             ADAM Policy          DRCM            NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SP903      Abstention        SP903: The Company will                                                               Vote for
           Votes             generally vote for                                                                    shareholder
                             shareholder proposals                                                                 proposals
                             recommending that votes                                                               recommending that
                             to "abstain" not be                                                                   votes to
                             considered votes "cast"                                                               "abstain" not be
                             at an annual or special                                                               considered votes
                             meeting unless required                                                               "cast" at an
                             by state law.                                                                         annual or special
                                                                                                                   meeting, unless
                                                                                                                   that
                                                                                                                   consideration is
                                                                                                                   required by state
                                                                                                                   law.

------------------------------------------------------------------------------------------------------------------------------------
904        Mutual Fund       904: The Company will     ISS will evaluate
           issues            evaluate the following    these proposals on
                             mutual fund issues on a   a CASE-BY-CASE
                             case-by-case basis:       basis.

                             f. Approve the merger
                                of the funds;
                             g. Approve investment
                                advisory agreement;
                             h. Change in fundamental
                                investment policy;
                             i. Approve/amend
                                sub-advisory
                                agreement;
                             j. Approve conversion
                                from closed-end to
                                open-end fund.

------------------------------------------------------------------------------------------------------------------------------------
SP904      Existing Dual     SP904: The Company will                                                                Vote for
           Class             generally vote against                                                                 shareholder
           Companies         shareholder proposals                                                                  proposals asking
                             asking for a report to                                                                 that a company
                             shareholders on the                                                                    report to
                             financial impact of its                                                                shareholders on
                             dual class voting                                                                      the financial
                             structure and will vote                                                                impact of its
                             for shareholder proposals                                                              dual class
                             to submit a dual class                                                                 voting
                             voting structure to a                                                                  structure.
                             shareholder vote.
                                                                                                                    Vote for
                                                                                                                    shareholder
                                                                                                                    proposals
                                                                                                                    asking that a
                                                                                                                    company submit
                                                                                                                    its dual class
                                                                                                                    voting
                                                                                                                    structure for
                                                                                                                    shareholder
                                                                                                                    ratification.

------------------------------------------------------------------------------------------------------------------------------------
905        Share-Blocking    905: The Company will                                                                  Proxies are not
                             generally not vote                                                                     voted for
                             proxies in countries                                                                   countries with
                             where there is                                                                         "share-
                             "share-blocking."                                                                      blocking",
                                                                                                                    generally,
                                                                                                                    voting  would
                                                                                                                    restrict ability
                                                                                                                    to sell shares.
                                                                                                                    A list of
                                                                                                                    countries with
                                                                                                                    "share-blocking"
                                                                                                                    is available
                                                                                                                    upon request.

------------------------------------------------------------------------------------------------------------------------------------

 Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------
                             Consolidated Policy       ISS Policy             ADAM Policy          DRCM            NACM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SP905      Special           SP905: The Company will                                                               Shareholder
           Reports/          generally vote against                                                                proposals
           Additional        shareholder proposals                                                                 requesting fuller
           Disclosure        that require disclosure                                                               disclosure of
                             reports on the impact of                                                              company policies,
                             certain issues to the                                                                 plans or business
                             overall business if the                                                               practices are
                             issuer and the                                                                        normally voted
                             shareholders.                                                                         in  accordance
                                                                                                                   with ISS analysis
                                                                                                                   and
                                                                                                                   recommendation on
                                                                                                                   each individual
                                                                                                                   proposal.

------------------------------------------------------------------------------------------------------------------------------------
906        Shares Out on     906: Proxies are not                                                                  Proxies are not
           Loan              available to be voted                                                                 available to be
                             when shares are out on                                                                voted when shares
                             loan through client                                                                   are out on loan
                             securities lending                                                                    through client
                             programs with their                                                                   securities
                             custodians.                                                                           lending programs
                                                                                                                   with their
                                                                                                                   custodians.

------------------------------------------------------------------------------------------------------------------------------------
SP906      Lack of           SP906: The Company        ISS generally
           Information:      generally will vote       votes AGAINST if
           Situations        against proposals if      it is unable to
           where the         there is a lack of        acquire adequate
           company does      information to make       information to
           not provide       an informed voting        make an informed
           sufficient        decision.                 voting decision.
           information.

------------------------------------------------------------------------------------------------------------------------------------
SP907      Shareholder       SP907: The Company will   Review on a                                                 Shareholder
           Advisory          generally vote against    case-by-case basis                                          proposals to
           Committee         shareholder proposals to  proposals to                                                establish
                             establish shareholder     establish a                                                 shareholder
                             advisory committees.      shareholder                                                 advisory
                                                       advisory committee.                                         committees are
                                                                                                                   normally voted in
                                                                                                                   accordance with
                                                                                                                   ISS analysis and
                                                                                                                   recommendation on
                                                                                                                   each individual
                                                                                                                   proposal.

                                                                                                                   Decisions on
                                                                                                                   whether or not
                                                                                                                   to join a
                                                                                                                   shareholder
                                                                                                                   advisory
                                                                                                                   committee are
                                                                                                                   normally voted in
                                                                                                                   accordance with
                                                                                                                   ISS analysis and
                                                                                                                   recommendation
                                                                                                                   on each
                                                                                                                   individual
                                                                                                                   proposal.

------------------------------------------------------------------------------------------------------------------------------------

                           PART C - OTHER INFORMATION

Item 24:  Financial Statements and Exhibits

     1.   Financial Statements:

     Included in Part A:  To be filed by amendment.

     Included in Part B:  To be filed by amendment.

     2.   Exhibits:

     a.1  Agreement and Declaration of Trust dated April 22, 2003.(1)

     a.2 Amended and Restated Agreement and Declaration of Trust dated June 6, 2003.(2)

     a.3 Second Amended and Restated Agreement and Declaration of Trust dated July 16, 2003.(3)

     b.1  Bylaws of Registrant dated April 22, 2003.(1)

     b.2  Amended and Restated Bylaws of Registrant dated June 6, 2003.(2)

     b.3  Second Amended and Restated Bylaws of Registrant dated July 16,
          2003.(3)

     b.4  Third Amended and Restated Bylaws of Registrant*

     c.   None.

     d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust.(3)

     d.2 Article 10 (Shareholders' Voting Powers and Meetings) and Article 11 (Statement Creating Five Series of Auction Preferred Shares) of the Third Amended and Restated Bylaws of Registrant.*

     d.3  Form of Share Certificate of the Common Shares.(3)

     d.4 Specimen Certificate representing the Registrant's Auction Preferred Shares of beneficial interest ("Preferred Shares").*

     e.   Terms and Conditions of Dividend Reinvestment Plan.(3)

     f.   None.

     g.1 Investment Management Agreement between Registrant and PIMCO Advisors Fund Management LLC dated July 16, 2003.(3)

     g.2 Portfolio Management Agreement between PIMCO Advisors Fund Management LLC and Nicholas-Applegate Capital Management LLC dated July 16, 2003.(3)

     h.1  Form of Underwriting Agreement for Common Shares.(3)

     h.2  Form of Master Selected Dealer Agreement.(3)

     h.3  Form of Master Agreement Among Underwriters for Common Shares.(3)

     h.4  Form of Underwriting Agreement for the Preferred Shares.*

     h.5  Form of Master Agreement Among Underwriters for Common Shares.*

     i.   None.

     j.1 Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co.(3)

     j.2 Form of Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co. (3)

     k.1 Form of Transfer Agency Services Agreement between Registrant and PFPC Inc.(3)

     k.2 Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO Advisors Fund Management LLC dated as of July 16, 2003.(3)

     k.3  Form of Shareholder Servicing Agreement. (3)

     k.4 Form of Auction Agency Agreement between the Registrant and the Auction Agent as to the Registrant's Preferred Shares.*

     k.5  Form of Broker-Dealer Agreement as to the Registrant's Preferred
          Shares.*

     k.6 Form of Depository Trust Company Representations Letter as to the Registrant's Preferred Shares.*

     l. Opinion and consent of Ropes & Gray LLP as to the Registrant's Preferred Shares.*

     m.   None.

     n.   Consent of Registrant's independent auditors.*

     o.   None.

     p. Subscription Agreement of Allianz Dresdner Asset Management of America L.P. dated as of July 16, 2003. (3)

     q.   None.

     r.1  Code of Ethics of Registrant dated July 16, 2003.(3)

     r.2 Code of Ethics of PIMCO Advisors Fund Management LLC dated June 1, 2003.(3)

     r.3 Code of Ethics of Nicholas-Applegate Capital Management LLC dated March 1, 2003.(3)

     s. Power of Attorney for Messrs. Shlissel, Connor, Dalessandro, Kertess, Altadonna and Schott, filed herewith.

     -------------------------

*    To be filed by amendment.

(1) Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File No. 333-104708, filed on April 23, 2003.

(2) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-104708, filed on June 9, 2003.

(3) Incorporated by reference to the Pre-Effective Amendment No. 3 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-104708, filed on July 25, 2003.

Item 25:  Marketing Arrangements

     To be filed by amendment.

Item 26:  Other Expenses of Issuance and Distribution

     Securities and Exchange Commission Registration Fees           $     *
     Printing and engraving expenses                                      *
     Legal fees                                                           *
     Accounting expenses                                                  *
     Credit Rating Registration Fees                                      *
     Trustees Fees                                                        *
     Miscellaneous expenses                                               *
                                                                    -------
        Total                                                             *

     * Estimated expenses. To be completed by amendment.

Item 27:  Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28:  Number of Holders of Securities

     At        , 2003

                 Title of Class                 Number of Record Holders
      ------------------------------------   -----------------------------
      Preferred Shares, par value $0.00001                0
      Common Shares, par value $0.00001      To be filed by amendment

Item 29:  Indemnification

     Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30:  Business and Other Connections of Investment Adviser

     Descriptions of the business of PIMCO Advisors Fund Management LLC, the Registrant's investment manager, and Nicholas-Applegate Capital Management LLC, the Registrant's portfolio manager, are set forth under the captions "Investment Manager" and "Portfolio Manager" under "Management of the Fund" in both the prospectus and statement of additional information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of PIMCO Advisors Fund Management LLC and Nicholas-Applegate Capital Management LLC.

                       PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                               New York, NY 10105

Name                    Position with Advisor           Other Connections
---------------------   -----------------------------   ------------------------

Lawrence G. Altadonna   Vice President                  Vice President, OpCap
                                                        Advisors LLC

Andrew Bocko            Senior Vice President and       Senior Vice President,
                        Director of IT                  PIMCO Advisors Fund
                                                        Management LLC, Allianz
                                                        Dresdner Asset
                                                        Management U.S. Equities
                                                        LLC, PIMCO Advisors Fund
                                                        Management LLC, Allianz
                                                        Dresdner Asset
                                                        Management of America
                                                        L.P.

Tim Clark               Managing Director

Cindy Columbo           Vice President

Patrick Coyne           Vice President

Derek Hayes             Senior Vice President

Steve Jobe              Senior Vice President

Alan Kwan               Vice President

John C. Maney           Chief Financial Officer         Executive Vice President
                                                        and Chief Financial
                                                        Officer, Allianz
                                                        Dresdner Asset
                                                        Management of America
                                                        L.P.; Chief Financial
                                                        Officer, PIMCO Advisors
                                                        Fund Management LLC,
                                                        Allianz Dresdner Asset
                                                        Management U.S. Equities
                                                        LLC, Cadence Capital
                                                        Management LLC, NFJ
                                                        Investment Group L.P.,
                                                        OCC Distributors LLC,
                                                        OpCap Advisors LLC,
                                                        Oppenheimer Capital LLC,
                                                        Pacific Investment
                                                        Management Company LLC,
                                                        PIMCO Advisors Managed
                                                        Accounts LLC, PIMCO
                                                        Advisors CD Distributors
                                                        LLC, PIMCO Equity
                                                        Advisors LLC, PIMCO

Name                    Position with Advisor           Other Connections
---------------------   -----------------------------   ------------------------

                                                        Equity Partners LLC,
                                                        PIMCO Advisors
                                                        Advertising Agency Inc.,
                                                        PIMCO Advisors
                                                        Distributors LLC,
                                                        Allianz Private Client
                                                        Services LLC, and
                                                        StocksPLUS Management
                                                        Inc. and Value Advisors
                                                        LLC
                                                        Equity Partners LLC,
                                                        PIMCO Advisors
                                                        Advertising Agency Inc.,
                                                        PIMCO Advisors
                                                        Distributors LLC,
                                                        Allianz Private Client
                                                        Services LLC, and
                                                        StocksPLUS Management
                                                        Inc. and Value Advisors
                                                        LLC

Vinh T. Nguyen          Vice President and Controller   Vice President and
                                                        Controller, PIMCO
                                                        Advisors Fund Management
                                                        LLC, Allianz Dresdner
                                                        Asset Management of
                                                        America L.P., Allianz
                                                        Dresdner Asset
                                                        Management U.S. Equities
                                                        LLC, Cadence Capital
                                                        Management LLC, NFJ
                                                        Investment Group L.P.,
                                                        OCC Distributors LLC,
                                                        OpCap Advisors LLC,
                                                        Oppenheimer Capital LLC,
                                                        Pacific Investment
                                                        Management Company LLC,
                                                        PIMCO Advisors Managed
                                                        Accounts LLC, PIMCO
                                                        Advisors CD Distributors
                                                        LLC, PIMCO Equity
                                                        Advisors LLC, PIMCO
                                                        Equity Partners LLC,
                                                        PIMCO Advisors
                                                        Advertising Agency Inc.,
                                                        PIMCO Advisors
                                                        Distributors LLC,
                                                        Allianz Private Client
                                                        Services LLC, and
                                                        StocksPLUS Management
                                                        Inc.

Francis C. Poli         Executive Vice President,       Chief Legal and
                        Director of Compliance and      Compliance Officer,
                        Assistant Secretary             PIMCO Advisors Fund
                                                        Management LLC, Allianz
                                                        Dresdner Asset
                                                        Management Of America
                                                        L.P., Allianz Dresdner
                                                        Asset Management U.S.
                                                        Equities LLC, Allianz
                                                        Hedge Fund Partners
                                                        L.P., Allianz Private
                                                        Client Services LLC,
                                                        Cadence Capital
                                                        Management LLC, NFJ
                                                        Investment Group L.P.,
                                                        OCC Distributors LLC,
                                                        OpCap Advisors LLC,
                                                        Oppenheimer Capital LLC,
                                                        PIMCO Advisors Retail
                                                        Holdings LLC,

Name                    Position with Advisor           Other Connections
---------------------   -----------------------------   ------------------------

                                                        PIMCO Advisors Managed
                                                        Accounts LLC, PIMCO
                                                        Advisors CD Distributors
                                                        LLC, PIMCO Equity
                                                        Advisors LLC

Bob Rokose              Vice President and Assistant
                        Controller

Newton B. Schott, Jr.   Managing Director,   Chief      Vice President, PIMCO
                        Legal Officer and Secretary     Advisors Managed
                                                        Accounts LLC; Executive
                                                        Vice President, Chief
                                                        Legal Officer and
                                                        Secretary, PIMCO
                                                        Advisors Advertising
                                                        Agency Inc.; Managing
                                                        Director, Executive Vice
                                                        President, General
                                                        Counsel and Secretary,
                                                        PIMCO Advisors
                                                        Distributors LLC

Brian S. Shlissel       Senior Vice President           Senior Vice President
                                                        and Treasurer, OpCap
                                                        Advisors LLC

Stewart A. Smith        Vice President and Assistant    Secretary, PIMCO
                        Secretary                       Advisors Fund Management
                                                        LLC, Allianz Dresdner
                                                        Asset Management of
                                                        America L.P., Allianz
                                                        Dresdner Asset
                                                        Management U.S. Equities
                                                        LLC, Allianz Hedge Fund
                                                        Partners L.P., Allianz
                                                        Private Client Services
                                                        LLC, Cadence Capital
                                                        Management LLC, NFJ
                                                        Investment Group L.P.,
                                                        PIMCO Advisors Retail
                                                        Holdings LLC, PIMCO
                                                        Advisors Managed
                                                        Accounts LLC, PIMCO
                                                        Advisors CD Distributors
                                                        LLC and PIMCO Equity
                                                        Advisors LLC; Assistant
                                                        Secretary, Oppenheimer
                                                        Capital LLC, OpCap
                                                        Advisors and OCC
                                                        Distributors LLC

Stephen J. Treadway     Managing Director and Chief     Chairman, President and
                        Executive Officer               Chief Executive Officer,
                                                        PIMCO Advisors
                                                        Advertising Agency Inc.;
                                                        Managing Director and
                                                        Chief Executive Officer,
                                                        PIMCO Advisors
                                                        Distributors LLC;

Name                    Position with Advisor           Other Connections
---------------------   -----------------------------   ------------------------

                                                        Managing Director, PIMCO
                                                        Advisors Managed
                                                        Accounts LLC, Allianz
                                                        Private Client Services
                                                        LLC, and Allianz
                                                        Dresdner Asset
                                                        Management of America
                                                        L.P.; Member of the
                                                        Board of Management,
                                                        Allianz Dresdner Asset
                                                        Management GmBH

James G. Ward           Executive Vice President and    Executive Vice
                        Director of Human Resources     President, Allianz Asset
                                                        Management of America
                                                        L.P.; Director of Human
                                                        Resources, Allianz Asset
                                                        Management U.S. Equities
                                                        LLC, PIMCO Advisors
                                                        Distributors LLC

                    Nicholas-Applegate Capital Management LLC
                          600 West Broadway 30th Floor
                               San Diego, CA 92101

                        Position with
Name                    Portfolio Manager               Other Affiliations
---------------------   -----------------------------   ------------------------

Charles H. Field        Deputy General Counsel          Secretary,
                                                        Nicholas-Applegate
                                                        Institutional Funds;
                                                        Director, Torrey Pines
                                                        Ltd., Convertible
                                                        Arbitrage Fund Ltd.,
                                                        Nicholas-Applegate South
                                                        East Asia Fund; Deputy
                                                        General Counsel,
                                                        Nicholas-Applegate
                                                        Securities LLC

Peter J. Johnson        Head of Institutional Sales

C. William Maher, CPA   Chief Financial Officer         Chief Financial Officer
                                                        and Treasurer,
                                                        Nicholas-Applegate
                                                        Securities; Treasurer,
                                                        Nicholas-Applegate
                                                        Institutional Funds

E. Blake Moore, Jr.     General Counsel and             Trustee, Chairman of the
                        Secretary                       Board and President,
                                                        Nicholas-Applegate
                                                        Institutional Funds;

                        Position with
Name                    Portfolio Manager               Other Affiliations
---------------------   -----------------------------   ------------------------

                                                        General Counsel and
                                                        Secretary,
                                                        Nicholas-Applegate
                                                        Securities; Director,
                                                        Nicholas-Applegate
                                                        Southeast Asia Fund

Arthur E. Nicholas      Chairman                        Chairman and President,
                                                        Nicholas-Applegate
                                                        Securities; Director and
                                                        Chairman of the Board,
                                                        Nicholas-Applegate Fund,
                                                        Inc.; President,
                                                        Nicholas-Applegate
                                                        Securities International
                                                        LDC

Eric S. Sagerman        Head of Global Marketing        Director,
                                                        Nicholas-Applegate South
                                                        East Asia Fund

Horacio A. Valeiras,    Chief Investment Officer
CFA

Marna C. Whittington,   President and Chief
Ph.D.                   Executive Officer

Item 31:  Location of Accounts and Records

     The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 and/or PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32:  Management Services

     Not applicable.

Item 33:  Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.  Not applicable.

     3.  Not applicable.

     4.  Not applicable.

     5.  The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

                                     Notice

     A copy of the Agreement and Declaration of Trust of Nicholas-Applegate Convertible & Income Fund II (the "Fund"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 1st day of August, 2003.

                                          NICHOLAS-APPLEGATE CONVERTIBLE &
                                          INCOME FUND II


                                          By:       /s/ Brian S. Shlissel
                                             -----------------------------------
                                             Brian S. Shlissel
                                             President and Chief Executive
                                             Officer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name                          Capacity                     Date

/s/ Brian S. Shlissel         President and Chief
---------------------------   Executive Officer            August 1, 2003
Brian S. Shlissel


/s/ Lawrence G. Altadonna     Treasurer, Principal         August 1, 2003
---------------------------   Financial and Accounting
Lawrence G. Altadonna         Officer


Hans W. Kertess*
---------------------------   Trustee                      August 1, 2003
Hans W. Kertess


Robert E. Connor*
---------------------------   Trustee                      August 1, 2003
Robert E. Connor


John J. Dalessandro II*
---------------------------   Trustee                      August 1, 2003
John J. Dalessandro


                                        *By: /s/ Brian S. Shlissel
                                             -----------------------------------
                                             Brian S. Shlissel, Attorney in Fact

                                             Date:  August 1, 2003

                               INDEX TO EXHIBITS

Exhibit         Exhibit Name
-------         ------------
s.              Power of Attorney for each of Messrs. Shlissel, Kertess, Connor,
                Dalessandro, Altadonna, and Schott.